          As filed with the Securities and Exchange Commission on March 25, 2004
                                        Securities Act Registration No. 33-36784
                               Investment Company Act Registration No. 811-06170

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [X]

                           Pre-Effective Amendment No._____                  [_]

                         Post-Effective Amendment No. 23                     [X]
                                                     ----

                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     [X]

                                Amendment No. 25                             [X]
                                             ----
                        (Check appropriate box or boxes)

                              LEBENTHAL FUNDS, INC.
                              ---------------------
               (Exact Name of Registrant as Specified in Charter)

                                  120 Broadway
                            New York, New York 10271
                            ------------------------
               (Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, including Area Code:       (800) 594-7078
                                                          --------------

        ALEXANDRA LEBENTHAL                Copy to:    DAVID C. PHELAN, ESQ.
        Lebenthal                                      Hale and Dorr LLP
        120 Broadway                                   60 State Street
        New York, New York 10271                       Boston, MA 02109
        ------------------------                       ----------------

                     (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective:  (check appropriate box)

        [X]  immediately upon filing pursuant to paragraph (b)
        [_]  on (date) pursuant to paragraph (b)
        [_]  60 days after filing pursuant to paragraph (a)
        [_]  on (date) pursuant to paragraph (a) of Rule 485
        [_]  75 days after filing pursuant to paragraph (a)(2)
        [_]  on (date) pursuant to paragraph (a)(2) of rule 485

[_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

================================================================================

              LEBENTHAL FUNDS, INC.      120 BROADWAY, NEW YORK,
                                                        NY 10271
                                                  (800) 425-6116


================================================================================


PROSPECTUS

March 29, 2004


                               TABLE OF CONTENTS
--------------------------------------------------------------------------------


                    Risk/Return Summary.................  2
                    Investment Objectives, Principal
                      Investment Strategies and
                      Related Risks..................... 11
                    Management, Organization and Capital
                      Structure......................... 15
                    Shareholder Information............. 16
                    Distribution Arrangements........... 23
                    Letter of Intent.................... 29
                    Financial Highlights................ 30



Lebenthal New York
Municipal Bond Fund -
   Class A and Class B Shares

Lebenthal New Jersey
Municipal Bond Fund

Lebenthal Taxable
Municipal Bond Fund
--------------------------------------------------------------------------------

The Securities and Exchange Commission has not approved or disapproved the shares described in this prospectus or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

            RISK/RETURN SUMMARY: INVESTMENTS, RISKS AND PERFORMANCE

INVESTMENT OBJECTIVES                      LEBENTHAL NEW YORK MUNICIPAL BOND
                                           FUND - The New York Portfolio is a
                                           municipal bond fund whose investment
                                           objective is to maximize income
                                           exempt from regular federal income
                                           taxes and from New York State and
                                           New York City personal income taxes,
                                           consistent with preservation of
                                           capital, with consideration given to
                                           opportunities for capital gain.

                                           LEBENTHAL NEW JERSEY MUNICIPAL BOND
                                           FUND - The New Jersey Portfolio is a
                                           municipal bond fund whose investment
                                           objective is to maximize income
                                           exempt from regular federal income
                                           taxes and from New Jersey gross
                                           income tax, consistent with
                                           preservation of capital, with
                                           consideration given to opportunities
                                           for capital gain.

                                           LEBENTHAL TAXABLE MUNICIPAL BOND
                                           FUND - The Taxable Portfolio is a
                                           municipal bond fund whose investment
                                           objective is to maximize income
                                           consistent with preservation of
                                           capital, with consideration given to
                                           opportunities for capital gain.


PRINCIPAL INVESTMENT STRATEGIES            The Portfolios invest primarily (at
                                           least 80% of the value of their net
                                           assets plus the amount of any
                                           borrowings for investment purposes)
                                           in Municipal Bonds. Municipal Bonds
                                           refer to municipal bonds and
                                           participation interests therein.
                                           These bonds represent an obligation
                                           by a local government entity or
                                           agency to repay a debt, the proceeds
                                           of which are used for a public
                                           purpose. The Portfolios invest in
                                           Municipal Bonds that are long-term
                                           (i.e. average maturity is 15 to 25
                                           years) and are investment grade on
                                           the date of investment (securities
                                           rated in the four highest credit
                                           ratings of nationally recognized
                                           rating agencies).



                                          .  The New York Portfolio invests
                                             primarily in tax-exempt New York
                                             Municipal Bonds.



                                          .  The New Jersey Portfolio invests
                                             primarily in tax-exempt New Jersey
                                             Municipal Bonds.



                                          .  The Taxable Portfolio invests
                                             primarily in taxable Municipal
                                             Bonds.


PRINCIPAL INVESTMENT RISKS                .  There can be no assurance that a
                                             Portfolio's investment objective
                                             will be achieved.


                                          .  You may lose money by investing in
                                             a Portfolio.




--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



                                          .  The types and maturities of the
                                             securities held by the Portfolios
                                             and the credit quality of the
                                             issuers of these securities will
                                             affect each Portfolio's reaction
                                             to changes in interest rates.
                                             Interest rates impact the yield
                                             and share price of a bond fund.
                                             The value of the securities held
                                             by the Portfolios generally will
                                             fluctuate due to changes in
                                             interest rates. Securities with
                                             longer maturities are more likely
                                             to experience a greater degree of
                                             fluctuation in market value than
                                             securities with shorter
                                             maturities. In other words, the
                                             longer the maturity of a bond, the
                                             greater the impact a change in
                                             interest rates is likely to have
                                             on the bond's price. In addition,
                                             short- and long-term interest
                                             rates do not necessarily move in
                                             the same increments or in the same
                                             directions. Short-term bonds
                                             usually react more to changes in
                                             short-term interest rates while
                                             long-term bonds usually react more
                                             to changes in long-term interest
                                             rates.



                                          .  The Portfolios may invest in
                                             lower-rated investment grade
                                             securities that may have
                                             speculative characteristics. Such
                                             investments may lead to a greater
                                             degree of fluctuation in the
                                             Portfolios' net asset value than
                                             if the Portfolios only invested in
                                             higher-rated investment grade
                                             securities with similar maturities.



                                          .  The New York Portfolio and the New
                                             Jersey Portfolio are
                                             non-diversified funds. This means
                                             that, compared to other mutual
                                             funds, these Portfolios may each
                                             invest a greater percentage of
                                             their assets in a particular
                                             issuer. The risk of investing in a
                                             non-diversified fund is that the
                                             fund may be more sensitive to
                                             changes in the market value of
                                             securities of a single issuer or
                                             developments affecting such issuer.



                                          .  Investors in each Portfolio should
                                             consider the greater risk of the
                                             Portfolio's concentration versus
                                             the safety that comes with a less
                                             concentrated portfolio.



                                          .  Each Portfolio concentrates its
                                             investments in Municipal Bonds.
                                             The value of Municipal Bonds may
                                             be affected by uncertainties in
                                             the municipal debt market. In
                                             addition, the payment of interest
                                             and preservation of capital are
                                             dependent upon the continuing
                                             ability of New York and New Jersey
                                             and other issuers and/or obligors
                                             of state, municipal and public
                                             authority debt obligations to meet
                                             their payment obligations.


                                          .  An investment in the Portfolios is
                                             not a deposit in a bank and is not
                                             insured or guaranteed by the
                                             Federal Deposit Insurance
                                             Corporation (FDIC) or any other
                                             government agency.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


WHO MAY WANT TO INVEST?                   .  NEW YORK PORTFOLIO: New York
                                             taxpayers who seek income from a
                                             professionally managed portfolio
                                             of municipal bonds that are exempt
                                             from New York City, New York State
                                             and regular federal income taxes.


                                          .  NEW JERSEY PORTFOLIO: New Jersey
                                             taxpayers who seek income from a
                                             professionally managed portfolio
                                             of municipal bonds that are exempt
                                             from New Jersey State and regular
                                             federal income taxes.

                                          .  TAXABLE PORTFOLIO: Because the
                                             interest earned on taxable
                                             Municipal Bonds is included in
                                             gross income for federal income
                                             tax purposes and may be subject to
                                             personal state and local income
                                             taxes, an investment in this
                                             Portfolio may be appropriate for
                                             investment plans, such as tax
                                             deferred IRAs, 401(k) and other
                                             retirement plans. This Portfolio
                                             is also recommended for families
                                             and individuals in low to no tax
                                             brackets.

                                           Investors should compare the yields
                                           and returns available on portfolios
                                           of New York, New Jersey and taxable
                                           issues, with those of a more
                                           diversified portfolio including
                                           out-of-state issues before making an
                                           investment decision.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                       PERFORMANCE BAR CHARTS AND TABLES


The charts and tables below reflect the risks of investing in the Portfolios by showing how the Portfolios have performed and how their performance has fluctuated from year to year. The bar charts show the average annual total returns for Class A shares of each Portfolio for the last ten years (or if shorter) life of the Portfolio. The tables show how the New York and New Jersey Portfolios' average annual total returns before and after taxes compare with that of the Lehman Brothers Municipal Bond Index. The table for the Taxable Portfolio shows how its average annual total returns before and after taxes compare with that of the Lehman Brothers Long US Credit Index (formerly Lehman Brothers Long Term Corporate Bond Index). Of course, past performance (before and after taxes) does not indicate how the Portfolios will perform in the future.


Investors purchasing or redeeming shares through a Participating Organization may be charged a fee in connection with such service. Therefore, the net return to such investors may be less than the net return an investor would receive by investing in the Portfolios directly. Returns in the bar charts do not include sales loads and, if those amounts were included, returns would be less than those shown.

                      YEAR-BY-YEAR TOTAL RETURN AS OF 12/31
                    Lebenthal New York Municipal Bond Fund -
                                 Class A Shares
                                    [CHART]


 1994    1995     1996     1997    1998    1999    2000    2001   2002   2003
 ----    ----     ----     ----    ----    ----    ----    ----   ----   ----
-8.68%  20.60%    5.05%    9.90%   6.50%  -5.56%  13.78%   5.69%  8.90%  4.27%


Best quarter:   3/31/95    9.06%
Worst quarter:  3/31/94   (6.97)%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                    Lebenthal New York Municipal Bond Fund


        ----------------------------------------------------------------
                                         Past  Past   Past
        Average Annual Total Returns      Ten  Five   One      Since
        (for the periods ended 12/31/03) Years Years  Year   Inception
        ----------------------------------------------------------------
          Class A Shares                 5.27% 4.20% (0.42)%   5.16%*
           (Return Before Taxes) (1)

          Class A Shares (Return After   4.93% 4.11% (0.36)%   4.47%*
           Taxes on Distributions) (1)

          Class A Shares (Return After   4.92% 4.21% 1.46%     4.48%*
           Taxes on Distributions and
           Sale of Fund Shares) (1)(2)

          Lehman Brothers Municipal      6.03% 5.83% 5.31%     7.65%**
           Bond Index +
           (reflects no deduction for
           fees, expenses, or taxes)

          Class B Shares (Return            NA 4.27% (0.32)%   4.66%***
           Before Taxes) (3)

          Lehman Brothers Municipal         NA 5.83% 5.31%     7.55%****
           Bond Index +
           (reflects no deduction for
           fees, expenses, or taxes)


.. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

.. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

.. After-tax returns are shown for only the Class A shares of the New York
  Portfolio; after-tax returns for the Class B shares will vary.
-------------

+ Average annual total return is a measure of the Portfolio's performance over time. The Portfolio's average annual return is compared with the Lehman Brothers Municipal Bond Index. While the Portfolio does not seek to match the returns of the Lehman Brothers Municipal Bond Index, this index is a good indicator of general bond market performance. You may not invest in the Lehman Brothers Municipal Bond Index and, unlike the Portfolio, it does not incur fees or charges.

(1)Reflects 4.50% sales load.

(2)The return after taxes on distributions and the sale of fund shares is higher than the return before taxes because the table assumes a tax benefit on the sale of fund shares to reduce tax exposure.


(3)Reflects deferred sales charge.

*  Since June 24, 1991.
** Since June 28, 1991.
***Since December 3, 1997.
****Since November 30, 1997.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                     YEAR-BY-YEAR TOTAL RETURN AS OF 12/31
                    Lebenthal New Jersey Municipal Bond Fund
                                    [CHART]

1994    1995    1996    1997    1998    1999    2000    2001    2002    2003
----    ----    ----    ----    ----    ----    ----    ----    ----    ----
-11.69% 16.71%  4.92%   10.61%  6.65%   -5.85%  13.00%  5.17%   8.71%   5.23%


Best quarter:      3/31/95     6.22%
Worst quarter:    3/31/94    (9.64)%

                   Lebenthal New Jersey Municipal Bond Fund


  ----------------------------------------------------------------------------
  Average Annual Total                    Past  Past  Past
  Returns (for the periods ended           Ten  Five  One    Since Inception
  12/31/03)                               Years Years Year  (December 1, 1993)
  ----------------------------------------------------------------------------
  Return Before Taxes (1)                 4.58% 4.05% 0.50%        4.86%

  Return After Taxes on Distributions (1) 4.30% 3.97% 0.40%        4.57%

  Return After Taxes on Distributions and 4.31% 4.04% 1.63%        4.55%
   Sale of Fund Shares (1)

  Lehman Brothers Municipal               6.03% 5.83% 5.31%        4.20%*
   Bond Index +
   (reflects no deduction for
   fees, expenses, or taxes)

-------------

+ Average annual total return is a measure of the Portfolio's performance over time. The Portfolio's average annual return is compared with the Lehman Brothers Municipal Bond Index. While the Portfolio does not seek to match the returns of the Lehman Brothers Municipal Bond Index, this index is a good indicator of general bond market performance. You may not invest in the Lehman Brothers Municipal Bond Index and, unlike the Portfolio, it does not incur fees or charges.

(1)Reflects 4.50% sales load.
*  Since November 30, 1993.
.. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

.. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



                     YEAR-BY-YEAR TOTAL RETURN AS OF 12/31
                     Lebenthal Taxable Municipal Bond Fund
                                    [CHART]

1994    1995    1996    1997    1998    1999    2000    2001    2002    2003
----    ----    ----    ----    ----    ----    ----    ----    ----    ----
-5.15%  22.91%  4.88%   13.79%  10.06%  -6.46%  16.57%  8.01%   14.57%  4.15%



Best quarter:    9/30/02        8.77%
Worst quarter:     6/30/94                 (2.58)%

                     Lebenthal Taxable Municipal Bond Fund


    -----------------------------------------------------------------------
    Average Annual Total Returns    Past  Past    Past
    (for the periods ended           Ten  Five    One     Since inception
    12/31/03)                       Years Years   Year   (December 1, 1993)
    -----------------------------------------------------------------------
    Return Before Taxes (1)         7.35% 6.03%  (0.53)%       7.04%

    Return After Taxes on           4.56% 3.49%  (2.24)%       4.27%
     Distributions (1)

    Return After Taxes on           4.48% 3.52%  (0.36)%       4.22%
     Distributions and Sale of Fund
     Shares (1)

    Lehman Brothers Long U.S.       8.08% 7.36% 10.43%         8.14%
     Credit Index +
     (reflects no deduction for
     fees, expenses, or taxes)

-------------

+ Average annual total return is a measure of the Portfolio's performance over time. The Portfolio's average annual return is compared with the Lehman Brothers Long U.S. Credit Index. While the Portfolio does not seek to match the returns of the Lehman Brothers Long U.S. Credit Index, this index is a good indicator of general bond market performance. You may not invest in the Lehman Brothers Long U.S. Credit Index and, unlike the Portfolio, it does not incur fees or charges.

(1)Reflects 4.50% sales load.
*  Since November 30, 1993.


.. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

.. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                   FEE TABLE


This table describes the fees and expenses that you may pay if you buy and hold shares of a Portfolio.


Shareholder Fees
(fees paid directly from your investment)

                                                     New York Portfolio       New Jersey Portfolio Taxable Portfolio
                                                Class A Shares Class B Shares    Class A Shares     Class A Shares
                                                -------------- -------------- -------------------- -----------------

Maximum Sales Charge (Load) Imposed on
  Purchases (as a percentage of offering
  price).......................................
                                                    4.50%
                                                                    None
                                                                                     4.50%
                                                                                                         4.50%

Maximum Deferred Sales Charge (Load) (as a
  percentage of the lesser of original purchase
  price or redemption proceeds)................     None           5.00%/(1)/        None                None

Maximum Sales Charge (Load) Imposed on
  Reinvestment Dividends/Distributions.........     None           None              None                None

Redemption Fees................................     None           None              None                None

Exchange Fees..................................     None           None              None                None

Annual Fund Operating Expenses/(2)/

(expenses that are deducted from Portfolio assets)



                                            New York Portfolio       New Jersey Portfolio Taxable Portfolio
                                       Class A Shares Class B Shares    Class A Shares     Class A Shares
                                       -------------- -------------- -------------------- -----------------

Management Fees.......................      0.22%          0.22%             0.25%              0.25%

Distribution and/or Service 12b-1 Fees      0.25%          1.00%             0.25%              0.25%

Other Expenses........................      0.38%          0.74%             0.82%              0.74%

Total Annual Fund Operating Expenses..      0.85%          1.96%             1.32%              1.24%

-------------
(1)The deferred sales charge is 5.00% if shares are redeemed within the first 11 months, declining to 1.00% at the end of the fifth year, and is eliminated if shares are held six years or more.

(2)For the New York Portfolio - Class B shares, Advest, Inc. (the "Distributor") has voluntarily waived 0.41% of the 12b-1 Fee. For the New Jersey Portfolio, Lebenthal Asset Management, a division of Boston Advisors, Inc. (the "Manager") has voluntarily waived 0.16% of the Management Fee and has reimbursed 0% of certain Other Expenses and the Distributor has voluntarily waived 0.22% of the 12b-1 Fee. For the Taxable Portfolio, the Manager has voluntarily waived 0% of the Management Fee and the Distributor has voluntarily waived 0.24% of the 12b-1 Fee. After such waivers and reimbursements, Total Annual Fund Operating Expenses were 1.55%, 0.95% and 1.00% for the New York Class B, New Jersey and Taxable Portfolios, respectively. The Manager and Distributor can terminate these voluntary waivers and reimbursements at any time.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                    EXAMPLE


This Example is intended to help you compare the cost of investing in a Portfolio with the cost of investing in other mutual funds. You would pay the following expenses on a $10,000 investment, assuming a 5% annual return each year and redemption at the end of each time period and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                1 year 3 years 5 years 10 years
                                                ------ ------- ------- --------

 New York Portfolio (Class A shares)*            $533   $709   $  900   $1,452

                (Class B shares)                 $599   $915   $1,157   $1,995

 New Jersey Portfolio*                           $578   $849   $1,141   $1,969

 Taxable Portfolio*                              $571   $826   $1,100   $1,882


You would pay the following expenses if you did not redeem your shares:


                                          1 year 3 years 5 years 10 years
                                          ------ ------- ------- --------

      New York Portfolio (Class B shares)  $199   $615   $1,057   $1,995



There are no sales loads on reinvested dividends and other distributions.



-------------
*  Your cost is the same whether or not you redeem your shares.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

--------------------------------------------------------------------------------


The investment objective for each Portfolio may not be changed unless approved by the holders of a majority of the outstanding shares of the Portfolio. There can be no assurance that the Portfolios' investment objectives will be achieved.


The New York and the New Jersey Portfolios.
The New York and the New Jersey Portfolios are non-diversified municipal bond funds whose investment objective is to maximize income exempt from regular federal income tax and from New York State and from New York City personal income taxes and New Jersey gross income tax, respectively, to the extent consistent with the preservation of capital, with consideration given to opportunities for capital gain.


As non-diversified investment companies, the New York Portfolio and the New Jersey Portfolio are not subject to any restriction under the Investment Company Act of 1940 with respect to investing their assets in one issuer or relatively few issuers. Nevertheless, in order to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), at the close of each quarter of a Portfolio's taxable year, each Portfolio must have at least 50% of the value of its assets represented by cash and cash items, government securities, regulated investment company securities and other securities limited in respect of any one issuer to not more than 5% of the value of the assets of such Portfolio and to not more than 10% of the outstanding voting securities of such issuer. In addition, at the close of each quarter of a Portfolio's taxable year, not more than 25% of the value of such Portfolio's total assets may be invested in securities of one issuer other than U.S. government securities and securities of other regulated investment companies, or in two or more issuers which the Portfolio controls and which are engaged in the same, similar or related trades or businesses.



The New York and the New Jersey Portfolios invest primarily in long-term, investment grade, tax-exempt Municipal Bonds issued by or on behalf of the states of New York and New Jersey, respectively, and other states, Puerto Rico and other U.S. territories and possessions of the United States, and their authorities, agencies, instrumentalities and political subdivisions. The New York Portfolio will attempt to invest 100%, and as a matter of fundamental policy will invest at least 80%, of the value of its net assets, plus the amount of any borrowings for investment purposes, in Municipal Bonds the income from which is exempt from regular federal income tax and New York State and City personal income taxes. The New Jersey Portfolio will attempt to invest 100%, and as a matter of fundamental policy will invest at least 80%, of the value of its net assets, plus the amount of any borrowings for investment purposes, in Municipal Bonds the income from which is exempt from regular federal income tax and New Jersey gross income tax. The Portfolios will rely upon bond counsel to the issuer at the date of issuance to determine whether a Municipal Bond is considered tax-exempt.


The Portfolios reserve the right to invest up to 20% of their net assets in (i) municipal obligations that are exempt from regular federal income tax but that are subject to (a) New York State and City personal income taxes with respect to the New York Portfolio and (b) New Jersey gross income tax with respect to the New Jersey Portfolio and (ii) other taxable obligations.

Both the New York and the New Jersey Portfolios may purchase, without limit, securities whose interest income may be subject to the federal alternative minimum tax.


Municipal Obligations refer to various types of debt, including municipal bonds and notes. Municipal debt is generally incurred when a local governmental entity or authority needed money for a public purpose. It generally represents the obligation of the borrower to repay a fixed sum of money on a definite future date at a fixed or variable rate of interest. Such interest is not subject to regular federal income tax and free, in most states where issued, from state and local taxes in that state. See "Taxation of the Fund" in the Statement of Additional Information ("SAI") for


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

more information regarding the types of Municipal Obligations in which the Portfolios may invest.


The New York and the New Jersey Portfolios may purchase Municipal Bonds consisting of general obligation bonds, revenue bonds and private activity bonds (also known as industrial revenue bonds). A general discussion of these types of bonds is set forth in "Municipal Obligations" in the SAI.



The New York and the New Jersey Portfolios will invest primarily in tax-exempt bonds that on the date of investment are investment grade. Investment grade means that the securities fall within the four highest credit ratings of nationally recognized rating agencies as set forth below. A Portfolio will not necessarily dispose of a security that falls below investment grade if Lebenthal Asset Management, a division of Boston Advisors, Inc. (the "Manager"), determines that retention of the security is consistent with the Portfolio's investment objective. The New York and the New Jersey Portfolios may invest in tax-exempt securities that are not rated but determined by the Manager to be of comparable credit quality. Securities rated in the lower investment grade categories and securities rated below investment grade may have speculative characteristics and involve greater risk than higher grade securities. These types of securities may be more sensitive to economic changes and to changes in the financial condition of issuers.



                                                      Variable &
                                                      Floating
                                           Commercial Demand
                               Bonds Notes Paper      Notes
               -------------------------------------------------
               Moody's         Aaa   MIG-1 P-1        VMIG-1
               Investors       Aa    MIG-2 P-2        VMIG-2
               Service         A     MIG-3 P-3        VMIG-3
                               Baa   MIG-4            VMIG-4

               Standard &      AAA   SP-1  A-1        SP-1
               Poor's          AA    SP-2  A-2        SP-2
               Rating          A     SP-3  A-3        SP-3
               Service, a      BBB   SP-4  B          SP-4
               division of
               The McGraw-Hill
               Companies, Inc.

               Fitch Ratings   AAA   F-1   F-1        F-1
                               AA    F-2   F-2        F-2
                               A     F-3   F-3        F-3
                               BBB

--------------------------------------------------------------------------------


The New York and the New Jersey Portfolios may invest in participation interests purchased from banks in variable rate tax-exempt securities owned by banks. Participation interests are frequently backed by an irrevocable letter of credit or guarantee of a bank that the Manager has determined meets the prescribed quality standards for the Portfolios. The Manager will monitor the pricing, quality and liquidity of the variable rate demand instruments held by each Portfolio, including the securities supported by bank letters of credit or guarantees, on the basis of published financial information, reports of rating agencies and other analytical services to which the Manager may subscribe. Participation interests will be purchased only if, in the opinion of counsel, interest income on such interests will be tax-exempt when distributed as dividends to shareholders. For further information, see "Description of the Fund and its Investments and Risks" in the SAI.


During adverse market conditions or in other appropriate circumstances, as determined by the Manager, the New York and the New Jersey Portfolios may invest up to 100% of the value of their net assets on a temporary basis in securities, the interest on which is exempt from regular federal income tax, but not New York State and City personal income taxes and New Jersey gross income tax, respectively. The Manager may also decide to invest in taxable fixed-income securities, the interest on which is subject to regular federal, state and local income tax. The result of employing this type of temporary defensive strategy is that the New York and the New Jersey Portfolios may not achieve their investment objectives.

Investments in taxable securities will be substantially in (i) securities issued or guaranteed by the United States government (such as bills, notes and bonds), its agencies, instrumentalities or authorities, (ii) highly rated corporate debt securities (rated AA or better by S&P or Fitch, or Aa3 or better by Moody's), (iii) prime commercial paper (rated A-1 by S&P, P-1 by Moody's or F-1 by Fitch), and (iv) certificates of deposit of the 100 largest domestic banks (in terms of assets) that are subject to regulatory supervision by the United States government or state

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

governments and the 50 largest foreign banks (in terms of assets) with branches or agencies in the United States. Investments in foreign certificates of deposit and foreign branches of United States banks may involve certain risks, including different regulation, use of different accounting procedures, political or other economic developments, exchange controls, or possible seizure or nationalization of foreign deposits.

The Taxable Portfolio. The Taxable Portfolio is a diversified municipal bond fund whose investment objective is to maximize income to the extent consistent with the preservation of capital, with consideration given to opportunities for capital gain. The classification to be diversified is a fundamental policy and may be changed only with the approval of the majority of holders of the Taxable Portfolio's outstanding shares.

As a diversified investment company, 75% of the assets of the Taxable Portfolio are subject to the following limitations: (i) no more than 5% of its total assets may be invested in the securities of any one issuer, except obligations of the United States government and its agencies and instrumentalities and (ii) the Taxable Portfolio may not own more than 10% of the outstanding voting securities of any one issuer.

The Taxable Portfolio's assets will be invested primarily in taxable long-term investment grade bonds issued by or on behalf of states and municipal governments, other U.S. territories and possessions of the United States, and their authorities, agencies, instrumentalities and political subdivisions ("Taxable Municipal Bonds"). The average maturity of the Taxable Municipal Bonds in which the Taxable Portfolio invests is currently expected to be over 10 years.

The Taxable Portfolio will attempt to invest 100%, and as a matter of fundamental policy will invest at least 80%, of the value of its net assets, plus the amount of any borrowings for investment purposes, in Taxable Municipal Bonds. The interest on the Taxable Municipal Bonds is includible in gross income for federal income tax purposes and may be subject to personal income taxes imposed by any state of the United States or any political subdivision thereof, or by the District of Columbia.


The Taxable Portfolio will invest primarily in bonds which on the date of investment are within the four highest credit ratings of nationally recognized rating agencies as set forth above. The Portfolio will not necessarily dispose of a security that falls below investment grade if the Manager determines that retention of the security is consistent with the Portfolio's investment objective. The Taxable Portfolio may invest in securities that are not rated but determined by the Manager to be of comparable credit quality. Securities rated in the lower investment grade categories and securities rated below investment grade may have speculative characteristics and involve greater risk than higher grade securities. These types of securities may be more sensitive to economic changes and to changes in the financial condition of issuers.


During adverse market conditions or in other appropriate circumstances, as determined by the Manager, the Taxable Portfolio may assume a temporary defensive position in which it may invest up to 100% of the value of its net assets on a temporary basis in (i) securities issued or guaranteed by the United States Government (such as bills, notes and bonds), its agencies, instrumentalities or authorities, (ii) tax-exempt securities, (iii) highly rated corporate debt securities (rated AA or better by S&P, or Aa3 or better by Moody's), (iv) prime commercial paper (rated A-1 by S&P, P-1 by Moody's or F-1 by Fitch), and (v) certificates of deposit of the 100 largest domestic banks (in terms of assets) that are subject to regulatory supervision by the U.S. Government or state governments, or the 50 largest foreign banks (in terms of assets) with branches or agencies in the United States. Investments in certificates of deposit of foreign banks and foreign branches of U.S. banks may involve certain risks, including different regulation, use of different accounting procedures, political or other economic developments, exchange controls, or possible seizure or nationalization of foreign deposits. The

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

result of employing this type of temporary defensive strategy is that the Taxable Portfolio may not achieve its investment objective.

Portfolios--Generally. Each Portfolio may purchase securities on a when-issued or delayed-delivery basis. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. These securities are subject to market fluctuation during this period and no interest accrues to the Portfolio until settlement. Each Portfolio maintains a separate account with the custodian, with a segregated portfolio of liquid, high grade debt securities in an amount at least equal to these commitments. For further information, see the SAI.

The Manager determines when to make purchases and sales for each Portfolio based on the Manager's opinion on whether these actions are necessary to meet each Portfolio's objective. The Manager considers the following factors when buying and selling securities for the Portfolios: (i) availability of cash,
(ii) redemption requests, (iii) yield management, (iv) credit management, and
(v) duration.

Portfolio turnover may involve the payment by the Portfolios of dealer spreads or underwriting commissions and other transaction costs on the sale of securities, as well as on the reinvestment of the proceeds in other securities. A higher portfolio turnover rate involves greater transaction expenses that must be borne directly by a Portfolio (and thus, indirectly by its shareholders), and can affect performance. In addition, a high rate of portfolio turnover may result in the realization of larger amounts of capital gains which, when distributed to that Portfolio's shareholders, are taxable to them.


Risks of Investing in the Portfolios:


.. Municipal Securities Risk: Investing in municipal securities entails the risk that the municipal issuer will not have sufficient revenues from taxes and other sources of income to pay interest and to repay principal on its municipal securities. The level of municipal income may be adversely affected by various factors, including general economic activity, real estate values and changes in governmental expenses. Changes in federal funding of state programs and federal mandates on state governments, as well as overall economic conditions, may place increasing pressure on state and municipal finances. The continuation of these trends, or particular financial problems among municipal issuers in New York or New Jersey, could adversely affect the value of a Portfolio's assets. The value of a Portfolio's investments and its net asset value may be adversely affected by changes in tax rates and policies. Because interest income from municipal securities held by the New York and New Jersey Portfolios is normally not subject to regular federal income taxation, the attractiveness of municipal securities in relation to other investment alternatives is affected by changes in federal and the applicable income tax rates or changes in the tax-exempt status of interest income from municipal securities. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of municipal securities. This could in turn affect a Portfolio's net asset value.



  The two principal classifications of Municipal Bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Issuers of general obligation bonds include states, counties, cities, towns and other governmental units. The principal of and interest on revenue bonds are payable from the income of specific projects or authorities and generally are not supported by the issuer's general power to levy taxes.



.. Interest Rate Risk: The types and maturities of the securities held by the Portfolios and the credit quality of the issuers of these securities will affect the Portfolios' reaction to changes in interest rates. Interest rates impact the yield and share price of a bond fund. Bond prices generally rise when interest rates fall and fall when interest rates rise.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 Bonds with longer maturities are usually more sensitive to interest rate changes. In other words, the longer the maturity of a bond, the greater the impact a change in interest rates is likely to have on the bond's price. In addition, short- and long-term interest rates do not necessarily move in the same increments or in the same directions. Short-term bonds usually react more to changes in short-term interest rates while long-term bonds usually react more to changes in long-term interest rates.


.. Investment Grade Securities: Although bonds and notes rated in the fourth credit rating category are commonly referred to as investment grade, they may have speculative characteristics. Such investments may, under certain circumstances, lead to a greater degree of fluctuation in the Portfolios' net asset value than if the Portfolios only invested in higher-rated investment grade securities with similar maturities. In addition, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. A detailed discussion of such characteristics and circumstances and their effect upon the Portfolios appears in the SAI under the heading "Description of the Portfolios' Investment Securities." A description of the credit ratings is contained in the SAI.



.. New York Risk Factors: Payment of interest and preservation of principal are dependent upon the continuing ability of the New York issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder. An investment in the New York Portfolio is therefore particularly susceptible to, among other things, adverse changes in New York State and local fiscal policy, economic activity and employment levels. If the economy of New York were to enter into a recession phase or the fiscal condition of the state, New York City or other municipal issuers were to decline, the Portfolio may be adversely affected. Investors should consider the greater risk of the Portfolio's concentration versus the potential safety that comes with a less concentrated investment portfolio. For a more complete description of these risk factors, see "New York Risk Factors" in the SAI.



.. New Jersey Risk Factors: Payment of interest and preservation of principal are dependent upon the continuing ability of the New Jersey issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder. An investment in the New Jersey Portfolio is therefore particularly susceptible to adverse changes in fiscal policy, economic activity and employment levels. If the economy of New Jersey were to enter into a recession phase or the fiscal condition of the state or other municipal issuers were to decline, the Portfolio may be adversely affected. Investors should consider the greater risk of the Portfolio's concentration versus the potential safety that comes with a less concentrated investment portfolio. For a more complete description of these risk factors, see "New Jersey Risk Factors" in the SAI.


MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------


The Manager. The Lebenthal Funds, Inc. (the "Fund") has employed Lebenthal Asset Management, a division of Boston Advisors, Inc., to serve as investment manager of the New York, New Jersey and Taxable Portfolios of the Fund. The Manager, with its principal office at One Federal Street, 26th Floor, Boston, Massachusetts 02110, is a wholly owned subsidiary of The Advest Group, Inc. ("Advest Group"). Advest Group is a diversified financial services firm with headquarters in Hartford, Connecticut. Through its subsidiaries, Advest Group offers a comprehensive range of investment products and services to individuals, business owners and companies. Together with its predecessor companies, Advest Group has been serving investors since 1898. Advest Group is a member of The MONY Group Inc. ("MONY") (NYSE: MNY), a financial services holding company that provides life insurance, annuities and investments through its member companies.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



As of December 31, 2003, the Manager was manager, adviser or supervisor of assets aggregating in excess of $4 billion. The Manager is a registered investment adviser established in 1974 that manages fixed income, balanced and equity portfolios.



On September 17, 2003, MONY, AXA Financial, Inc. ("AXA") and AIMA Acquisition Co. entered into an Agreement and Plan of Merger, providing for the acquisition of MONY by AXA (the "Merger"). The Merger is anticipated to take place in 2004. As a result of the Merger, MONY will cease to be a publicly traded company and will become a wholly-owned subsidiary of AXA. MONY is the indirect parent company of the Manager and Advest, Inc., the Fund's distributor (the "Distributor"). When the Merger is consummated, the management contracts between the Fund and Lebenthal Asset Management will automatically terminate. Prior to the completion of the Merger a meeting of shareholders of the Fund will be held to approve new management contracts between the Fund and the Manager. There can be no assurance that the Merger will be completed.



Mr. Gregory Serbe is the Senior Portfolio Manager primarily responsible for the day-to-day management of the Portfolios. From 1998 to 2001, Mr. Serbe was the Assistant Portfolio Manager of the Fund. Mr. Serbe has been employed by the Manager and its predecessor since 1998 and currently serves as President of Lebenthal Asset Management. Mr. Serbe also serves as Senior Vice President of Boston Advisors, Inc.



Pursuant to each Portfolio's management contract (the "Management Contracts"), the Manager manages the portfolio of securities of each of the Portfolios and makes decisions with respect to the purchase and sale of investments, subject to the general control of the Fund's Board of Directors. Pursuant to the Management Contracts, the Fund pays the Manager a management fee for its services under these contracts, calculated daily and payable monthly. The management fee is equal to 0.25% of each of the Portfolio's average daily net assets not in excess of $50 million, 0.225% of such assets between $50 million and $100 million and 0.20% of such assets in excess of $100 million. For the fiscal year ended November 30, 2003, the Fund paid the Manager a fee of 0.22%, 0.09% and 0.25% of the New York, the New Jersey and the Taxable Portfolios' average daily net assets, respectively. The Manager may, at its discretion, waive all or a portion of its fees under the Management Contracts. There can be no assurance that such fees will be waived in the future.



Advest, Inc. is the Fund's distributor. The Distributor is a registered broker-dealer and a wholly owned subsidiary of Advest Group.


SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------


Each Portfolio sells and redeems its shares on a continuing basis at prices based on their net asset value. All transactions in Portfolio shares are effected through the Fund's transfer agent.


Pricing Of Portfolio Shares. The net asset value of each Portfolio's shares is determined by the earlier of 4:00 p.m., Eastern time, or the close of the New York Stock Exchange ("NYSE") on each Fund Business Day. Fund Business Day means weekdays (Monday through Friday) except days on which the New York Stock Exchange is closed for trading (i.e. national holidays). The net asset value of each Portfolio is computed by dividing the value of the Portfolio's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) by the total number of shares outstanding in the Portfolio.


Municipal Obligations are priced on the basis of valuations provided by a pricing service approved by the Board of Directors, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities, in determining value. If the pricing service uses a methodology other than transactions or quotations of the specific securities, the Portfolio will be using the fair value of the securities as a way of determining market value. If a pricing service is not


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

used, Municipal Obligations will be valued at quoted prices provided by municipal bond dealers. Non-tax-exempt securities for which transaction prices are readily available are stated at market value (determined on the basis of the last reported sales price, or by similar means). Short-term investments that will mature in 60 days or less are stated at amortized cost, which approximates market value. All other securities and assets are valued at their fair value as determined in good faith by the Board of Directors or by the Manager in accordance with procedures established by the Board of Directors.


Dividends And Distributions. Each Portfolio declares daily and pays monthly dividends equal to all its net investment income (excluding capital gains and losses, if any, and amortization of market discount). In computing these dividends, interest earned and expenses are accrued daily.


Net realized capital gains, if any, are distributed at least annually in accordance with the Internal Revenue Code, and other applicable statutory and regulatory requirements. All dividends and distributions of capital gains are either automatically invested in additional shares of a Portfolio immediately upon payment thereof, received in cash, or deposited into one or more of the Fund's other Portfolios. Shareholders are permitted to elect the payment option of their choice on the subscription form for share purchases.

How To Purchase And Redeem Shares.
You may invest in the Fund directly or through a Participating Organization.

Minimum and Maximum Investments:

                 .Initial investment                   $  2,500
                 .Subsequent investments               $    250
                 .Maximum purchase of Class B shares   $250,000
                 .No maximum purchase for Class A shares

Alternative Sales Arrangements.

                       What Class of Shares Can You Buy:
--------------------------------------------------------------------------------

                       .New York     Class A and B shares
                       .New Jersey   Class A shares
                       .Taxable      Class A shares

                       What Sales Charges Will You Pay:
--------------------------------------------------------------------------------

                  .Class A shares   You will pay an initial
                                    sales charge at the
                                    time of purchase and
                                    may also be eligible
                                    for a reduced sales
                                    charge (described
                                    below).

                  .Class B shares   There is no initial sales
                                    charge but you may
                                    be subject to paying a
                                    contingent deferred
                                    sales charge ("CDSC")
                                    when you redeem the
                                    shares (see below).

Your decision to buy Class A or B shares depends on a number of factors including (i) the amount and intended length of your investment, (ii) whether you qualify for reduced sales charges applicable to Class A shares only, or
(iii) whether you prefer not to pay an initial sales charge. For more information about these sales arrangements, consult your broker or the Distributor.

Sales and Redemptions.
              Charges and Other Information on Redeeming Shares:
--------------------------------------------------------------------------------

..  no redemption charge by the Fund
..  no minimum period of investment
..  no minimum amount for a redemption
..  no restrictions on the frequency of withdrawals

Class B shares of the New York Portfolio will generally be charged a CDSC on shares redeemed within 6 years from the purchase date of such shares.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Purchase and redemption orders received by the earlier of 4:00 p.m., Eastern time, or the close of business of the NYSE on any Fund Business Day, will be executed at the public offering price determined on that day. Orders received after the earlier of 4:00 p.m., Eastern time, or the close of the NYSE on any Fund Business Day, will be executed at the public offering price determined on the next Fund Business Day. Shares will be issued upon receipt of payment by the Fund. Fund shares begin accruing income on the day after the shares are issued to an investor. Fund shares continue to receive dividends through the day of redemption. The Fund reserves the right to reject any subscription for its shares. Certificates for Fund shares will not be issued.


Unless alternate instructions are given in proper form to the Fund, a check for the proceeds of a redemption will be sent to the shareholder's address of record. For shareholders investing through a brokerage account, redemption proceeds will be credited to their brokerage account. Normally, redemption proceeds will be paid within seven days.


The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after the shares are tendered for redemption, except for any period during which (i) the NYSE is closed (other than customary weekend and holiday closings), (ii) the Securities and Exchange Commission ("SEC") determines that trading thereon is restricted, (iii) an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its portfolio securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund to fairly determine the value of its net assets, or (iv) the SEC may by order permit for the protection of the shareholders of the Fund.

The Fund has reserved the right to redeem the shares of any shareholder if the net asset value of all the remaining shares in the shareholder's or his Participating Organization's account after a withdrawal is less than $2,500. Written notice of a proposed mandatory redemption will be given at least 30 days in advance to any shareholder whose account is to be redeemed. For participant investor accounts, notice of a proposed mandatory redemption will be given only to the appropriate Participating Organization, and the Participating Organization will be responsible for notifying the Participant Investor of the proposed mandatory redemption. During the notice period, a shareholder or Participating Organization who receives such a notice may avoid mandatory redemption by purchasing sufficient additional shares to increase his total net asset value to at least $2,500. Shareholders will not be assessed a CDSC on mandatory redemption of Class B shares.

Redemption of shares may result in the shareholder's receipt of more or less than he paid for his shares and, thus, in a taxable gain or loss to the investor.

Direct Purchase Procedures. If you wish to invest in the Fund directly and not through a Participating Organization, you may use the following procedures. You may obtain a current prospectus and account application necessary to open an account by telephoning the Fund at the following number (toll free):

(800) 594-7078

Initial and Subsequent Purchases of Shares:

Checks are accepted subject to collection at full value in United States currency. All payments should clearly state a shareholder's existing account number, if any.

By Mail:


Send a check made payable to "Lebenthal Funds, Inc.," including the Fund's account number to:


Lebenthal Funds, Inc.
Lebenthal __________ Municipal Bond Fund
P.O. Box 219722
Kansas City, MO 64141-9722

By Bank Wire:

Investors should first telephone the Fund (toll free) at (800) 594-7078 to obtain a Fund account number.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The investors should then instruct a member commercial bank to wire their money immediately to:

State Street Bank and Trust Company
ABA# 01100028 for Credit to Account
DDA# 99051971
f/a/o Lebenthal Funds, Inc.
Lebenthal __________ Municipal Bond Fund
A/C Name ____________________________
Lebenthal Funds A/C # __________________

Investors planning to wire funds should instruct their bank so the wire transfer can be accomplished by the earlier of 4:00 p.m., Eastern time, or the close of the NYSE on the same day. There may be a charge by the investor's bank for transmitting the money by bank wire. The Fund does not charge investors in the Fund for its receipt of wire transfers.

Direct Redemption Procedures. A redemption order is executed immediately following, and at a price determined in accordance with, the next determination of net asset value per share following receipt by the Fund of the redemption order (and any supporting documentation which it may require). Redemption payments will not be effected unless the check (including a certified or cashier's check) used for investment has been cleared for payment by the investor's bank, which may take up to 10 days after investment. All requests for redemption should clearly indicate the shareholder's account number.

Written Redemption Requests.
Shareholders may make a redemption in any amount by sending a written request addressed to:

Lebenthal Funds, Inc.
Lebenthal Municipal Bond Fund
P.O. Box 219722
Kansas City, MO 64141-9722

Investment Through Participating Organizations. Investors may, if they wish, invest in the Fund through the Participating Organizations with which they have accounts. "Participating Organizations" are securities brokers, banks and financial institutions or other industry professionals or organizations that have entered into shareholder servicing agreements with the Distributor with respect to investment of their customer accounts in the Fund. When instructed by its customer to purchase or redeem Fund shares, the Participating Organization, on behalf of the customer, transmits to the Fund's transfer agent a purchase or redemption order. A Participating Organization, rather than its customers, may be the shareholder of record of the customer's shares. The Fund is not responsible for the failure of any Participating Organization to carry out its obligations to its customers.

Participating Organizations may confirm purchases and redemptions of Fund shares for their customers who are shareholders in the Fund ("Participant Investors"). Participating Organizations may also send their customers periodic account statements showing the total number of Fund shares owned by each customer as of the statement closing date, purchases and redemptions of the Fund shares by each customer during the period covered by the statement, and the income earned by Fund shares of each customer during the statement period (including dividends paid in cash or reinvested in additional Fund shares). Participant Investors whose Participating Organizations have not undertaken to provide such confirmations and statements will receive them from the Fund directly.

Participating Organizations may charge Participant Investors a fee in connection with their use of specialized purchase and redemption procedures offered to Participant Investors by the Participating Organizations. In addition, Participating Organizations may impose charges, limitations, minimums and restrictions in addition to or different from those applicable to shareholders who invest in the Fund directly. Accordingly, the net yield to investors who invest through Participating Organizations may be less than an investor would receive by investing in the Fund directly. Therefore, an investor may consider investing in the Fund directly. A Participant Investor should read this Prospectus in conjunction with the materials provided by the Participating Organization describing the procedures under which Fund shares may be

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

purchased and redeemed through the Participating Organization. For any questions concerning the purchase or redemption of Fund shares through a Participating Organization, please call your Participating Organization or the Fund (toll free) at (800) 594-7078.

Certain qualified Participating Organizations may transmit an investor's purchase or redemption order to the Fund's transfer agent after the earlier of 4:00 p.m., Eastern time, or the close of the NYSE on a Fund Business Day, on the day the order is received from the investor as long as the investor has placed his order with the Participating Organization by the earlier of 4:00 p.m., or the close of the NYSE on that day. The investor will then receive the net asset value of the Fund's shares determined by the earlier of 4:00 p.m., or the close of the NYSE, on the day he placed his order with the qualified Participating Organization. Orders received after such time will not result in execution until the following Fund Business Day. Participating Organizations are responsible for instituting procedures to insure that purchase orders by their respective clients are processed expeditiously.

Additional Investor Programs.

Systematic Investment Plan.
Shareholders may elect to purchase shares of the Fund through the establishment of an Automatic Investment Plan of a specified amount of $250 or more automatically on a monthly basis. The minimum investment required to open an Automatic Investment Plan account is $2,500. An Automatic Investment Authorization Form (available on request from the transfer agent or the Distributor) provides for funds to be automatically drawn on a shareholder's bank account and deposited in his Fund account. The shareholder's bank may charge a nominal fee in connection with the establishment and use of automatic deposit services. Accordingly, the net yield to investors who invest through the Systematic Investment Plan may be less than through investing in the Fund directly. The election may also be made, changed or terminated at any later time by the participant by sending a written request to the Fund's transfer agent or the Distributor.

Systematic Withdrawal Plan.

Shareholders may elect to redeem shares and receive payment from the Fund of a specified amount of $250 or more automatically on a monthly basis. A specified amount plan payment is made by the Fund on the twelfth day of each month. Whenever such twelfth day of a month is not a Fund Business Day, the payment date is the Fund Business Day immediately preceding the twelfth day of the month. In order to make a payment, a number of shares equal in aggregate net asset value to the payment amount are redeemed at their net asset value on the Fund Business Day three days prior to the date of payment. To the extent that the redemptions to make plan payments exceed the number of shares purchased through reinvestment of dividends and distributions, the redemptions reduce the number of shares purchased on original investment, and may ultimately liquidate a shareholder's investment. A shareholder may recognize a gain or a loss upon redemption of shares (whether or not made through the plan) to the extent the amount received upon redemption exceeds or is less than his basis in the shares redeemed. This election is only available to investors who, at time of election, own shares with a net asset value of $10,000. The election to receive automatic withdrawal payments may be made at the time of the original subscription by so indicating on the subscription order form. The election may also be made, changed or terminated at any later time by the participant by sending a written request to the Fund's transfer agent.


Exchange Privilege.

          You can exchange your shares into the following Portfolios:
--------------------------------------------------------------------------------

..  Lebenthal New York Municipal Bond Fund
..  Lebenthal New Jersey Municipal Bond Fund
..  Lebenthal Taxable Municipal Bond Fund

You must exchange shares in the same class as you currently hold.

In the future, the exchange privilege program may be extended to other investment companies managed by the Manager or its affiliates.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


The Class B shares of the New York Portfolio are currently not eligible to participate in this Exchange Privilege.

               Charges and minimums for exchanging your shares:
--------------------------------------------------------------------------------

.. There is no charge for the exchange privilege or limitation as to frequency of exchange.

.. The minimum amount for an exchange is $2,500, except that shareholders who are establishing a new account with a portfolio through the exchange privilege must ensure that a sufficient number of shares are exchanged to meet the minimum initial investment required for the portfolio into which the exchange is being made.

..  Shares are exchanged at their respective net asset values.

The exchange privilege provides shareholders of any Portfolio with a convenient method to shift their investment among different portfolios when they feel such a shift is desirable. The exchange privilege is available to shareholders residing in any state in which shares of the portfolios being acquired may legally be sold. Shares may be exchanged only between portfolio accounts registered in identical names. Before making an exchange, the investor should review the current prospectus of the portfolio into which the exchange is to be made. An exchange pursuant to the exchange privilege is treated as a sale on which a shareholder may realize a taxable gain or loss for federal and, generally, state income tax purposes. An additional prospectus may be obtained by contacting the Fund at the address or telephone number set forth on the cover page of this Prospectus.

Instructions for exchanges may be made by sending a signature guaranteed written request to:

Lebenthal Funds, Inc.
Lebenthal Municipal Bond Fund
P.O. Box 219722
Kansas City, MO 64141-9722

or, for shareholders who have elected that option, by telephone. The Fund reserves the right to reject any exchange request and may modify or terminate the exchange at any time.

Telephone Exchanges and Redemptions.
Arrangements have been made for the acceptance of instructions by telephone to exchange or redeem shares in book-entry form if certain preauthorizations or indemnifications are accepted and are on file. Shareholders who elect the telephone exchange or redemption option bear the risk of any loss, damages, expense or cost arising from their election of the telephone exchange option, including risk of unauthorized use, provided, however, that the Fund shall employ reasonable procedures to confirm that all telephone instructions are genuine. For this purpose, the Fund will employ such procedures to confirm that telephone or telecopy exchange or redemption instructions are genuine, and will require that shareholders electing such options provide a form of personal identification. The failure of the Fund to employ such procedures may cause the Fund to be liable for losses incurred by investors due to telephone or telecopy exchange or redemption based upon unauthorized or fraudulent instructions. Further information and telephone exchange or redemption forms are available from the transfer agent or the Distributor.


Shareholders holding shares in book-entry form may redeem their shares by telephone. Redemption proceeds must be payable to the record holder of the shares and mailed to the shareholder's address of record or wire transferred to the shareholder's account at a domestic commercial bank that is a member of the Federal Reserve System, normally within one business day, but in no event longer than seven days after the request. The minimum amount for a wire transfer is $1,000. If at any time the Fund determines it necessary to terminate or modify this method of redemption, shareholders will be promptly notified. Information on this service is included in the application and is available from the transfer agent or the Distributor.


Tax Consequences.

Federal Income Taxes. The New York Portfolio and the New Jersey Portfolio have elected to qualify

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


under the Code as regulated investment companies that distribute "exempt-interest dividends" as defined in the Code. The Taxable Portfolio has also elected to qualify as a regulated investment company under the Code, but will distribute taxable, not tax-exempt, dividends. Each Portfolio intends to maintain its qualification as a regulated investment company. The policy of each Portfolio is to distribute as dividends each year 100% (and in no event less than 90%) of the sum of its tax-exempt interest income, net of certain deductions, and its investment company taxable income. If distributions are made in this manner, certain dividends designated by the New York Portfolio and the New Jersey Portfolio as derived from the interest earned on Municipal Obligations are "exempt-interest dividends" and are not subject to regular federal income tax, although such "exempt-interest dividends" may be subject to federal alternative minimum tax. Any dividends paid from taxable income and distributions of any realized short-term capital gains (whether from tax-exempt or taxable obligations) are taxable to shareholders as ordinary income for federal income tax purposes, whether received in cash or reinvested in additional shares of the Fund. Such dividends will not qualify for taxation at the maximum 15% U.S. federal income tax rate available to individuals as qualified dividend income. A Portfolio may realize long-term capital gains, and may distribute "capital gain dividends" or have undistributed capital gain income. Capital gain dividends are taxable as long-term capital gains regardless of how long a shareholder has held shares of the Fund. When a shareholder sells or exchanges shares in a Portfolio the shareholder generally will recognize capital gain or capital loss in an amount equal to the difference between the net amount of the sale proceeds (or, in the case of an exchange, the fair market value of the shares) received and the shareholder's tax basis for the shares that are sold or exchanged. The Fund will inform shareholders of the amount and nature of each Portfolio's income and gains in a written notice mailed to shareholders not later than 60 days after the close of the Fund's taxable year.



For Social Security recipients, interest on tax-exempt bonds, including tax-exempt interest dividends paid by a Portfolio, is added to adjusted gross income for purposes of computing the amount of Social Security benefits includible in gross income. Interest on certain private activity bonds in which the New York Portfolio and the New Jersey Portfolio may invest will constitute an item of tax preference subject to the individual and corporate alternative minimum tax. Corporations also will be required to include, as an item of tax preference for purposes of the alternative minimum tax, 75% of the amount by which their adjusted current earnings (including generally, tax-exempt interest) exceed their alternative minimum taxable income (determined without this tax item).





Shareholders must provide the relevant Portfolio with a current social security or other taxpayer identification number along with certifications required by the Internal Revenue Service when opening an account. If a shareholder fails to provide the required information or certifications, or if a Portfolio is otherwise required to do so, the Portfolio will withhold 28% as "backup withholding" from dividends (other than exempt-interest dividends) and distributions, sale proceeds and any other payments to the shareholder.



Shareholders should consult with their own tax advisers about federal, state, local and foreign tax considerations and may wish to consult the Fund's statement of additional information for a more detailed discussion of income tax considerations that may affect the Portfolios and their shareholders.


New York Income Taxes. The exemption of interest income for federal income tax purposes does not necessarily result in an exemption under the income or other tax laws of any state or local taxing authority. However, to the extent that dividends are derived from interest on New York Municipal Obligations, the dividends will also be excluded from a New York resident shareholder's gross income for New York State and New York City personal income tax purposes. This exclusion does not result in a corporate shareholder's being exempt for New York State and New York City franchise or income tax purposes. Shareholders should consult their own tax advisers about the status of distributions from the New York Portfolio in their own states and localities.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



New Jersey Income Taxes. The exemption of interest income for federal income tax purposes does not necessarily result in an exemption under the income or other tax laws of any state or local taxing authority. The New Jersey Portfolio intends to be a "qualified investment fund" within the meaning of the New Jersey Gross Income Tax Act (the "Act"). The primary criteria for constituting a "qualified investment fund" are that (i) such fund is an investment company or trust registered with the SEC which, for the calendar year in which the distribution is paid, has no investments other than those enumerated in the Act, and (ii) at the close of each quarter of the taxable year, such fund has not less than 80% of the aggregate principal amount of all of its investments, excluding those investments enumerated in the Act, in obligations issued by or on behalf of the State of New Jersey or any county, municipality, school or other district, agency, authority, commission, instrumentality, public corporation (including one created or existing pursuant to agreement or compact with the State of New Jersey or any other state), body corporate or politic or other political subdivision of the State of New Jersey ("New Jersey State-Specific Obligations") or obligations which are free from New Jersey state or local taxation under any act of the State of New Jersey or under the laws of the United States ("U.S. Government Obligations"). Additionally, a qualified investment fund must comply with certain continuing reporting requirements.


In the opinion of McCarter & English, LLP, special New Jersey tax counsel to the New Jersey Portfolio, assuming that the New Jersey Portfolio constitutes a qualified investment fund and that the New Jersey Portfolio complies with the reporting obligations under New Jersey law with respect to qualified investment funds, (i) distributions paid by the New Jersey Portfolio to a New Jersey resident individual shareholder will not be subject to the New Jersey gross income tax to the extent that the distributions are attributable to income received as interest on or gain from New Jersey State-Specific Obligations or U.S. Government Obligations, and (ii) gain from the sale of shares in the New Jersey Portfolio by a New Jersey resident individual shareholder will not be subject to the New Jersey gross income tax. Shareholders should consult their own tax advisers about the status of distributions from the New Jersey Portfolio in their own states and localities.

DISTRIBUTION ARRANGEMENTS
--------------------------------------------------------------------------------

Sales Charges.

Class A Shares. The price paid for Class A shares of the Fund is the public offering price -- the next determined net asset value of the shares plus a sales load. The sales load is a one-time charge paid at the time of purchase of shares, most of which ordinarily goes to the investor's broker-dealer to compensate him for the services provided the investor. The Dealer Discounts described below may be negotiated for promotional purposes and disclosed to any investor.

The sales load for the Class A shares and applicable volume discounts are:


                                     Sales    Sales    Dealer
                                     Load as  Load as  Discount
                Amount               a % of   % of Net as % of
                of                   Offering Amount   Offering
                Purchase             Price    Invested Price
                -----------------------------------------------

                Less than $ 50,000.. 4.50%    4.71%    4.25%

                $50,000 up to
                 $ 99,999........... 4.00%    4.17%    3.75%

                $100,000 up to
                 $ 249,999.......... 3.50%    3.63%    3.25%

                $250,000 up to
                 $ 499,999.......... 2.75%    2.83%    2.50%

                $500,000 up to
                 $ 999,999.......... 2.00%    2.04%    1.75%

                $ 1,000,000 and over None     None     1.00%

--------------------------------------------------------------------------------

Class B Shares (for New York Portfolio only). Class B shares are sold without an initial sales charge, but are subject to a CDSC if redeemed within a specified period after purchase as shown in the table below. The following types of shares may be redeemed without charge at any time: (i) shares acquired by reinvestment of distributions and (ii) shares otherwise exempt from the CDSC, as described below. For other shares, the amount of the

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

charge is determined as a percentage of the lesser of the offering price or net asset value at the time the sales load is paid.

The CDSC for the Class B shares is:

                                             CDSC     CDSC
                                             as a %   as a %
                                             of       of Net
                                             Offering Amount
                  Period Class B Shares Held Price    Invested
                  -------------------------- -------- --------
                  --------------------------------------------

                  0 through 11 months           5.00%    5.26%

                  12 through 23 months          4.00%    4.17%

                  24 through 47 months          3.00%    3.09%

                  48 through 59 months          2.00%    2.04%

                  60 through 71 months          1.00%    1.01%

                  72 months and longer          0.00%    0.00%


In determining whether a CDSC is payable on any redemption, shares not subject to any charge will be redeemed first, followed by shares held longest during the CDSC period. For this purpose, the amount of any increase in a share's value above its initial purchase price is not regarded as a share exempt from the CDSC. When a share that has appreciated in value is redeemed during the CDSC period, a CDSC is assessed only on its initial purchase price.


Class B shares also bear a higher 12b-1 fee than Class A shares. Class B shares will automatically convert into Class A shares, based on relative net asset value, at the end of the month eight years after the purchase date. For more information about the conversion of Class B shares, see the SAI. The SAI includes information about how shares acquired through reinvestment of distributions are treated for conversion purposes and also notes certain circumstances under which a conversion may not occur. Class B shares provide an investor the benefit of putting all of the investor's dollars to work from the time the investment is made. Until conversion, Class B shares will have a higher expense ratio and pay lower dividends than Class A shares because the Class B shares bear a higher 12b-1 fee than the Class A shares and because of other related expenses.

In addition, the New York Portfolio may sell Class B shares at net asset value without a CDSC in connection with the acquisition by the Portfolio of assets of an investment company or personal holding company. The CDSC will be waived on redemptions of shares arising out of the death or post-purchase disability of a shareholder or settlor of a living trust account, and on redemptions in connection with certain withdrawals from IRA or other retirement plans. Up to 12% of the value of shares subject to a systematic withdrawal plan may also be redeemed each year without a CDSC.

Reduction or Elimination of Sales Loads.

Volume Discounts. Volume discounts are provided if the total amount being invested in any shares of a Portfolio reaches the levels indicated in the above sales load schedules. Volume discounts are not available for Class B shares. Investors may add on to the total current value of any shares of a Portfolio already owned in order to qualify for a volume discount. For example, if an investor previously purchased, and still holds, Class A shares of a Portfolio worth $95,000 at the current offering price and purchases an additional $5,000 worth of Class A shares of that Portfolio, the sales charge applicable to the new purchase would be that applicable to the $100,000 to $249,999 bracket in the above sales load schedule. Investors who are immediate family members (i.e. a spouse, parent, grandparent, child, or grandchild) may aggregate their purchases of shares of the same Portfolio to qualify for the volume discount. For example, if a husband and wife investor each purchase $75,000 of Class A shares of a Portfolio using separate accounts, the sales charge applicable to this purchase would be that applicable to the $100,000 to $249,999 bracket instead of $50,000 to $99,999 bracket in the above sales load schedule.

60 Day Repurchase Discount. Class A shareholders of the New York Portfolio and shareholders of the New Jersey and the Taxable Portfolios who redeem their shares may repurchase

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

shares in the same class of the same Portfolio up to a dollar amount equal to the proceeds received from the redemption without incurring a sales charge on the repurchased shares if the repurchase is made within 60 days of the date the redemption is executed. Shareholders may exercise this repurchase option once every 12 months. Shares redeemed and repurchased without a sales charge under this option must be registered in identical names. Shares purchased through a Participating Organization may still be subject to fees from that organization for purchasing shares (see Investment Through Participating Organizations).

Class B shareholders of the New York Portfolio who redeem their shares may repurchase Class A shares of the New York Portfolio without paying a sales charge, subject to the terms above.

Reinvestment of Dividends and Distributions. There is no sales load on purchases of Portfolio shares made by reinvestment of dividends and distributions paid by a Portfolio. Reinvestment will be made at net asset value (i.e., at no load) on the day on which the dividend or distribution is payable.


Unit Investment Trusts. Current unit holders of the Empire State Municipal Exempt Trust Series co-sponsored by Glickenhaus & Co. and Lebenthal Asset Management, a division of the Distributor, may elect to invest semi-annual distributions received from such unit investment trusts in shares of a Portfolio at net asset value without a sales load regardless of where such certificates are actually held. The minimum initial investment of $2,500 and the minimum subsequent investment of $250 will be waived for such purchases. Currently, initial investments by unit holders are not being accepted.


Letter of Intent. Any investor may sign a Letter of Intent, enclosed in this Prospectus, stating an intention to make purchases of Class A shares totaling a specified amount within a period of thirteen months. Purchases within the thirteen-month period can be made at the reduced sales load applicable to the total amount of the intended purchase noted in the Letter of Intent. If a larger purchase is actually made during the period, then a downward adjustment will be made to the sales charge based on the actual purchase size. Any shares purchased within 90 days preceding the actual signing of the Letter of Intent are eligible for the reduced sales charge, and the appropriate price adjustment will be made on those share purchases. A number of shares equal to 4.50% of the dollar amount of intended purchases specified in the Letter of Intent is held in escrow by the Distributor until the purchases are completed. Dividends and distributions on the escrowed shares are paid to the investor. Investors who are immediate family members (see above) and who purchase Class A shares of a Portfolio through separate accounts must indicate both names and account numbers on the Letter of Intent in order to receive the reduced sales load applicable to the total amount of the intended purchases.

If the intended purchases are not completed during the Letter of Intent period, the investor is required to pay the Distributor an amount equal to the difference between the regular sales load applicable to a single purchase of the number of shares actually purchased and the sales load actually paid. If such payment is not made within 20 days after written request by the Distributor, then the Distributor has the right to redeem a sufficient number of escrowed shares to effect payment of the amount due. Any remaining escrowed shares are released to the investor's account. Agreeing to a Letter of Intent does not obligate you to buy, or the Fund to sell, the indicated amount of shares. You should read the Letter of Intent carefully before signing.


Investors 35 Years of Age or Younger. Investors purchasing their shares through the Distributor and who are 35 years of age or younger, will be offered a 0.50% discount off the applicable sales load or CDSC for single investments of at least $2,500. For example, an investor purchasing Class A shares in the amount of $10,000 will be charged a reduced sales load of 4.00% and an investor purchasing Class A shares in the amount of $100,000 will be charged a reduced sales load of 3.00%. An investor purchasing Class B shares in those amounts that sells those shares within one year of purchase will be


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

subject to a CDSC of 5.00%. The reduction of a sales load reflects the Fund's interest in offering a savings vehicle for investors in this age bracket. The reduction in sales charge will be in effect until the day prior to the investor's 36th birthday.

Certain Financial Intermediaries. Investors may purchase shares of a Portfolio without an initial sales load or CDSC through a fee based account maintained with certain financial intermediaries who have entered into agreements with the Distributor (e.g. broker dealers, investment advisers, trust companies, bank trust departments, or other financial institutions).


Employees of the Distributor and Participating Organizations. Employees, and their immediate family members (see above), of the Distributor, Advest Group, MONY or any Participating Organization may purchase Class A shares of a Portfolio without a sales charge.


Rule 12b-1 Fees.

The Fund pays fees in connection with the distribution of shares and for services provided to the shareholders. The Fund pays these fees from its assets on an ongoing basis. Therefore, over time, the payment of these fees will increase the costs of your investment and may cost you more than paying other types of sales charges.

The Fund's Board of Directors has adopted Rule 12b-1 distribution and service plans on behalf of the Class A and Class B shares of the New York Portfolio and has adopted Rule 12b-1 distribution and service plans on behalf of the New Jersey Portfolio and the Taxable Portfolio. Pursuant to the Plans, the New York Portfolio and the Distributor have entered into Distribution Agreements with respect to the Class A and Class B shares, and the New Jersey and the Taxable Portfolios and the Distributor have entered into Distribution Agreements and Shareholder Servicing Agreements. The following paragraphs describe the fees paid by each Portfolio pursuant to the Plans and related agreements.

The New York Portfolio. Under the Distribution Agreements, the Distributor, as agent for the Fund, will solicit orders for the purchase of the New York Portfolio's shares, provided that any subscriptions and orders will not be binding on the Fund until accepted by the Fund, as principal. Under the Distribution Agreements, the Distributor receives from each of the Class A and Class B shares of the Portfolio a service fee equal to 0.25% per annum of the New York Portfolio's average daily net assets (the "Service Fee") for providing shareholder servicing and maintenance of shareholder accounts. The Distributor may make payments, from time to time, from the Service Fee it receives to pay the costs of, and to compensate others, including Participating Organizations, for performing shareholder servicing functions. Under the Distribution Agreement for the Class B shares, the Distributor receives from the Class B shares of the Portfolio an asset based sales charge ("Asset Based Sales Charge") equal to 0.75% per annum of the Class B shares' average daily net assets to be used by the Distributor to pay sales commissions for sales of the Class B shares. These fees are accrued daily and paid monthly. The total amounts payable under the Plan by the Class B shares of the New York Portfolio may not exceed 1.00% per annum.

The Plans provide that, in addition to the Asset Based Sales Charge described above (with respect to the Class B shares only) and the Service Fee (with respect to the Class A and Class B shares), the New York Portfolio will pay for
(i) telecommunications expenses, including the cost of dedicated lines and CRT terminals, incurred by the Distributor in carrying out its obligations under its Distribution Agreements, and (ii) preparing, printing and delivering the Fund's Prospectus to existing shareholders of the Fund and preparing and printing subscription application forms for shareholder accounts.

The Plans provide that the Manager may make payments from time to time from its own resources, which may include the management fee and past profits, for the following purposes: (i) to defray the costs of, and to compensate others, including Participating Organizations with whom the Distributor has entered into written agreements, for performing shareholder servicing and related administrative

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

functions on behalf of the New York Portfolio, (ii) to compensate certain Participating Organizations for providing assistance in distributing the New York Portfolio's shares, (iii) to pay the cost of printing and distributing the Fund's prospectus to prospective investors, and (iv) to defray the cost of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel in connection with the distribution of the New York Portfolio's shares. The Distributor may also make payments, from time to time, from its own resources, which may include the Service Fee and past profits, for the purposes enumerated in (i) above. With respect to the Class B shares only, the Distributor may also make payments for the purposes enumerated in (ii), (iii), and (iv) from the Asset Based Sales Charges received by the Distributor.

The Distributor, in its sole discretion, will determine the amount of such payments made pursuant to the Plans, provided that such payments will not increase the amount that the New York Portfolio is required to pay to the Distributor or the Manager for any fiscal year under the Distribution Agreements and the Management Contract in effect for that year.

The New Jersey Portfolio and the Taxable Portfolio. For its services under the Shareholder Servicing Agreements, the Distributor receives from the New Jersey and the Taxable Portfolios a fee equal to 0.25% per annum of each Portfolio's average daily net assets (the "Shareholder Servicing Fee"). The fee is accrued daily and paid monthly. Any portion of the Shareholder Servicing Fee may be deemed to be used by the Distributor (i) for purposes of shareholder servicing and maintenance of shareholder accounts and (ii) for payments to Participating Organizations with respect to servicing their clients or customers who are shareholders of the New Jersey and the Taxable Portfolios.

Under the Distribution Agreements, the Distributor, as agent for the New Jersey and the Taxable Portfolios, will solicit orders for the purchase of the New Jersey and the Taxable Portfolios' shares, provided that any subscriptions and orders will not be binding on a Portfolio until accepted by the Fund, as principal. In addition, the Distribution Agreements provide for reimbursement to the Distributor by the New Jersey and the Taxable Portfolios for its distribution, promotional and advertising costs incurred in connection with the distribution of the New Jersey and the Taxable Portfolios' shares in an amount not to exceed 0.10% per annum of each of the New Jersey and the Taxable Portfolios' average daily net assets. To the extent the Distributor does not take reimbursement for such expenses in a current fiscal year, it is precluded from taking any reimbursement for such amounts in a future fiscal year. The Plans, the Shareholder Servicing Agreements and the Distribution Agreements provide that, in addition to the Shareholder Servicing Fee and advertising reimbursement, the New Jersey and the Taxable Portfolios will pay for (i) telecommunications expenses including the cost of dedicated lines and CRT terminals incurred by the Distributor in carrying out its obligations under the Shareholder Servicing Agreements, and (ii) typesetting, printing and delivering the Fund's Prospectus to existing shareholders of the Fund and preparing and printing subscription application forms for shareholder accounts.

The Plans provide that the Manager may make payments from time to time from its own resources, which may include the Management Fee and past profits for the following purposes: (i) to defray the costs of and to compensate others, including Participating Organizations with whom the Distributor has entered into written agreements, for performing shareholder servicing and related administrative functions on behalf of the New Jersey and the Taxable Portfolios; (ii) to compensate certain Participating Organizations for providing assistance in distributing the Portfolios' shares; (iii) to pay the costs of printing and distributing the Fund's Prospectus to prospective investors; and (iv) to defray the cost of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

commissions of sales personnel in connection with the distribution of the Portfolios' shares.

The Distributor, in its sole discretion, will determine the amount of such payments made pursuant to the Plans, provided that such payments made pursuant to the Plans will not increase the amount that the New Jersey and the Taxable Portfolios are required to pay to the Distributor or the Manager for any fiscal year under the Distribution Agreements, Shareholder Servicing Agreements or the Management Contracts in effect for that year.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                             LEBENTHAL FUNDS, INC.
                           LETTER OF INTENT (L.O.I.)

Although I am not obligated to invest and Lebenthal Funds, Inc. (the "Fund") is not obligated to sell, it is my intention to invest over a 13-month period (the "L.O.I. Period") in an aggregate amount of shares of the Fund at least equal to that which is checked below, thereby entitling me to the reduced sales load applicable to such aggregate amount.

                                       Sales                                  Sales
           Aggregate Amount            Load           Aggregate Amount        Load
Lebenthal New York Municipal Bond Fund
[_]   $50,000.00 - $99,999.99          4.00%   [_]  $100,000.00 - $249,999.99 3.50%
[_]   $250,000.00 - $499,999.99        2.75%   [_]  $500,000.00 - $999,999.99 2.00%
[_]   $1,000,000.00 and over           0.00%

Lebenthal New Jersey Municipal Bond Fund
[_]   $50,000.00 - $99,999.99          4.00%   [_]  $100,000.00 - $249,999.99 3.50%
[_]   $250,000.00 - $499,999.99        2.75%   [_]  $500,000.00 - $999,999.99 2.00%
[_]   $1,000,000.00 and over           0.00%

Lebenthal Taxable Municipal Bond Fund
[_]   $50,000.00 - $99,999.99          4.00%   [_]  $100,000.00 - $249,999.99 3.50%
[_]   $250,000.00 - $499,999.99        2.75%   [_]  $500,000.00 - $999,999.99 2.00%
[_]   $1,000,000.00 and over           0.00%

I understand that purchases made within the last 90 days will be included as part of my intended investment.

In addition, I understand that a number of shares with a value equal to 4.50% of the dollar amount of intended purchases specified herein will be held in escrow (the "Escrowed Shares") by Advest, Inc. (the "Distributor") until the purchases are completed and that dividends and distributions on the Escrowed Shares will be paid to me. During the escrow period, I grant to the Distributor a security interest in the Escrowed Shares. If the intended purchases are not completed during the L.O.I. Period, I understand that I will be required to pay the Distributor an amount equal to the difference between the regular sales load applicable to a single purchase of the number of shares actually purchased and the sales load actually paid. If such payment is not made within 20 days after written request to me by the Distributor, I agree that the Distributor has the right to redeem a sufficient number of Escrowed Shares to effect payment of the amount due. Any remaining Escrowed Shares will be released to my account.


           Lebenthal New York Municipal Bond Fund
           ---------------- -------------------- -------------- ----
           Shareholder Name Authorized Signature Account Number Date

           Lebenthal New Jersey Municipal Bond Fund
           ---------------- -------------------- -------------- ----
           Shareholder Name Authorized Signature Account Number Date

           Lebenthal Taxable Municipal Bond Fund
           ---------------- -------------------- -------------- ----
           Shareholder Name Authorized Signature Account Number Date

[_]I intend to qualify for the volume discount checked above by combining my purchase of Fund shares with a separate purchase of Fund shares by an "immediate family member," as defined in the Fund's Prospectus.
   Family member's name: ________
   Family member's account number: ________

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                             FINANCIAL HIGHLIGHTS

These financial highlights tables are intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, Independent Certified Public Accountants, whose report, along with the Fund's financial statements, is included in the annual report, is incorporated by reference into the SAI and is available upon request.


                                                                             NEW YORK PORTFOLIO
                                                                           (Class A shares only)
                                                          --------------------------------------------------------
                                                                          Year Ended November 30,
                                                             2003        2002        2001       2000       1999
                                                          --------   --------     --------   --------   --------
Per Share Operating Performance:
(for a share outstanding throughout each period)
Net asset value, beginning of period..................... $   8.33   $   8.31     $   7.92   $   7.64   $   8.53
                                                          --------   --------     --------   --------   --------
Income from investment operations:
  Net investment income..................................     0.36       0.38(a)      0.41       0.41       0.41
  Net realized and unrealized gain (loss) on investments.     0.11       0.05         0.39       0.28      (0.79)
                                                          --------   --------     --------   --------   --------
  Total from investment operations.......................     0.47       0.43         0.80       0.69      (0.38)
                                                          --------   --------     --------   --------   --------
Less distributions:
  Dividends from net investment income...................    (0.36)     (0.41)       (0.41)     (0.41)     (0.41)
  Distributions from net realized gain on investments....    (0.03)         -            -          -      (0.10)
                                                          --------   --------     --------   --------   --------
  Total distributions....................................    (0.39)     (0.41)       (0.41)     (0.41)     (0.51)
                                                          --------   --------     --------   --------   --------
Net asset value, end of period........................... $   8.41   $   8.33     $   8.31   $   7.92   $   7.64
                                                          ========   ========     ========   ========   ========
Total Return (without deduction of sales load)...........     5.76%      4.93%       10.20%      9.28%     (4.69)%
Ratios/Supplemental Data:
Net assets, end of period (000's omitted)................ $177,154   $165,093     $147,456   $130,595   $134,857
Ratios to average net assets:
  Expenses...............................................     0.85%*     0.88%*       0.81%*     0.86%*     0.76%*
  Net investment income..................................     4.30%      4.58%(a)     4.93%      5.30%      5.00%
Portfolio Turnover.......................................    16.64%     13.05%       46.32%     65.05%     59.91%

-------------
* Includes fees paid indirectly of less than 0.01% of average net assets.
(a)If the Fund had not adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies which requires the amortization of premiums and accretion of discounts on debt securities using the effective interest method, net investment income per share and the ratio of net investment income to average net assets would have been the same as noted above.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                                                        NEW YORK PORTFOLIO
                                                                      (Class B shares only)
                                                          ----------------------------------------------
                                                                      Year ended November 30,
                                                            2003      2002      2001     2000     1999
                                                          ------   ------     ------   ------   ------
Per Share Operating Performance:
(for a share outstanding throughout each period)
Net asset value, beginning of period..................... $ 8.34   $ 8.31     $ 7.92   $ 7.64   $ 8.54
                                                          ------   ------     ------   ------   ------
Income from investment operations:
  Net investment income..................................   0.31     0.33(a)    0.35     0.36     0.34
  Net realized and unrealized gain (loss) on investments.   0.10     0.05       0.39     0.28    (0.80)
                                                          ------   ------     ------   ------   ------
  Total from investment income...........................   0.41     0.38       0.74     0.64    (0.46)
                                                          ------   ------     ------   ------   ------
Less distributions:
  Dividends from net investment income...................  (0.30)   (0.35)     (0.35)   (0.36)   (0.34)
  Distributions from net realized gain on investments....  (0.03)       -          -        -    (0.10)
                                                          ------   ------     ------   ------   ------
  Total distributions....................................  (0.33)   (0.35)     (0.35)   (0.36)   (0.44)
                                                          ------   ------     ------   ------   ------
Net asset value, end of period........................... $ 8.42   $ 8.34     $ 8.31   $ 7.92   $ 7.64
                                                          ======   ======     ======   ======   ======
Total Return
 (without deduction of sales load).......................   5.02%    4.34%      9.39%    8.53%   (5.57)%
Ratios/Supplemental Data:
Net assets, end of period (000's omitted)................ $9,328   $7,807     $6,142   $4,300   $3,909
Ratios to average net assets:
  Expenses +.............................................   1.55%*   1.55%*     1.55%*   1.55%*   1.55%*
  Net investment income..................................   3.59%    3.90%(a)   4.16%    4.60%    4.21%
Portfolio turnover.......................................  16.64%   13.05%     46.32%   65.05%   59.91%

-------------



* Includes fees paid indirectly of less than 0.01% of average net assets.


+ If the Investment Manager had not waived fees and reimbursed expenses and the Administrator and Distributor had not waived fees, the ratio of operating expenses to average assets would have been 1.96%, 2.08%, 2.11%, 2.38% and 2.38% for the years ended November 30, 2003, 2002, 2001, 2000 and 1999, respectively.

(a)If the Fund had not adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies which requires the amortization of premiums and accretion of discounts on debt securities using the effective interest method, net investment income per share and the ratio of net investment income to average net assets would have been the same as noted above.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                                                        NEW JERSEY PORTFOLIO
                                                          -------------------------------------------------
                                                                       Year Ended November 30,
                                                            2003       2002       2001      2000     1999
                                                          -------   -------     -------   ------   ------
Per Share Operating Performance:
(for a share outstanding throughout each period)
Net asset value, beginning of period..................... $  7.05   $  6.99     $  6.73   $ 6.51   $ 7.20
                                                          -------   -------     -------   ------   ------
Income from investment operations:
  Net investment income..................................    0.30      0.31(a)     0.33     0.34     0.34
  Net realized and unrealized gain (loss) on investments.    0.15      0.06        0.26     0.22    (0.69)
                                                          -------   -------     -------   ------   ------
  Total from investment operations.......................    0.45      0.37        0.59     0.56    (0.35)
                                                          -------   -------     -------   ------   ------
Less distributions:
  Dividends from net investment income...................   (0.30)    (0.31)      (0.33)   (0.34)   (0.34)
                                                          -------   -------     -------   ------   ------
  Total distributions....................................   (0.30)    (0.31)      (0.33)   (0.34)   (0.34)
                                                          -------   -------     -------   ------   ------
Net asset value, end of period........................... $  7.20   $  7.05     $  6.99   $ 6.73   $ 6.51
                                                          =======   =======     =======   ======   ======
Total Return (without deduction of sales load)...........    6.47%     5.39%       8.90%    8.92%   (5.07)%
Ratios/Supplemental Data:
Net assets, end of period (000's omitted)................ $14,933   $13,078     $11,356   $9,192   $8,911
Ratios to average net assets:
  Expenses+..............................................    0.95%*    0.95%*      0.93%*   0.75%*   0.71%*
  Net investment income..................................    4.17%     4.41%(a)    4.66%    5.24%    4.84%
Portfolio turnover.......................................   15.63%    21.46%      30.46%   90.39%   52.66%

-------------

+ If the Investment Manager had not waived fees and reimbursed expenses and the Administrator and Distributor had not waived fees, the ratio of operating expenses to average net assets would have been 1.32%, 1.48%, 1.47%, 1.60% and 1.45% for the years ended November 30, 2003, 2002, 2001, 2000 and 1999, respectively.


* Includes fees paid indirectly of less than 0.01% of average net assets.

(a)If the Fund had not adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies which requires the amortization of premiums and accretion of discounts on debt securities using the effective interest method, net investment income per share would have been the same as noted above and the ratio of net investment income to average net assets would have been 4.40%.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                                                           TAXABLE PORTFOLIO
                                                          ----------------------------------------------------
                                                                        Year Ended November 30,
                                                             2003       2002       2001      2000      1999
                                                          -------    -------     -------   -------   -------
Per Share Operating Performance:
(for a share outstanding throughout each period)
Net asset value, beginning of period..................... $  7.80    $  7,49     $  7.11   $  6.81   $  7.73
                                                          -------    -------     -------   -------   -------
Income from investment operations:
  Net investment income..................................    0.41       0.44(a)     0.47      0.50      0.49
  Net realized and unrealized gain (loss) on investments.    0.04       0.33        0.40      0.30     (0.92)
                                                          -------    -------     -------   -------   -------
  Total from investment operations.......................    0.45       0.77        0.87      0.80     (0.43)
                                                          -------    -------     -------   -------   -------
Less distributions:
  Dividends from net investment income...................   (0.41)     (0.46)      (0.49)    (0.50)    (0.49)
  Distributions from net realized gains on investments...   (0.00)**      --          --        --        --
                                                          -------    -------     -------   -------   -------
  Total distributions....................................   (0.41)     (0.46)      (0.49)    (0.50)    (0.49)
                                                          -------    -------     -------   -------   -------
Net asset value, end of period........................... $  7.84    $  7.80     $  7.49   $  7.11   $  6.81
                                                          =======    =======     =======   =======   =======
Total Return (without deduction of sales load)...........    5.80%     10.36%      12.22%    12.20%    (5.77)%
Ratios/Supplemental Data:
Net assets, end of period (000's omitted)................ $20,118    $15,738     $13,601   $12,504   $13,487
Ratios to average net assets:
  Expenses+..............................................    1.00%*     1.00%*      1.00%*    0.90%*    0.82%*
  Net investment income..................................    5.09%      5.83%(a)    6.34%     7.25%     6.71%
Portfolio turnover.......................................    7.83%     22.46%      54.63%    29.26%    21.12%

-------------

+ If the Investment Manager had not waived fees and reimbursed expenses and the Administrator and Distributor had not waived fees, the ratio of operating expenses to average net assets would have been 1.24%, 1.34%, 1.35%, 1.37% and 1.15% for the years ended November 30, 2003, 2002, 2001, 2000 and 1999, respectively.

* Includes fees paid indirectly of 0.01% or less of average net assets.

**Amount represents less than $0.01 per share.

(a)If the Fund had not adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies which requires the amortization of premiums and accretion of discounts on debt securities using the effective interest method, net investment income per share and the ratio of net investment income to average net assets would have been the same as noted above.

--------------------------------------------------------------------------------

                             Lebenthal Funds, Inc.

                     Notice of Privacy Policy & Practices

Lebenthal Funds, Inc. recognizes and respects the privacy expectations of our customers. We are providing this notice to you so that you will know what kinds of information we collect about our customers and the circumstances in which information may be disclosed to third parties who are not affiliated with Lebenthal Funds, Inc.

We collect nonpublic personal information about our customers from the following sources:

.. Account Applications and other forms, which may include a customer's name, address, social security number, and information about a customer's investment goals and risk tolerance;

.. Account History, including information about the transactions and balances in a customer's accounts; and

.. Correspondence, written, telephonic or electronic between a customer and Lebenthal Funds, Inc. or service providers to Lebenthal Funds, Inc.

We may disclose all of the information described above to certain third parties who are not affiliated with Lebenthal Funds, Inc. to process or service a transaction at your request or as permitted by law--for example sharing information with companies who maintain or service customer accounts for Lebenthal Funds, Inc. is permitted and is essential for us to provide you with necessary or useful services with respect to your accounts. In addition, we may share information if you request or authorize the disclosure of such information.

We maintain, and require service providers to Lebenthal Funds, Inc. to maintain, policies designed to assure only appropriate access to, and use of information about, our customers and to maintain physical, electronic and procedural safeguards that comply with federal standards to guard nonpublic personal information of our customers. When information about Lebenthal Funds, Inc.'s customers is disclosed to nonaffiliated third parties, we require that the third party maintain the confidentiality of the information disclosed and limit the use of information by the third party solely to the purposes for which the information is disclosed or as otherwise permitted by law.

We will adhere to the policies and practices described in this notice regardless of whether you are a current or former shareholder of Lebenthal Funds, Inc.

                                    [GRAPHIC]

                                                    LEBENTHAL
                                                    NEW YORK,
                                                    NEW JERSEY
                                                    & TAXABLE
                                                    MUNICIPAL
                                                    BOND FUNDS

                                                    PROSPECTUS MARCH   , 2004

  LEBENTHAL
  NEW YORK,
  NEW JERSEY
  & TAXABLE
  MUNICIPAL BOND FUNDS

                                                    [LOGO]
                                                    LEBENTHAL
                                                    THE WORKHORSE OF
  INVESTMENTS.



For more information about the Fund, the following documents are available free upon request:

Annual/Semi-annual Reports:
The Fund's semi-annual and audited annual reports to shareholders contain detailed information on the Fund's investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI):
The SAI provides more detailed information about the Fund, including its operations and investment policies. It is incorporated by reference, and is legally considered a part of this prospectus.
--------------------------------------------------------------------------------
You can get free copies of shareholder reports and the SAI, or request other information and discuss your questions about the Fund by contacting:

                             Lebenthal Funds, Inc.
                                 120 Broadway
                           New York, New York 10271
                                (800) 594-7078
                               www.lebenthal.com
--------------------------------------------------------------------------------
You can review and copy information about the Fund, including the SAI, at the Public Reference Room of the Securities and Exchange Commission. Information on the operation of the Public Reference Room may be obtained by calling the Commission at (202) 942-8090. Reports and other information about the Fund are also available:

..  For a fee, by writing the Public Reference Section of the Securities and
   Exchange Commission, Washington, D.C. 20549-0102.
..  Free from the EDGAR Database on the Securities and Exchange Commission's
   Website at http://www.sec.gov.
..  By electronic request (after paying a duplicating fee) at the e-mail address
   publicinfo@sec.gov.
                                                          SEC File No. 811-6170

--------------------------------------------------------------------------------
LEBENTHAL                                       120 BROADWAY, NEW YORK, NY 10271
                                                                  (800) 425-6116
FUNDS, INC.
================================================================================


Lebenthal New York Municipal Bond Fund -- Class A and Class B Shares

Lebenthal New Jersey Municipal Bond Fund

Lebenthal Taxable Municipal Bond Fund

                       STATEMENT OF ADDITIONAL INFORMATION

                                 March 29, 2004

This Statement of Additional Information (SAI) of Lebenthal Funds, Inc (the "Fund") is not a prospectus. It supplements the information contained in the current Prospectus dated March 29, 2004, and should be read in conjunction with the Prospectus. The Prospectus may be obtained from any Participating Organization or by writing or calling the Fund.

Information concerning the Purchase, Redemption and Pricing of Fund Shares is incorporated by reference from the Prospectus. The fund's financial statements are incorporated by reference from the annual report. The annual report may be obtained, without charge, by writing or calling the Fund at the address and number listed above.


TABLE OF CONTENTS


Fund History .......................................................  2
Description of the Fund and Its Investments and Risks ..............  2
Management of the Fund ............................................. 19
Control Persons and Principal Holders of Securities ................ 23
Investment Advisory and Other Services ............................. 23
Brokerage Allocation and Other Practices ........................... 29
Capital Stock and Other Securities ................................. 30
Purchase, Redemption, and Pricing of Fund Shares ................... 30
Taxation of the Portfolios ......................................... 31
The Distributor .................................................... 36
Performance Data ................................................... 37
Financial Statements ............................................... 38
Description of Security Ratings and Notes .......................... 38

FUND HISTORY


The Fund was incorporated on August 17, 1990 in the State of Maryland.


DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS


The Fund is an open-end management investment company currently consisting of two non-diversified portfolios, the Lebenthal New York Municipal Bond Fund (the "New York Portfolio") and the Lebenthal New Jersey Municipal Bond Fund (the "New Jersey Portfolio"), and a diversified portfolio, the Lebenthal Taxable Municipal Bond Fund (the "Taxable Portfolio") (each a Portfolio, and collectively, the "Portfolios"). The investment objectives of the Portfolios described in this section may not be changed unless approved by the holders of a majority of the outstanding shares of the respective Portfolio. As used in this Prospectus, the term "majority of the outstanding shares" of a Portfolio means the vote of the lesser of (i) 67% or more of the shares of the Portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy or (ii) more than 50% of the outstanding shares of the Portfolio.

As non-diversified investment companies, the New York Portfolio and the New Jersey Portfolio are not subject to any restriction under the Investment Company Act of 1940, as amended, (the "1940 Act") with respect to investing their assets in one or relatively few issuers. This non-diversification may present greater risks than in the case of a diversified company. As a diversified investment company, 75% of the assets of the Taxable Portfolio are subject to the following limitations: (i) the Portfolio may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the United States government and its agencies and instrumentalities, and (ii) the Portfolio may not own more than 10% of the outstanding voting securities of any one issuer.


The classification of the Taxable Portfolio as a diversified investment company is a fundamental policy of the Portfolio and may be changed only with the approval of the holders of a majority of the Portfolio's outstanding shares.

The following discussion expands upon the description of the Portfolios' investment objectives, policies and risks in the Prospectus.


DESCRIPTION OF THE PORTFOLIOS' INVESTMENT SECURITIES


Investment Objectives, Policies and Risks of the New York and New Jersey Portfolios


The New York and New Jersey Portfolios are each municipal bond funds. The New York and New Jersey Portfolios' investment objective is to maximize income exempt from regular federal income tax and from New York State and New York City personal income taxes, with respect to the New York Portfolio, and from New Jersey gross income tax, with respect to the New Jersey Portfolio, consistent with preservation of capital, with consideration given to opportunities for capital gain. No assurance can be given that these objectives will be achieved. The following discussion expands upon the description of the New York and the New Jersey Portfolios' investment objectives, policies and risks in the Prospectus. The New York and the New Jersey Portfolios each provides tax -free income that, when reinvested into additional shares of the New York and the New Jersey Portfolios, respectively, provides investors growth by increasing the value of their total investment.

The New York and the New Jersey Portfolios' assets will be invested primarily in long-term investment grade tax-exempt Municipal Bonds issued by or on behalf of the State of New York and its authorities, agencies, instrumentalities and political subdivisions, with respect to the New York Portfolio, and the State of New Jersey and its authorities, agencies, instrumentalities and political subdivisions, with respect to the New Jersey Portfolio, and, in the case of both Portfolios, other states, Puerto Rico and other United States territories and possessions. The term Municipal Bonds refers to municipal bonds and participation interests therein. The average maturity of the Municipal Bonds in which the New York and the New Jersey Portfolios will invest is 15-25 years. The New York and the New Jersey Portfolios each generally seeks to invest up to 100%, and as a matter of fundamental policy invest at least 80%, of the value of its net assets, plus the amount of any borrowings for investment purposes, in Municipal Bonds with remaining maturities of one year or more the income from which is, in the opinion of bond counsel to the issuer at the date of issuance, exempt from regular federal income tax and from New York State and New York City personal income taxes ("New York Municipal Bonds") with respect to the New York Portfolio, and from New Jersey gross income tax ("New Jersey Municipal Bonds") with respect to the New Jersey Portfolio. The New York and the New Jersey Portfolios may each also invest in tax-exempt bonds of issuers outside New York State or the State of New Jersey, respectively, if such bonds bear interest, the income from which is exempt from regular federal income tax and New York State and City personal income taxes or New Jersey gross income tax, respectively. The New York and the New Jersey Portfolios each also reserves the right to invest up to 20% of the value of its net assets in (i) Municipal Obligations, the income from which is exempt from regular federal income tax but not New York State and City personal income taxes with respect to the New York Portfolio, and New Jersey gross income tax with respect to the New Jersey Portfolio and (ii) other taxable obligations. Although the Supreme Court has determined that Congress has the authority to subject the interest on municipal bonds to federal income taxation, existing law excludes such interest from regular federal income tax. However, such tax-exempt interest may be subject to the federal alternative minimum tax. There is no limitation on the portion of the portfolios of the New York and the New Jersey Portfolio that may be invest in securities, the interest income on which may be subject to the federal alternative minimum tax. (See "Federal Income Taxes" herein.)

The New York and the New Jersey Portfolios will invest primarily, without percentage limitations, in tax-exempt bonds which on the date of investment are within the four highest credit ratings of Moody's Investors Service, Inc. ("Moody's") (Aaa, Aa, A, Baa for bonds; MIG-1, MIG-2, MIG-3, MIG-4 for notes; P-1, P-2, P-3 for commercial paper; VMIG-1, VMIG-2, VMIG-3, VMIG-4 for variable and floating demand notes), Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. ("S&P") (AAA, AA, A, BBB for bonds; SP-1, SP-2, SP-3, SP-4 for notes and for variable and floating demand notes; A-1, A-2, A-3, B for commercial paper) or Fitch Ratings ("Fitch") (AAA, AA, A, BBB for bonds; F-1, F-2, F-3 for notes, variable and floating demand notes and commercial paper). Although bonds rated in the fourth credit rating category are commonly referred to as investment grade, they may have speculative characteristics. In addition, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. The Portfolios will not necessarily dispose of a security that falls below investment grade if Lebenthal Asset Management, a division of Boston Advisors, Inc. (the "Manager"), determines that retention of such a security is consistent with the Portfolio's investment objectives. A description of the credit ratings appears under the heading "Description of Security Ratings and Notes." The New York and the New Jersey Portfolios may invest in tax-exempt securities which are not rated or which do not fall into the credit ratings noted above if, based upon credit analysis by the Manager, it is believed that such securities are of comparable quality.


In unusual circumstances, during adverse market conditions or in other appropriate circumstances, as determined by the Manager, the New York and the New Jersey Portfolios may each assume a temporary defensive position in which the New York or the New Jersey Portfolio, respectively, may invest up to 100% of the value of its net assets on a temporary basis in securities, the interest from which is exempt from regular federal income tax, but not New York State and City personal income taxes, with respect to the New York Portfolio, and New Jersey gross income tax, with respect to the New Jersey Portfolio, and in taxable fixed-income securities, the interest on which is subject to regular federal, state or local income tax, pending the investment or reinvestment in tax-exempt securities of proceeds of sales of shares or sales of portfolio securities or in order to avoid the necessity of liquidating portfolio investments to meet redemptions of shares by investors or where market conditions due to rising interest rates or other adverse factors warrant temporary investing for defensive purposes. The result of employing this type of temporary defensive strategy is that the New York and the New Jersey Portfolios may not achieve their investment objectives. Investments in taxable securities will be substantially in securities issued or guaranteed by the United States government (such as bills, notes and bonds), its agencies, instrumentalities or authorities; highly rated corporate debt securities (rated AA or better by S&P and Fitch, or Aa3 or better by Moody's); prime commercial paper (rated A-1 by S&P, F-1 by Fitch or P-1 by Moody's); and certificates of deposit of the 100 largest domestic banks (in terms of assets) which are subject to regulatory supervision by the United States government or state governments and the 50 largest foreign banks (in terms of assets) with branches or agencies in the United States. Investments in certificates of deposit of foreign banks and foreign branches of United States banks may involve certain risks, including different regulations, use of different accounting procedures, political or other economic developments, exchange controls, or possible seizure or nationalization of foreign deposits.

Investment in the Portfolios should be made with an understanding of the risk which an investment in New York Municipal Bonds or New Jersey Municipal Bonds, as the case may be, may entail. Payment of interest and preservation of capital are dependent upon the continuing ability of New York and New Jersey issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should consider the greater risk of each Portfolio's concentration versus the safety that comes with a less concentrated investment portfolio.

Investment Objectives, Policies and Risks of the Taxable Portfolio

The Taxable Portfolio is a taxable municipal bond fund. The Taxable Portfolio's investment objective is to maximize income consistent with preservation of capital, with consideration given to opportunities for capital gain. No assurance can be given that this objective will be achieved. The following discussion expands upon the description of the Taxable Portfolio's investment objective, policies and risks in the Prospectus.

The Taxable Portfolio's assets will be invested primarily in long-term investment grade taxable bonds issued by or on behalf of states and municipal governments and their authorities, agencies, instrumentalities and political subdivisions, other United States territories and possessions of the United States ("Taxable Municipal Bonds"). The average maturity of the Taxable Municipal Bonds in which the Taxable Portfolio will invest is over 10 years. The Taxable Portfolio generally seeks to invest up to 100%, and as a matter of fundamental policy invests at least 80%, of the value of its net assets, plus the amount of any borrowings for investment purposes, in Taxable Municipal Bonds with remaining maturities of one year or more. The interest on the Taxable Municipal Bonds is includable in gross income for federal income tax purposes and may be subject to personal income taxes imposed by any state of the United States or any political subdivision thereof, or by the District of Columbia. (See "Federal Income Taxes" herein.)

The Taxable Portfolio will invest primarily, without percentage limitations, in bonds which on the date of investment are within the four highest credit ratings of Moody's (Aaa, Aa, A, Baa for bonds; MIG-1, MIG-2, MIG-3, MIG-4 for notes; P-1, P-2, P-3 for commercial paper; VMIG-1, VMIG-2, VMIG-3, VMIG-4 for variable and floating demand notes), S&P (AAA, AA, A, BBB for bonds; SP-1, SP-2, SP-3, SP-4 for notes and for variable and floating demand notes; A-1, A-2, A-3, B for commercial paper) or Fitch (AAA, AA, A, BBB for bonds; F-1, F-2, F-3 for notes, variable and floating demand notes and commercial paper). Although bonds rated in the fourth credit rating category are commonly referred to as investment grade they may have speculative characteristics. In addition, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. The Portfolio will not necessarily dispose of a security that falls below investment grade if the Manager determines that retention of such a security is consistent with the Portfolio's investment objectives. A description of the credit ratings appears under the heading "Description of Security Ratings and Notes." The Taxable Portfolio may invest in securities which are not rated or which do not fall into the credit ratings noted above if, based upon credit analysis by the Manager, it is believed that such securities are of comparable quality.


In unusual circumstances, during adverse market conditions or in other appropriate circumstances, as determined by the Manager, the Taxable Portfolio may assume a temporary defensive position in which the Taxable Portfolio may invest up to 100% of the value of its net assets on a temporary basis in securities issued or guaranteed by the United States government (such as bills, notes and bonds), its agencies, instrumentalities or authorities; tax-exempt securities; highly-rated corporate debt securities (rated AA or better by S&P and Fitch, or Aa3 or better by Moody's); prime commercial paper (rated A-1 by S&P, F-1 by Fitch or P-1 by Moody's) and certificates of deposit of the 100 largest domestic banks (in terms of assets) which are subject to regulatory supervision by the United States government or state governments and the 50 largest foreign banks (in terms of assets) with branches or agencies in the United States. Investments in certificates of deposit of foreign banks and foreign branches of United States banks may involve certain risks, including different regulations, use of different accounting procedures, political or other economic developments, exchange controls, or possible seizure or nationalization of foreign deposits. The result of employing this type of temporary defensive strategy is that the Taxable Portfolio may not achieve its investment objective.

Investment in the Portfolio should be made with an understanding of the risks which an investment in Municipal Obligations may entail. However, payment of interest and preservation of principal are dependent upon the continuing ability of the obligors of state, municipal and public authority debt obligations to meet their obligations thereunder.

Municipal Obligations

(1) Municipal Bonds include long-term, and for the Taxable Portfolio, taxable, obligations that are rated Baa or better at the date of purchase by Moody's, or BBB or better by S&P or Fitch or, if not rated, are of comparable quality as determined by the Manager on the basis of the Manager's credit evaluation of the obligor, or credit enhancement issued in support of the obligation.

      Municipal Bonds are debt obligations of states, cities, counties, municipalities and municipal agencies (all of which are generally referred to as "municipalities") which generally have a maturity at the time of issue of one year or more and which are issued to raise funds for various public purposes such as construction of a wide range of public facilities, to refund outstanding obligations and to obtain funds for institutions and facilities.

      The two principal classifications of Municipal Bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Issuers of general obligation bonds include states, counties, cities, towns and other governmental units. The principal of and interest on revenue bonds are payable from the income of specific projects or authorities and generally are not supported by the issuer's general power to levy taxes. For example, in some cases, revenues derived from specific taxes are pledged to support payments on a revenue bond. Revenue bonds are secured by tolls, rentals, mortgage payments, tuitions, fees, that is, by earnings. Among the projects financed by revenue bonds are housing projects, turnpikes, hospitals, power plants, airports, colleges, water and sewer systems, resource recovery and solid waste disposal systems--in fact, any municipal enterprise that sustains itself by the sale of a service to the public.

      In addition, certain kinds of "private activity bonds" are issued by public authorities to provide funding for various privately operated industrial facilities (hereinafter referred to as "industrial revenue bonds" or "IRBs"). Interest on the IRBs contained in the New York Portfolio and New Jersey Portfolio is generally exempt, with certain exceptions, from regular federal income tax pursuant to Section 103(a) of the Internal Revenue Code (the "Code"), provided the issuer and corporate obligor thereof continue to meet certain conditions. (See "Federal Income Taxes" herein.) IRBs are, in most cases, revenue bonds, and do not generally constitute the pledge of the credit of the issuer of such bonds. The payment of the principal of and interest on IRBs usually depends solely on the ability of the user of the facilities financed by the bonds or the other guarantor to meet its financial obligations and, in certain instances, on the pledge of real and personal property as security for payment. If there is no established secondary market for a particular IRB, the IRB or the participation interests in the IRB purchased by the Portfolios will be supported by letters of credit, guarantees or insurance that meet the quality criteria of the Portfolio and provide a demand feature which may be exercised by the Portfolios at any time to provide liquidity. Shareholders should note that the Portfolios may invest in IRBs acquired in transactions involving a Participating Organization.


(2) Municipal Notes include notes with remaining maturities of one year or less that are rated MIG-1, MIG-2, MIG-3 or MIG-4 at the date of purchase by Moody's; SP-1, SP-2, SP-3 or SP-4 by S&P; or F-1, F-2 or F-3 by Fitch or, if not rated, are of comparable quality as determined by following procedures approved by the Board of Directors of the Fund. The principal kinds of Municipal Notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuing municipality or agency. Project notes are issued by local agencies and are guaranteed by the United States Department of Housing and Urban Development. Project notes are also secured by the full faith and credit of the United States.

(3) Municipal Commercial Paper includes commercial paper that is rated Prime-1 or Prime-2 by Moody's, A-1 or A-2 by S&P, or F-1 or F-2 by Fitch or, if not rated, is of comparable quality as determined by following procedures approved by the Board of Directors of the Fund. Issues of Municipal Commercial Paper typically represent very short-term, unsecured, negotiable promissory notes. These obligations are often issued to meet seasonal working capital needs of municipalities or to provide interim construction financing, and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases Municipal Commercial Paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions which may be called upon in the event of default by the issuer of the Commercial Paper.


(4) Municipal Leases, which may take the form of a lease or an installment purchase or conditional sale contract, are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities, such as fire and sanitation vehicles, telecommunications equipment and other capital assets. These types of municipal leases are considered illiquid and are subject to the 15% limitation on investments in illiquid securities as set forth under "Investment Restrictions" herein.

      Municipal Leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. To reduce this risk, the Portfolios will only purchase Municipal Leases subject to a non-appropriation clause where the payment of principal and accrued interest is backed by an unconditional irrevocable letter of credit, a guarantee, insurance or other comparable undertaking of an approved financial institution.

      The Board of Directors may adopt guidelines and delegate to the Manager of the Portfolios, as the case may be, the daily function of determining and monitoring the liquidity of Municipal Leases. In making such determination, the Board and/or the Manager of the Portfolios, as the case may be, may consider such factors as the frequency of trades for the obligation, the number of other potential buyers and the nature of the marketplace for the obligations, including the time needed to dispose of the obligations and the method of soliciting offers. If the Board determines that any Municipal Leases are illiquid, such leases will be subject to the 15% limitation on investments in illiquid securities.


(5) Each Portfolio may also purchase any other federal tax-exempt and, where applicable, New York or New Jersey income tax-exempt obligations issued by or on behalf of states and municipal governments and their authorities, agencies, instrumentalities and political subdivisions, whose inclusion in a Portfolio would be consistent with such Portfolio's investment objectives and policies. Subsequent to its purchase by a Portfolio, a rated Municipal Obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event will require sale of such Municipal Obligation by the applicable Portfolio, but the Manager will consider such event in determining whether such Portfolio should continue to hold the Municipal Obligation. To the extent that the ratings given to the Municipal Obligation or other securities held by such Portfolios are altered due to changes in either the Moody's, S&P or Fitch ratings systems (see "Description of Security Ratings and Notes" herein for an explanation of Moody's, S&P and Fitch ratings), the Manager will adopt such changed ratings as standards for its future investments in accordance with the investment policies contained in the Prospectus.


Floating Rate and Variable Rate Securities

The Portfolios may purchase floating rate and variable rate put option securities, or participation interests therein. Floating and variable rate put option securities bear a variable interest rate which generally is determined by the bond remarketing agent based on current market conditions, although certain issuers may set rates using a designated base rate or a specified percentage thereof. The rate of interest used is that rate which would enable the securities to be remarketed. These securities have a put feature which allows the holder to demand payment of the obligation on short notice at par plus accrued interest. Frequently, these securities are backed by letters of credit or similar liquidity facilities provided by banks.

The New York Portfolio and the New Jersey Portfolio may invest in participation interests purchased from banks in variable-rate tax-exempt securities owned by banks. A participation interest gives the purchaser an undivided interest in the tax-exempt security in the proportion that such Portfolio's participation interest bears to the total principal amount of the tax-exempt security and provides the demand repurchase feature described above. Participation interests are frequently backed by an irrevocable letter of credit or guarantee of a bank that the Manager has determined meets the prescribed quality standards for the Portfolio. The Portfolio has the right to sell the instrument back to the bank and draw on the letter of credit on demand, on seven days' notice, for all or any part of such Portfolio's participation interest in the tax-exempt security, plus accrued interest. The New York Portfolio and the New Jersey Portfolio intend to exercise the demand under the letter of credit only (i) upon a default under the terms of the documents of the tax-exempt security, (ii) as needed to provide liquidity in order to meet redemptions, or (iii) to maintain the investment quality of the portfolio. Banks will retain a service and letter of credit fee and a fee for issuing repurchase commitments in an amount equal to the excess of the interest paid on the tax-exempt securities over the negotiated yield at which the instruments are purchased by the Portfolio.

The Manager will monitor the pricing, quality and liquidity of the variable rate demand instruments held by the Portfolios, on the basis of published financial information, reports of rating agencies and other analytical services to which the Manager may subscribe. The Portfolios will purchase participation interests only if interest income on such interests will be tax-exempt when distributed as dividends to shareholders.

When-Issued Securities

New issues of certain Municipal Obligations are frequently offered on a when-issued basis. The payment obligation and the interest rate that will be received on the Municipal Obligations are each fixed at the time the buyer enters into the commitment although delivery and payment of the Municipal Obligations normally take place within 45 days after the date of the Portfolio's commitment to purchase. Although each Portfolio will only make commitments to purchase when-issued Municipal Obligations with the intention of actually acquiring them, each Portfolio may sell these securities before the settlement date if deemed advisable by the Manager.

Municipal Obligations purchased on a when-issued basis and the securities held by a Portfolio are subject to changes in value. Both generally change in the same way--experiencing appreciation when interest rates decline and depreciation when interest rates rise. These fluctuations in value are based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates.


Purchasing Municipal Obligations on a when-issued basis can involve a risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. A segregated account of the Fund consisting of cash or liquid securities equal to the amount of the when-issued commitments will be established at the respective Portfolio's custodian bank. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market value. If the market value of such securities declines, additional cash or liquid securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Portfolio. On the settlement date of the when-issued securities, the Portfolio will meet its obligations from then-available cash flow, sale of securities held in the separate account, sale of other securities or, although it would not normally expect to do so, from sale of the when-issued securities themselves (which may have a value greater or lesser than the Portfolio's payment obligations). Sale of securities to meet such obligations may result in the realization of capital gains or losses, which are not exempt from federal income tax.


Stand-by Commitments

When a Portfolio purchases Municipal Obligations it may also acquire stand-by commitments from banks and other financial institutions with respect to such Municipal Obligations. Under a stand-by commitment, a bank or broker-dealer agrees to purchase at the Portfolio's option a specified Municipal Obligation at a specified price with same day settlement. A stand-by commitment is the equivalent of a "put" option acquired by one of the Portfolios with respect to a particular Municipal Obligation held in such Portfolio.

The amount payable to a Portfolio upon its exercise of a stand-by commitment normally would be (i) the acquisition cost of the Municipal Obligation (excluding any accrued interest that the Portfolio paid on the acquisition), less any amortized market premium or plus an amortized market or original issue discount during the period the Portfolio owned the security, plus (ii) all interest accrued on the security since the last interest payment date during the period the security was owned by the Portfolio. Absent unusual circumstances relating to a change in market value, the Portfolio would value the underlying Municipal Obligation at amortized cost. Accordingly, the amount payable by a bank or dealer during the time a stand-by commitment is exercisable would be substantially the same as the market value of the underlying Municipal Obligation.

The right of each Portfolio to exercise a stand-by commitment is unconditional and unqualified. A stand-by commitment is not transferable by the Portfolio although it can sell the underlying Municipal Obligation to a third party at any time.

Each Portfolio expects that stand-by commitments generally will be available without the payment of any direct or indirect consideration. However, if necessary and advisable, the Portfolio may pay for stand-by commitments either separately in cash or by paying a higher price for portfolio securities which are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in each Portfolio will not exceed 1/2 of 1% of the value of such Portfolio's total assets calculated immediately after each stand-by commitment was acquired.


Each Portfolio will enter into stand-by commitments only with banks and other financial institutions that, in the Manager's opinion, present minimal credit risks and, where the issuer of the Municipal Obligation does not have a sufficient quality rating, only if the issuer of the stand-by commitment has received a sufficient quality rating from an unaffiliated nationally recognized statistical rating organization or, if not rated, presents a minimal risk of default as determined by the Manager. Each Portfolio's reliance upon the credit of these banks and broker-dealers will be supported by the value of the underlying Municipal Obligation held by such Portfolio that is subject to the commitment.


Each Portfolio intends to acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The purpose of this practice is to permit a Portfolio to be fully invested in securities the interest on which, excluding the Taxable Portfolio, is exempt from regular federal income taxes, while preserving the necessary liquidity to purchase securities on a when-issued basis, to meet unusually large redemptions and to purchase at a later date securities other than those subject to the stand-by commitment.

The acquisition of a stand-by commitment will not affect the valuation or assumed maturity of the underlying Municipal Obligation, which will continue to be valued in accordance with the amortized cost method. Stand-by commitments acquired by each Portfolio will be valued at zero in determining net asset value. In those cases in which one of the Portfolios paid directly or indirectly for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held by such Portfolio. Stand-by commitments will not affect the dollar-weighted average maturity of the Portfolio. The maturity of a security subject to a stand-by commitment is longer than the stand-by repurchase date.

The stand-by commitments that each Portfolio may enter into are subject to certain risks, which include the ability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, the fact that the commitment is not marketable by such Portfolio, and that the maturity of the underlying security will generally be different from that of the commitment.

In addition, a Portfolio may apply to the Internal Revenue Service for a ruling, or seek from its counsel an opinion, that interest on Municipal Obligations subject to stand-by commitments will be exempt from regular federal income taxation (see "Federal Income Taxes" herein). In the absence of a favorable tax ruling or opinion of counsel, a Portfolio will not engage in the purchase of securities subject to stand-by commitments. The New Jersey Portfolio may apply to the New Jersey Division of Taxation for a ruling that income from the stand-by commitments will be exempt from the New Jersey gross income tax.

Municipal Bond Insurance

The Portfolios may purchase municipal securities covered by insurance which guarantees the timely payment of principal at maturity and interest on such securities. These insured municipal securities are either (1) covered by an insurance policy applicable to a particular security, whether obtained by the issuer of the security or by a third party (Issuer-Obtained Insurance) or (2) insured under master insurance policies issued by municipal bond insurers, which may be purchased by the Portfolios. The premiums for the policies may be paid by the Portfolios and the yield on the Portfolios' investments may be reduced thereby.

The Portfolios may require or obtain municipal bond insurance when purchasing municipal securities which would not otherwise meet the Portfolios' quality standards. The Portfolios may also require or obtain municipal bond insurance when purchasing or holding specific municipal securities, when, in the opinion of the Manager, such insurance would benefit the Portfolios (for example, through improvement of portfolio quality or increased liquidity of certain securities). Issuer-Obtained Insurance policies are non-cancellable and continue in force as long as the municipal securities are outstanding and their respective insurers remain in business. If a municipal security is covered by Issuer-Obtained Insurance then such security need not be insured by the policies purchased by the Portfolio.

Taxable Securities


The New York Portfolio and the New Jersey Portfolio will generally attempt to invest up to 100% of their net assets in tax-exempt Municipal Bonds. However, if the Manager determines that the Portfolios should assume a temporary defensive position due to adverse market conditions or in other appropriate circumstances, the New York Portfolio and the New Jersey Portfolio may invest up to 100% of the value of their net assets in securities of the kind described below, the interest income on which is subject to federal and New York State and New York City personal income taxes or New Jersey gross income tax, respectively. The Taxable Portfolio will generally attempt to invest up to 100%, and as a matter of fundamental policy invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in taxable securities.


For purposes of the New York Portfolio and the New Jersey Portfolio, investments in taxable securities will be substantially in securities issued or guaranteed by the United States government (such as bills, notes and bonds), its agencies, instrumentalities or authorities, highly-rated corporate debt securities (rated AA or better by S&P or Fitch, or Aa3 or better by Moody's); prime commercial paper (rated A-1 by S&P, P-1 by Moody's or F-1 by Fitch); and certificates of deposit of the 100 largest domestic banks (in terms of assets) which are subject to regulatory supervision by the United States government or state governments and the 50 largest foreign banks (in terms of assets) with branches or agencies in the United States. Investments in certificates of deposit of foreign banks and foreign branches of United States banks may involve certain risks, including different regulations, use of different accounting procedures, political or other economic developments, exchange controls, or possible seizure or nationalization of foreign deposits. For purposes of the Taxable Portfolio, taxable securities will be substantially in Taxable Municipal Bonds as well as in the securities described in this paragraph.

Repurchase Agreements

Each Portfolio may invest in instruments subject to repurchase agreements with securities dealers or member banks of the Federal Reserve System. Under the terms of a typical repurchase agreement, the Portfolio will acquire an underlying debt instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase and the Portfolio to resell the instrument at a fixed price and time, thereby determining the yield during the Portfolio's holding period. This results in a fixed rate of return insulated from market fluctuation during such period. A repurchase agreement is subject to the risk that the seller may fail to repurchase the security.


Repurchase agreements may be deemed to be loans under the 1940 Act. All repurchase agreements entered into by each Portfolio, at all times during the period of the agreements, shall be fully collateralized as follows: (i) the value of the underlying security shall be at least equal to the amount of the loan, including the accrued interest thereon, and (ii) the Portfolio or its custodian shall have possession of the collateral, which the Fund's Manager believes will give it a valid, perfected security interest in the collateral. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Portfolio but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Portfolio may suffer time delays and incur costs in connection with the disposition of the collateral. The Fund's Manager believes that the collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by the Portfolio.

It is expected that repurchase agreements will give rise to income which will not qualify as tax-exempt income when distributed by the Portfolio. A Portfolio will not invest in a repurchase agreement maturing in more than seven days if any such investment together with illiquid securities held by such Portfolio exceeds 15% of such Portfolio's net assets. (See Investment Restriction Number 6 herein.) Repurchase agreements are subject to the same risks described herein for stand-by commitments.

INVESTMENT RESTRICTIONS

The Fund has adopted the following fundamental investment restrictions which apply to each Portfolio (except where application to only a particular Portfolio is specified) and which may not be changed unless approved by a majority of the outstanding shares of the Portfolio affected by such a change. The term "majority of the outstanding shares" means the vote of the lesser of (i) 67% or more of the shares of a Portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Portfolio. The Portfolios may not:

(1) Make portfolio investments other than as described under "Investment Objectives, Policies and Risks" of the respective Portfolio or any other form of taxable or federal tax-exempt investment, where applicable, which meets the Portfolio's quality criteria, as determined by the Board of Directors and which is consistent with the Portfolio's objectives and policies.

(2) Borrow money. This restriction shall not apply to borrowing from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an amount up to 15% of the value of the Portfolio's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing was made. While borrowings exceed 5% of the value of a Portfolio's total assets, such Portfolio will not make any investments. Interest paid on borrowings will reduce net income.

(3) Pledge, hypothecate, mortgage or otherwise encumber its assets, except in an amount up to 15% of the value of its total assets and only to secure borrowings for temporary or emergency purposes.

(4) Sell securities short or purchase securities on margin, or engage in the purchase and sale of put, call, straddle or spread options or in writing such options, except to the extent that securities subject to a demand obligation and stand-by commitments may be purchased as set forth under "Investment Objectives, Policies and Risks" of the respective Portfolio.

(5) Underwrite the securities of other issuers, except insofar as the Portfolio may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.

(6) Purchase securities subject to restrictions on disposition under the Securities Act of 1933 ("restricted securities"). The Portfolios will not invest more than an aggregate of 15% of their net assets in a repurchase agreement maturing in more than seven days, variable rate demand instruments exercisable in more than seven days and securities that are not readily marketable.

(7) Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the Portfolio from investing in Municipal Obligations secured by real estate or interests in real estate.

(8) Make loans to others, except through the purchase of portfolio investments, including repurchase agreements, as described under "Investment Objectives, Policies and Risks" of the respective Portfolio.

(9) For purposes of the New York Portfolio and the New Jersey Portfolio, purchase more than 10% of all outstanding voting securities of any one issuer or invest in companies for the purpose of exercising control.

(10) Invest more than 25% of its assets in the securities of "issuers" in any single industry, provided there shall be no limitation on the New York Portfolio to purchase New York Municipal Obligations or on the New Jersey Portfolio to purchase New Jersey Municipal Obligations and other obligations issued or guaranteed by the United States government, its agencies or instrumentalities. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the issuing entity and a security is backed only by the assets and revenues of the entity, the entity is deemed to be the sole issuer of the security. Similarly, in the case of an industrial revenue bond, if that bond is backed only by the assets and revenues of the non-governmental user, then such non-governmental user is deemed to be the sole issuer. If, however, in either case, the creating government or some other entity, such as an insurance company or other corporate obligor, guarantees a security or a bank issues a letter of credit, such a guarantee or letter of credit is considered a separate security and will be treated as an issue of such government, other entity or bank.

(11) Invest in securities of other investment companies, except (i) the Portfolios may purchase unit investment trust securities where such unit investment trusts meet the investment objectives of the Portfolios and then only up to 5% of the Portfolios' net assets, except as they may be acquired as part of a merger, consolidation or acquisition of assets and (ii) with respect to the New York Portfolio, the New Jersey Portfolio and the Taxable Portfolio as permitted by Section 12(d) of the 1940 Act.

(12) Issue senior securities, except insofar as the Fund may be deemed to have issued a senior security in connection with any permitted borrowing.

If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or in the amount of a Portfolio's assets will not constitute a violation of such restriction.

NEW YORK RISK FACTORS

The following information represents special considerations regarding investment in New York municipal obligations. This information provides only a brief summary, it does not purport to be a complete description and is largely based on information drawn from Official Statements relating to securities offerings of New York municipal obligations available as of the date of this Statement of Additional Information. The Fund has not independently verified the accuracy and completeness of the information contained in such Official Statements.

There can be no assurance that current or future statewide, regional or national economic difficulties, and the resulting impact on New York State (the "State") or local government finances generally, will not adversely affect the market value of New York municipal obligations held by the New York Portfolio or the ability of particular issues to make timely payments of debt service on these obligations.

Economic Trends

Over the long term, the State and the City of New York (the "City") face serious potential economic problems. The City accounts for approximately 41% of the State's population and personal income, and the City's financial health affects the State in numerous ways. The State is the third most populous state in the nation and historically has been one of the wealthiest. For decades, however, the State has grown more slowly than the nation as a whole, gradually eroding its relative economic affluence. Statewide, urban centers have experienced significant changes involving migration of the more affluent to the suburbs and an influx of generally less affluent residents. Regionally, the older Northeast cities have suffered because of the relative success that the South and the West have had in attracting people and business. The City also has had to face greater competition as other major cities have developed financial and business capabilities which make them less dependent on the specialized services traditionally available almost exclusively in the City.

The State for many years has had a very high State and local tax burden relative to other states. The State and its localities have used these taxes to develop and maintain their transportation networks, public schools and colleges, public health systems, other social services and recreational facilities. Despite these benefits, the burden of State and local taxation, in combination with the many other causes of regional economic dislocation, has contributed to the decisions of some businesses and individuals to relocate outside, or not locate within, the State.

New York State

     The New York Economy

Like most states, New York continues to face significant fiscal challenges. The national recession, in conjunction with the economic dislocation caused by the September 11 attacks, produced consecutive year-to-year declines in total tax receipts. Costs for employee pensions have increased dramatically, while Medicaid, welfare and other entitlement programs have also risen, reflecting the impact of the national recession and the jobless recovery that has followed. New York's fiscal difficulties were also compounded by last year's enacted budget process that resulted in spending growth in excess of recurring revenues. Nevertheless, flexible reserves, significantly increased when times were good, have not been depleted. In addition, employment losses have stabilized and growth is evident in several sectors. State nonagricultural employment is projected to increase for the first time in four years. Moreover, with the first sustained rise in equity prices in three years and interest rates remaining low, the outlook for the finance industry has brightened, improving prospects for bonuses and wages. Total New York wages are expected to grow and personal income is also expected to increase in 2004, primarily reflecting the strength in wage growth. While the State's rate of economic growth was somewhat slower than that of the nation for calendar years 1990 through 1998, the situation has been improving in recent years. In 1999, for the first time in 13 years, the economic growth rate of the State surpassed the national growth rate, and in 2000, the rates were essentially the same. In 2001, while the September 11 attacks resulted in a slowdown in New York that was more severe than to the nation as a whole, the gap between the national and State growth rates continues to narrow.

The risks to the State economic forecast are substantial. Chief among them is a more prolonged downturn in the financial sector than is currently projected, producing sharper declines in both employment and compensation. Since financial sector activity remains the largest risk to the State forecast, continued weakness in this sector would have a significant impact on the State's prospects for economic recovery, while a sharp improvement in profits for the financial industry would likely have a significant beneficial impact on the State's economy. Moreover, significant numbers of business relocations out of the State would likely result in slower job and income growth as well. The State's Division of the Budget (the "DOB") believes that although the State is emerging from recession, the most recent data signals a more sluggish recovery than projected. The volatility of the financial markets is a significant source of risk to the State forecast. If the recent rise in equity prices and financial services activity fails to be sustained, industry profitability and associated compensation could be lower than anticipated. In addition, weaker than expected growth for both the national and international economies also could delay the onset of the State's recovery. This would result in even slower employment and income growth than projected. In contrast, a stronger national economy than expected could result in stronger equity market growth and, in turn, a stronger demand for financial market services, fueling stronger income growth in that sector.

The State also has noted that there are additional risks to its forecast resulting from the uncertainties in the national economy as a whole. In particular, significant risks to the current economic forecast include: (i) global political instability, including the uncertain post-war environment in Iraq, and the Middle East in general; (ii) higher energy prices, which could delay the global recovery, reducing export growth below expectations; (iii) weakness of consumer spending or a failure of investment spending to commence growth during the year, which could result in a return to recessionary conditions; and (iv) the potential for future terrorist attacks on U.S. soil.

     The 2003-04 State Financial Plan (current fiscal year) and Forecast for 2004-2006




On March 31, 2003, the State Legislature enacted appropriations for all State-supported, contingent contractual, and certain other debt service obligations for the entire 2003-04 fiscal year. On May 2, 2003, the Legislature completed action on the remaining appropriations and accompanying legislation constituting the budget for the 2003-04 fiscal year. The Governor vetoed substantial portions of the budget revisions enacted by the Legislature, but the Legislature overrode the vetoes on May 15, 2003. Accordingly, the DOB issued the Enacted Budget Financial Plan ("State Financial Plan") on May 28, 2003, that reflected final action on the 2003-04 state budget by the Legislature. On July 30, 2003, the DOB issued the First Quarterly Update to the 2003-04 State Financial Plan ("July Update"), on October 30, 2003, the DOB issued the Mid-Year Update to the 2003-04 State Financial Plan ("Mid-Year Update") and on January 26, 2004, the DOB issued the Third Quarterly Update to the 2003-04 State Financial Plan ("January Update"). The 2003-04 Governor's Executive Budget (the "Executive Budget") reflected recommendations to close a combined 2002-03 and 2003-04 budget gap of over $11.5 billion. These recommendations included savings from a spending restraint of $6.3 billion, tobacco securitization proceeds of $3.8 billion, and revenue/fund increases of $1.4 billion. Assuming these budget recommendations were enacted in their entirety, the Executive Budget projected potential outyear budget gaps of $2.8 billion in 2004-05 and $4.1 billion in 2005-06.

In the January Update, the DOB has revised the State Financial Plan based on a review of actual operating results through mid-January 2004, and an updated analysis of underlying economic, revenue and spending trends. DOB projects the State will end the 2003-04 fiscal year with General Fund cash resources of $345 million above the levels projected in the Mid-Year Update. Of this amount $261 million will reduce the 2004-05 budget gap and the remaining $84 million will be deposited to the Tax Stabilization Reserve Fund (the "Rainy Day Fund").

General Fund revenues are projected to total $42.26 billion in 2003-04 and have been revised downward by $108 million from the Mid-Year Update. The net decrease reflects an increase in Personal Income Tax receipts ($235 million) before a $661 million deposit to the Refund Reserve Account, Estate Taxes ($60 million) and higher transfers to the General Fund related to the Real Estate Transfer Tax ($35 million). These increases are offset by reductions in User Taxes ($90 million) and Business Taxes ($41 million). Adjusting for the impact of the Refund Reserve transaction and transfers to other funds, tax receipts have increased by roughly $200 million from the Mid-Year Update.

General Fund receipts are estimated to reach $42.26 billion in 2003-04, an increase of $4.86 billion (13.0 percent) from 2002-03. The increase is largely the result of the collection of $4.2 billion in tobacco securitization proceeds and $645 million in federal revenue sharing grants. This estimate is $108 million below the October estimate. Adjusting for the Refund Reserve transaction and transfers out of the General Fund, tax receipts are expected to exceed October estimates by $200 million. General Fund receipts are projected to reach $41.83 billion in 2004-05, a decrease of $424 million (1.0 percent) from 2003-04.

Spending in the General Fund is projected to total $42.06 billion in 2003-04, a decrease of $392 million from the Mid-Year Update. The revisions include lower estimated spending from the Community Projects Fund ("CPF") ($200 million) now projected to occur in 2004-05. The remaining decrease of $192 million primarily reflects: a net reduction in State Operations spending ($87 million) including increased mental hygiene offsets, lower spending for the Judiciary, and a net reduction in costs across several agencies from the ongoing statewide austerity measures; lower debt service costs provided from debt management actions ($73 million); and downward reestimates to all other transfers ($41 million), offset by a projected deficiency in nonpublic school aid ($16 million).

The recently enacted federal economic stimulus legislation provides $20 billion nationwide in fiscal relief to states, of which the DOB expects New York to receive $2.1 billion over the next two State fiscal years. In order to manage cash flow, assure budget balance in the current fiscal year, and begin to address significant 2004-05 and 2005-06 budget gaps, the Governor has developed a fiscal management plan to reduce State operations costs, curtail non-essential spending, and identify other cost containment actions to bring the General Fund into balance. Prior to the Governor's recommended budget actions, the State faced potential General Fund budget gaps of $5.1 billion in 2004-05, $6.7 billion in 2005-06, and $7.8 billion in 2006-07. The Governor's Executive Budget fully closes the $5.1 billion General Fund budget gap in 2004-05 with a mix of spending restraint, revenue actions and transitional financing. Actions of nearly $3.9 billion in 2005-06 and $3.5 billion in 2006-07 reduce outyear gaps to more manageable levels of $2.9 billion in 2005-06 and $4.3 billion in 2006-07.

The projected General Fund closing balance of $1.01 billion consists of $794 million in the Rainy Day Fund, $200 million in the CPF, and $20 million in the Contingency Reserve Fund for litigation. The projected increase of $284 million from the Mid-Year Update reflects an additional $200 million balance in the CPF resulting from spending delays and a planned deposit of $84 million to the Rainy Day Fund.

     Special Considerations

The attacks of September 11 and the lingering effects of the national recession are expected to have continued adverse financial consequences for the State. The DOB believes that their impact is adequately reflected in the current financial forecast, but the combined effect of both factors introduces significant uncertainty into the current State Financial Plan estimates. In the long term, the most significant risk is the possible loss of important economic activity in the State.

Another uncertainty is the assumed performance of the financial sector. The securities industry is more important to the State economy than to the national economy as a whole, amplifying the impact of continued volatility in the financial markets. The continuing erosion of investor confidence has had a major impact on Wall Street and the City economy. A further reduction in financial sector jobs coupled with a large negative change in stock market performance during the forecast horizon would result in wage and unemployment levels that are significantly different from those embodied in the current forecast. Equity market instability (fueled by poor earnings, accounting concerns, and fears of further terrorist attacks), a further escalation of tensions in the Middle East, and the resultant upward pressure on energy prices, a weakening of growth in consumer spending, and a failure of investment spending to rebound are all factors that are combining to produce a potential return to recessionary conditions. If global tensions resolve quickly, equity markets could strengthen more quickly than expected. If not, financial sector weakness, combined with weak domestic and global demand for State goods and services, will continue to have an adverse impact on the State's economic recovery.

Recent events have increased the risks to the forecast for both employment and wages. Although the war with Iraq has ended, the threat of future terrorist acts still remains. Another attack targeted at New York City would once again disproportionately affect the State economy. Any other such shock that would have a strong and prolonged impact on the financial markets would also disproportionately affect New York State, resulting in lower income and employment growth than reflected in the current forecast. In addition, if the national and world economies grow more slowly than expected, demand for New York State goods and services would also be lower than projected, dampening employment and income growth relative to the forecast. In contrast, should the national and world economies grow faster than expected, a stronger upturn in stock prices, along with increased activity in mergers and acquisitions and IPOs, is possible, resulting in higher wage growth than projected.

The State's economic expansion is just starting to gain momentum, and forecasting at or near a business cycle turning point is fraught with risk. Moreover, the financial markets, which are so pivotal to the direction of the downstate economy, are currently in a state of extreme flux. In the wake of several high-profile scandals, the pace of both technological and regulatory change is as rapid as it has ever been. These circumstances compound even further the difficulty in projecting industry revenues and profits.

Many complex political, social and economic forces influence the State's economy and finances, which may in turn affect the State's Financial Plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions and events that are not subject to the State's control. The State Financial Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. Notwithstanding the numerous initiatives that the State and its localities may take to encourage economic growth and achieve balanced budgets, reductions in federal spending could materially and adversely affect the financial condition and budget projections of the State and its localities.

     Ratings

As of the date of this Statement of Additional Information, Standard & Poor's, Moody's and Fitch Ratings rated the State's general obligation bonds AA, A2 and AA-, respectively.

On December 19, 2000, Standard & Poor's revised its rating on the State's general obligation bonds from A+ to AA. On February 5, 2004, Standard & Poor's reaffirmed its AA rating and its negative outlook on the State's general obligation bonds. On December 6, 2002, Moody's revised its outlook on the State's general obligation bonds to stable from positive. On June 12, 2003, Moody's reaffirmed its A2 rating and its stable outlook on the State's general obligation bonds. On June 5, 2003, Fitch Ratings revised its rating on the State's general obligation bonds from AA to AA-. On June 13, 2003, Fitch Ratings reaffirmed its AA- rating on the State's general obligation bonds.

New York City

     Overview

The City, with a population of approximately 8.0 million, is an international center of business and culture. Its non-manufacturing economy is broadly based, with the banking and securities, life insurance, communications, publishing, fashion design, retailing and construction industries accounting for a significant portion of the City's total employment earnings. Additionally, the City is the nation's leading tourist destination. Manufacturing activity in the City is conducted primarily in apparel and printing.

The Mayor is responsible for preparing the City's financial plan, including the City's current financial plan for the 2003 through 2007 fiscal years. Implementation of the financial plan is dependent upon the City's ability to market its securities successfully. The financial plan is also dependent upon the ability to market the securities of other financing entities, including the New York City Municipal Water Finance Authority (the "Water Authority") which issues debt secured by water and sewer revenues. In addition, the City issues revenue and tax anticipation notes to finance its seasonal working capital requirements. The success of projected public sales of City, Water Authority and other bonds and notes will be subject to prevailing market conditions. Future developments concerning the City and public discussion of such developments, as well as prevailing market conditions, may affect the market for outstanding City general obligation bonds and notes.

     The 2004-08 Financial Plan

For the 2003 fiscal year, the City's General Fund had an excess of revenues over expenditures of $1.422 billion, before discretionary and other transfers, and achieved balanced operating results in accordance with GAAP, after discretionary and other transfers. The 2003 fiscal year is the twenty-third consecutive year that the City has achieved an excess of revenues over expenditures, before discretionary and other transfers, and balanced operating results, after discretionary and other transfers.

As required by law, the City prepares a four-year annual financial plan, which is reviewed and revised on a quarterly basis and which includes the City's capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. On June 30, 2003, the City submitted to the State Financial Control Board (the "Control Board") the June Financial Plan for the 2003 through 2007 fiscal years (the "June Financial Plan"), which relates to the

City and certain entities which receive funds from the City, and which reflects changes as a result of the City's expense and capital budgets for the 2004 fiscal year which were adopted on June 27, 2003. The June Financial Plan projects revenues and expenditures for the 2003 and 2004 fiscal years balanced in accordance with GAAP, and projected gaps of $2.0 billion, $3.2 billion and $3.3 billion for fiscal years 2005 through 2007, respectively. This pattern of current year surplus operating results and projected subsequent year budget gaps has been consistent through the entire period since 1982, during which the City has achieved surplus operating results, before discretionary transfers, for each fiscal year. The June Financial Plan reflected reductions made during fiscal year 2003 in projected revenues for fiscal year 2004 and subsequent fiscal years of greater than $2 billion annually and annual increases in projected net expenditures of greater than $1 billion. The reduction in projected revenues was primarily due to a decline in projected tax revenues reflecting the September 11 attacks and a continued weak economy, which had resulted in lower wage earnings, lower corporate earnings, local job losses, a disruption in tourism and related spending and a decline in financial services sector profits and employee income.

On January 23, 2004, the City submitted to the Control Board the Financial Plan for the 2004 through 2008 fiscal years (the "January Financial Plan," and together with the June Financial Plan, the "City Financial Plan"), which is a modification to the June Financial Plan. The January Financial Plan projects revenues and expenditures balanced in accordance with GAAP for both the 2004 and 2005 fiscal years, and projects gaps of $2.0 billion, $2.9 billion and $2.2 billion for fiscal years 2006 through 2008, respectively, after implementation of a gap-closing program, a proposed property tax rebate and a pay-as-you-go expenditure program for school construction capital costs. Increases in projected revenues since the June Financial Plan total $1.1 billion, $975 million, $643 million and $737 million in fiscal years 2004 through 2007, respectively, including an increase in projected tax revenues of $765 million, $526 million, $507 million and $585 million in fiscal years 2004 through 2007. In addition, projected net expenditures have increased since the June Financial Plan by $230 million, $554 million and $758 million in fiscal years 2005 through 2007, respectively.

The January Financial Plan sets forth gap-closing actions to eliminate the previously projected gap for the 2005 fiscal year and to reduce previously projected gaps for fiscal years 2006 and 2007. The gap-closing actions include:
(i) reduced agency expenditures or increased revenues totaling approximately $325 million in each of fiscal years 2004 and 2005 and approximately $195 million in each of fiscal years 2006 and 2007; and (ii) assumed additional federal assistance totaling $300 million and State assistance totaling $400 million in each of fiscal years 2005 through 2007, which require the approval of the federal and State governments. The additional federal actions assumed in the January Financial Plan could include continuation in subsequent fiscal years of the increase in 2004 in the share of Medicaid costs paid by the federal government totaling between $242 million and $265 million annually in fiscal years 2005 through 2007, as well as increased education, homeland security and other federal assistance. Additional State actions could include Medicaid cost containment, the State takeover of the City's funding of Medicaid long-term care and Family Health Plus or other State assistance. The gap-closing actions set forth in the January Financial Plan are partially offset by a proposed property tax rebate for homeowners totaling between $250 million and $263 million in each of fiscal years 2005 through 2007 and a pay-as-you-go expenditure program for school construction capital costs reflecting increases of $100 million in fiscal year 2004 and $200 million in each of fiscal years 2005 through 2007.

The January Financial Plan also reflects legislation enacted by the State Legislature, over the Governor's veto, pursuant to which the Local Government Assistance Corporation ("LGAC") is to make available to the City or its assignee $170 million annually. The City intends to assign the $170 million annual payment to the Sales Tax Asset Receivable Corporation ("STAR Corp."), a local development corporation created to issue bonds to finance the cost of debt service on bonds of the Municipal Assistance Corporation for the City of New York ("MAC") otherwise payable from City sales tax revenues. The STAR Corp. financing would make available to the City approximately $500 million annually in fiscal years 2004 through 2008 by reducing the amount of City revenues retained by MAC for its debt service or reimbursing the City for revenues already retained in the 2004 fiscal year. On August 6, 2003, the LGAC directors adopted a resolution stating that LGAC would not make the $170 million annual payment to the City, expressing legal and policy concerns with the legislation. On August 13, 2003, LGAC, its Chairperson, the State Division of the Budget and its Director sued the City and the STAR Corp. challenging the constitutionality of the legislation and seeking to prevent the issuance of bonds by STAR Corp. The State Supreme Court granted the City's and STAR Corp.'s motion for summary judgment. Plaintiffs appealed that decision to the State Appellate Division which had previously issued a preliminary injunction preventing STAR Corp. from issuing its bonds pending appeal. The Appellate Division has not issued its decision on the case. The outcome of this litigation cannot be predicted with certainty. If the $500 million in annual savings in MAC debt service for fiscal years 2004 through 2008 from the STAR Corp. financing is not available to the City, the City would be forced to reduce expenditures or increase revenues to maintain balanced operating results for fiscal year 2004 and would be faced with larger than forecast budget gaps in the subsequent years of the City Financial Plan.

Subsequent to the passage of the State budget by the State Legislature, the Governor vetoed significant portions of the budget and other legislation providing City assistance. In his veto message, the Governor raised questions as to the constitutionality of such legislation. On May 15 and 19, 2003, the State Legislature overrode the Governor's vetoes. The City believes that the legislation providing the City with assistance is constitutional. However, if there were to be a successful challenge to the legislation, there would be an adverse impact on the City's budget and the City Financial Plan. In addition, the economic and financial condition of the City may be affected by various financial, social, economic, geo-political and other factors which could have a material effect on the City.

     Special Considerations

The City Financial Plan is based on numerous assumptions, including the condition of the City's and the region's economies and the receipt of economically sensitive tax revenues in the amounts projected. In addition, other potential uncertainties include the following: (i) the effects of the September 11 attacks on the City economy; (ii) the rate of wage increases; (iii) the ability of the City to implement cost reduction initiatives (including the July 18, 2002, announcement by the Mayor that was directed to the Office of Management and Budget to reserve 7.5% of City-funded spending to address projected gaps and provide reserves); and (iv) the impact of real estate market conditions. The projections contained in the City Financial Plan may also be affected by the uncertainty relating to the State's Financial Plan and to the U.S. economy, as a whole, as discussed above.

With respect to the impact of the September 11 attacks on the City, the City Financial Plan assumes that the City's costs relating to September 11 will be paid in substantial part from federal aid and funds provided by the Transitional Finance Authority ("TFA"). The City is seeking to be reimbursed by the federal government for all of its direct costs (which are expected to be substantially lower than initially anticipated) for response and remediation of the World Trade Center site. The City also expects to receive federal funds for the costs of economic revitalization. The federal government has committed $21.4 billion for disaster assistance for New York, including disaster recovery and related activities, increased security and reconstruction of infrastructure and public facilities. Included in the $21.4 billion is $15.5 billion of appropriations for costs such as cleanup, economic development, job training, transit improvements, road reconstruction and grants to residents and businesses in lower Manhattan. It also includes approximately $5.5 billion allocated for redevelopment incentives for businesses located in the Liberty Zone (the area surrounding the World Trade Center site). In addition, the State legislature increased the financing capacity of the TFA by $2.5 billion to fund recovery costs and has authorized the TFA to issue debt without limit as to principal amount that is payable solely from State or federal disaster aid. It is currently not possible to quantify the long-term adverse impact of the September 11 attacks on the City and its economy, any offsetting economic benefits that may result from recovery and rebuilding activities, or the amount of additional resources from federal, State, City and other sources that will be required.

Although the City has maintained balanced budgets in each of its last twenty-three fiscal years, there can be no assurance that the gap-closing actions proposed in the City Financial Plan can be successfully implemented or that the City will maintain a balanced budget in future years without additional State aid, revenue increases or expenditure reductions. Additional tax increases and reductions in essential City services could adversely affect the City's economic base.

Finally, the sluggish pace of the current economic recovery at the national level does not bode well for a timely turnaround in the City's economy. Coming out of past recessions, the City has typically lagged the nation's recovery. This is largely due to the fact that the City's economy does not gain much from the recovery in manufacturing that takes hold in the early phase of the up cycle, as well as the fact that demand for the City's service sectors only picks up when a recovery is firmly in place. The current cycle is not expected to be any different. In addition to the employment declines, the City's economic woes over the past two years have been further compounded by the drastic decline in compensation on Wall Street, more severe than anticipated in previous forecasts. As a result, the forecast for wage income in the City shows declines for two consecutive years, unprecedented in recent times. Job growth in the City was not expected to begin until the fourth quarter of 2003, lagging the U.S. by three quarters, and even then growth is projected to be anemic.

     Ratings

As of the date of this Statement of Additional Information, Standard & Poor's, Moody's and Fitch Ratings rated the City's outstanding general obligation bonds A, A2 and A+, respectively.

On May 27, 2003, Standard & Poor's revised its outlook to stable from negative on the City's general obligation bonds. On March 3, 2004, Standard & Poor's reaffirmed its A rating and its stable outlook on the City's general obligation bonds. On November 15, 2001, Moody's revised its outlook on the City's general obligation bonds to negative from uncertain due to the disruptive effects of September 11 on the City's economy and the effects of the national economic recession. On January 28, 2004, Moody's revised its outlook on the City's general obligation bonds to stable from negative. On

February 27, 2004, Moody's reaffirmed its A2 rating and its stable outlook on the City's general obligation bonds. In December 2002, Fitch Ratings issued a negative outlook on the City's general obligation bonds. On June 26, 2003, Fitch Ratings reaffirmed its A+ rating on the City's general obligation bonds.

Litigation

A number of court actions have been brought involving State finances. The court actions in which the State is a defendant generally involve State programs and miscellaneous tort, real property, and contract claims. The most significant litigation includes ongoing claims by several Indian Nations alleging wrongful possession of lands by the State and several counties, and the recent State Court of Appeals ruling that the State's financing system for the City's public schools was unconstitutional requiring the State to submit its remedy to the Court by July 30, 2004. In addition, in Jiggetts vs. Dowling, the State has implemented a court-ordered increase in the shelter allowance schedule for public assistance families effective November 1, 2003. The court has also directed the parties to return on March 30, 2004, for further proceedings. The State's finances may also be affected by adverse rulings released to further collective bargaining agreements with State employee unions and federal disallowances or other federal actions. While the ultimate outcome and fiscal impact, if any, on the State of these or any other proceedings and claims are not currently predictable, adverse determinations in certain of them may have a material adverse effect upon the State's ability to carry out the State Financial Plan.

The City has estimated that its potential future liability on account of outstanding claims against it as of June 30, 2003, amounted to approximately $4.5 billion. While the ultimate outcome and fiscal impact, if any, on the City of these outstanding claims are not currently predictable, adverse determinations on certain of them may have a material adverse effect upon the City's ability to carry out the City Financial Plan.

NEW JERSEY RISK FACTORS

The following information represents special considerations regarding investment in New Jersey Municipal Obligations. This information provides only a brief summary, does not purport to be a complete description and is based on information drawn from official statements relating to New Jersey Municipal Obligations available as of the date of this Statement of Additional Information. The accuracy and completeness of the information contained in such official statements has not been independently verified.

There can be no assurance that current or future statewide or regional economic difficulties, and the resulting impact on New Jersey State (the "State" or "New Jersey") or local government finances, generally, will not adversely affect the market value of New Jersey Municipal Obligations held by the New Jersey Portfolio or the ability of particular issues to make timely payments of debt service on these obligations.

New Jersey Economic Information and Trends

New Jersey's economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture.

New Jersey has been experiencing an economic slowdown similar to the rest of the nation due to the economic recession that began in March 2001. Although economic activity has remained sluggish in calendar year 2003, signs of improving economic conditions are emerging.

New Jersey's employment increased by 0.5% in October 2003 over a year ago adding 2,300 jobs for the month, continuing the positive year to year growth trend for the seventh consecutive month since April 2003. Overall the State added 29,000 jobs between January and October of 2003. However, the State continues to suffer from job losses in manufacturing and downsizing in the telecommunications industry.

The State's unemployment rate was 5.7% in October and remains below the national rate, which was 6% for that month. The unemployment rate, which rose to 6% during the second half of 2002 (up from 4.2% in 2001), was consistently below 6% for the first six months in 2003. The unemployment rate rose to 6.1% in July but stayed below 6% for three consecutive months since August 2003. Although the growth in the job market is still weak, New Jersey's employment level remained consistently above four million for the last six months since April 2003.

The preliminary growth rate for New Jersey's personal income in the second quarter of 2003 improved to 3.0% over the revised growth rate of 2.3% for the first quarter of 2003. The latest upward revision for the third quarter's GNP for the nation may be signaling an upward trend in New Jersey's personal income growth in the coming quarters. Despite the weakness in the labor market, low inflation (around 2%) continues to benefit New Jersey consumers and businesses.

Economic forecasts as of October 2003 for the national and State economies project continued economic recovery in the fourth quarter of 2003 and in 2004. The Beige Book, released by the Federal Reserve Board on October 15, 2003, remains optimistic about further increases in economic activity, due to stabilizing conditions in the manufacturing sector. A rebound has been reported in business spending on computer hardware and software due to the current replacement phase of the information technology cycle. Economic Activity is expected to accelerate in 2004. Continuing improvement in the labor market will be necessary to keep the economic recovery on track.

New Jersey's economy is expected to follow the national trend in 2004. Employment growth is projected to remain below 1% in 2003 but grow moderately in 2004. Personal income is expected to grow modestly in 2004. After another strong year in 2002, the housing sector is still robust but housing starts are expected to ease slightly in the coming months. New vehicle registrations are projected to moderate but remain close to 630,000 units in 2003 and 2004. Inflation is expected to remain modest, around 2% in 2004. Low interest rates continue to support spending on housing and other durables in the State.

To a large extent, the future direction of economic recovery nationally and in New Jersey hinges on assumptions of no further terrorist attacks, supportive monetary and fiscal stimulus and no further turmoil in the financial markets.

New Jersey and the nation may experience further near-term slow growth and the expected recovery may stall if consumers, investors, and businesses become more cautious than currently assumed. However, the fundamentals of New Jersey's economic health remain stable and the long run prospects for economic growth of New Jersey in 2003 and beyond are favorable.

New Jersey's Budget and Appropriation System - Current Operating Expenses

     The General Fund

New Jersey operates on a fiscal year ending on June 30. The General Fund is the fund into which all New Jersey revenues, not otherwise restricted by statute, are deposited and from which appropriations are made. The largest part of the total financial operations of New Jersey is accounted for in the General Fund. The Appropriations Act enacted by the New Jersey Legislature and approved by the Governor provides the basic framework for the operation of the General Fund. The undesignated General Fund balance at year end for fiscal year 2001 was $388.7 million, for fiscal year 2002 was $292.3 million and for fiscal year 2003 was $373.0 million. For fiscal year 2004, the balance in the undesignated General Fund is estimated to be $248.6 million. The fund balances are available for appropriation in succeeding fiscal years.

     Tax and Revenue Anticipation Notes

In fiscal year 1992, New Jersey initiated a program pursuant to which it issues tax and revenue anticipation notes to aid in providing effective cash flow management to fund imbalances which occur in the collection and disbursement of General Fund revenues and Property Tax Relief Fund revenues. New Jersey has authorized the issuance of up to $3.1 billion of such notes for fiscal year 2004. New Jersey issued notes in the amount of $1.5 billion on September 25, 2003. Such notes are payable on June 25, 2004. Such tax and revenue anticipation notes do not constitute a general obligation of New Jersey or a debt or liability within the meaning of the New Jersey Constitution. Such notes constitute special obligations of New Jersey payable solely from monies on deposit in the General Fund and the Property Tax Relief Fund that are legally available for such payment.

New Jersey Capital Project Financings

New Jersey finances certain capital projects through the sale of its general obligation bonds. These bonds are backed by the full faith and credit of New Jersey. Certain state tax revenues and certain other fees are pledged to meet the principal payments, interest payments and redemption premium payments, if any, required to fully pay the bonds. The aggregate outstanding general obligation bonded indebtedness of New Jersey as of June 30, 2003 was $3,294,174,153. On October 7, 2003, New Jersey issued $159,385,000 of its general obligation bonds to refund certain of its outstanding general obligation bonds. The appropriation for the debt service obligation on outstanding projected indebtedness is $442.5 million for fiscal year 2004. In addition to payment from bond proceeds, capital projects can also be funded by appropriation of current revenues on a pay-as-you-go basis. In fiscal year 2004, the amount appropriated for this purpose is $1,136.4 million.


Other Long Term Debt Obligations of New Jersey

     Bonds Guaranteed by New Jersey

The New Jersey Sports and Exposition Authority ("NJSEA") has issued State-guaranteed bonds of which $38,550,000 were outstanding as of June 30, 2003. To date, the NJSEA has not had a revenue deficiency requiring New Jersey to make debt service payments pursuant to its guarantee. It is anticipated that the NJSEA's revenues will continue to be sufficient to pay debt service on these bonds without recourse to New Jersey's guarantee.

     "Moral Obligation" Bonds

The authorizing legislation for certain New Jersey authorities and instrumentalities provides for specific budgetary procedures with respect to certain of the obligations issued by such entities. Specifically, pursuant to such legislation, a designated official is required to certify any deficiency that may exist in a debt service reserve fund maintained to meet the payment of principal of and interest on the obligations of such entities. Upon receipt of such certification of deficiency, an appropriation by the New Jersey Legislature is to be made in the amount of the deficiency. However, the New Jersey Legislature is not legally bound to make such an appropriation. Bonds issued pursuant to authorizing legislation of this type are sometimes referred to as "moral obligation" bonds. Those New Jersey authorities and instrumentalities that issue bonds that constitute a "moral obligation" of New Jersey include: (i) New Jersey Housing and Mortgage Finance Agency; (ii) South Jersey Port Corporation; and (iii) New Jersey Higher Education Student Assistance Authority. There is no statutory limitation on the amount of "moral obligation" bonds which may be issued by eligible New Jersey entities. As of June 30, 2003, outstanding "moral obligation" bonded indebtedness issued by New Jersey entities totaled $1,022,881,057 and fiscal year 2003 debt service subject to "moral obligation" is $52,020,137.

     Obligations Supported by New Jersey Revenue Subject to Annual Appropriation

New Jersey has entered into a number of leases and contracts (collectively, the "Agreements" and each an "Agreement") with several New Jersey authorities and instrumentalities to secure the financing of various New Jersey projects. Under the terms of the Agreements, New Jersey has agreed to make payments equal to the debt service on, and other costs related to, the obligations sold to finance the projects. New Jersey's obligation to make payments under the Agreements is subject to and dependent upon annual appropriations being made by the New Jersey Legislature for such purposes. The New Jersey Legislature has no legal obligation to enact such appropriations, but has done so to date for all such obligations.

Conduit Indebtedness of New Jersey Authorities and Instrumentalities

Certain New Jersey authorities and instrumentalities are authorized to issue debt on behalf of various private and governmental entities on a conduit basis. Under such circumstances, neither the New Jersey authority or instrumentality acting as a conduit issuer nor the State of New Jersey is responsible for the repayment of such debt. The payment obligations with respect to such debt are solely that of the entity on whose behalf the debt was issued. Those New Jersey authorities and instrumentalities that issue debt on behalf of private and governmental entities on a conduit basis include: (i) the New Jersey Economic Development Authority; (ii) the New Jersey Health Care Facilities Financing Authority; (iii) the New Jersey Education Facilities Authority; (iv) the New Jersey Housing and Mortgage Finance Agency; (v) the New Jersey Environmental Infrastructure Trust; and (vi) the New Jersey Redevelopment Agency.

Counties and Municipalities

New Jersey's county and municipal finance system is regulated by various statutes designed to assure that all county and municipal governments (each a "local unit") remain on a sound financial basis. Regulatory and remedial statutes are enforced by the Division of Local Government Services (the "Division") in the New Jersey Department of Community Affairs. This statutory process insures, among other things, that (i) every local unit annually adopts a budget, balanced on a cash basis, making adequate provision for principal of and interest on indebtedness falling due in the fiscal year, (ii) the accounts of each such local unit are independently audited by a registered municipal accountant and (iii) the year-to-year increase of the total appropriations of any local unit remains within statutory limits. New Jersey law also regulates the issuance of debt by local units.

School Districts

New Jersey's school districts operate under the same comprehensive review and regulation as do its counties and municipalities. Certain exceptions and differences are provided, but New Jersey's supervision of school finance closely parallels that of local units. Similarly, school district bonds are issued in conformity with applicable statutory provisions.

Local Financing Authorities

The Local Authorities Fiscal Control Law provides for State supervision of the fiscal operations and debt issuance practices of independent local authorities and special taxing districts by the New Jersey Department of Community Affairs.

The Local Authorities Fiscal Control Law applies to all autonomous public bodies created by local units. Financial control responsibilities over local authorities and special districts are assigned to the Local Finance Board and the Director of the Division. The Local Finance Board exercises approval over creation of new local authorities and special districts as well as their dissolution. The Local Finance Board prescribes minimum audit requirements to be followed by local authorities and special districts in the conduct of their annual audits. The Director of the Division reviews and approves annual budgets of local authorities and special districts. Certain local authorities are authorized to issue debt on behalf of various entities on a conduit basis. Under such circumstances, neither the local authority acting as a conduit issuer, the local unit creating such local authority nor the State of New Jersey is responsible for the repayment of such debt. The payment obligations with respect to such debt is solely that of the entity on whose behalf the debt was issued. The Local Finance Board reviews, conducts public hearings, and issues findings and recommendations on any proposed project financing of a local authority or special district, and on any proposed financing agreement between a local unit and a local authority or special district.

Litigation of the State of New Jersey

At any given time, there are various numbers of claims and cases pending against the State of New Jersey, State agencies and State employees, seeking recovery of monetary damages that are primarily paid out of the fund created pursuant to the New Jersey Tort Claims Act. The majority of these claims and cases have historically proven to be of substantially less value than the amount originally claimed. New Jersey is unable to estimate its exposure for these claims and cases and does not formally estimate its reserve representing potential exposure for these claims and cases.

An independent study estimated an aggregate potential exposure of $84,070,000 for tort and medical malpractice claims pending as of June 30, 2003. In addition, at any given time, there are various numbers of contract and other claims against the University of Medicine and Dentistry of New Jersey, seeking recovery of monetary damages or other relief which, if granted, would require the expenditure of funds. New Jersey is unable to estimate its exposure for these claims.

Lawsuits currently pending or threatened in which New Jersey has the potential for either a significant loss of revenue or a significant unanticipated expenditure are described in official statements relating to New Jersey Municipal Obligations available as of the date of this Statement of Additional Information.


MANAGEMENT OF THE FUND


The Fund's Board of Directors, which is responsible for the overall management and supervision of the Fund, has employed Lebenthal Asset Management, a division of Boston Advisors, Inc., to serve as investment manager of the Fund. The Manager provides personnel satisfactory to the Fund's Board of Directors to serve as officers and portfolio managers of the Fund. Such officers, as well as certain other employees and directors of the Fund, may be directors or officers of the Manager or employees of the Manager or its affiliates.

The Board has an Audit Committee that meets at least annually to select, oversee and set the compensation of the Fund's independent accountants. The Audit Committee is responsible for pre-approving all audit and non-audit services performed by the accountants for the Fund and for pre-approving certain non-audit services performed by the accountants for the Manager and certain control persons of the Manager. The Audit Committee also meets with the Fund's accountants to review the Fund's financial statements and to report on its findings to the Board, and to provide the accountants the opportunity to report on various other matters. The members of the Committee are Victor Chang, Ezekiel Peach, Jr. and Penny Zuckerwise. The Committee met one time during the fiscal year ended November 30, 2003.

The Board also has a Nominating Committee comprised of Victor Chang, Ezekiel Peach, Jr. and Penny Zuckerwise, to whose discretion the selection and nomination of directors who are not "interested persons," as defined in the 1940 Act, of the Fund is committed. The Nominating Committee met one time during the fiscal year ended November 30, 2003. The Nominating Committee currently does not consider nominees recommended by shareholders. The Nominating Committee, which at that time consisted of Ms. Zuckerwise, Mr. Chang and Hugh Dunlap, met on December 15, 2003, and nominated Mr. Peach and Mone Anathan III to serve as additional independent directors. Such nomination, along with the nomination of Allen Botwinick as an interested director, were approved by the Board of Directors on that same day, with the effectiveness of the nominees' status on the Board being subject to shareholder approval. Subsequently, Mr. Dunlap retired as a member of the Board of Directors and the Board elected to make the appointment of Mr. Peach effective immediately. The appointment of Mr. Anathan and Mr. Botwinick continue to be subject to approval of shareholders at a meeting that is expected to be held during 2004. Upon the election of Mr. Botwinick, it is currently contemplated that Ms. Lebenthal will resign as a Director.

The Directors, nominees and officers of the Fund and their principal occupations during the past five years are set forth below.

                                        Term of                                              Number of
                                        Office                                                Funds in
                                         and                                                    Fund
                          Position(s)   Length                                                Complex              Other
        Name,             held with     of Time         Principal Occupation(s)             Overseen by        Directorships
   Address and Age        the Fund      Served/1/         During Past 5 Years                 Director        Held by Director
  -----------------      ------------- -----------     -------------------------           -------------     ------------------
Disinterested Directors
-----------------------

Victor Chang               Director    Since 1990   Retired.  Guest lecturer and                 7       Trustee of Boston Advisors
One Federal Street                                  researcher for central banks and the                 Trust since December 2003.
Boston, MA 02110                                    U.S. and foreign governments.
Age:  65                                            Economic investment consultant, Fuji
                                                    Securities, Inc. (retired, October
                                                    1998).

Ezekiel Russell            Director    Since 2003   Retired, 12/99-present; Robert               7       Trustee of Boston Advisors
Peach, Jr.                                          Finnegan & Lynah, PC (public                         Trust since March 2000;
137 Atlantic Avenue                                 accounting), partner/principal,                      Trustee of Salem Five Cent
Marblehead, MA 01945                                1968-12/99.                                          Savings Bank.
Age:  68

Penny Zuckerwise           Director    Since 2002   Principal and founder, Wiserock L.L.C.       7       Current Board/Advisory
Wiserock, L.L.C.                                    since 1999, a company which provides                 Board positions include BBR
One West 81st Street                                strategy, management oversight and                   Partners, an asset
New York, NY 10024                                  business advice.  Co-founder, general                management and advisory
Age:  48                                            partner and governing board member,                  services firm, Lioness
                                                    Boldcap Ventures LLC (formerly                       Capital partners, a private
                                                    Angels4equity) since June 2000, a                    equity fund investing in
                                                    private equity investment fund.                      women and minority owned
                                                                                                         companies, and Colspace, a
                                                                                                         software based knowledge
                                                                                                         management company; Trustee
                                                                                                         of Boston Advisors Trust
                                                                                                         since December 2003.

Interested Director
-------------------

Alexandra Lebenthal/2/   Chairman and  Since 2002   Director and Chairman of the Fund            7       Director of Advest, Inc.
120 Broadway               Director                 since March 2002.  President of the                  and the Advest Bank and
New York, NY 10271                                  Fund from 1995 to February 2002.                     Trust Company since 2001.
Age 39                                              President of Lebenthal, a Division of
                                                    Advest, Inc., since December 2001.
                                                    Director, Senior Vice President and
                                                    Senior Managing Director of Advest,
                                                    Inc. since 2001.  President of
                                                    Lebenthal & Co., Inc.  from 1995 to
                                                    December 2001.  Executive Vice
                                                    President of Lebenthal Asset
                                                    Management, Inc. from 1997 to June
                                                    2002.

Nominees
--------

Mone Anathan III            Nominee       --        Student, Harvard Divinity School,           N/A      Trustee of Boston Advisors
99 Garden Street                                    since September 1997.  President,                    Trust since March 2000.
Cambridge, MA  02136                                Filene's Basement (off-price retailer)               Director, Brookstone, Inc.
Age 64                                              from 1995 to August 1997.                            (specialty retailer), since
                                                                                                         1989.

Allen G. Botwinick         Nominee        --        Executive Vice President of                 N/A      Chairman of the Board and
90 State House Square                               Administration and Operations, The                   Trustee of Boston Advisors
Hartford, CT  06103                                 Advest Group, Inc. and Advest, Inc.                  Trust since March 2000.
Age 60                                              since 1992.

                                         Term of
                                          Office
                                           and
                         Position(s)      Length
        Name,            held with       of Time                          Principal Occupation(s)
   Address and Age        the Fund       Served                            During Past 5 Years
   ---------------      -------------  ----------   ----------------------------------------------------------------

Officers
---------
Michael J. Vogelzang     President     Since 2002   President of the Fund since February 2002.  President and Chief
One Federal Street                                  Investment Officer of Boston Advisors, Inc. since April 1999 and
Boston, MA 02110                                    Senior Vice President and Chief Investment Officer from August
Age:  42                                            1997 to 1999.  Trustee, President and Chief Executive Officer of
                                                    Boston Advisors Trust since March 2000.

Ronald Maggiacomo        Treasurer     Since 2003   Treasurer of the Fund since October 2003. Treasurer of Boston
One Federal Street                                  Advisors Trust since December 2003. Chief Operating Officer of
Boston, MA 02110                                    Boston Advisors, Inc. since March 2003.  President of Billings &
Age:  61                                            Co. Inc. since March 1982.  Vice President of Bank Street
                                                    Management Company since June 2003.  (All companies for which
                                                    Mr. Maggiacomo serves as an officer are subsidiaries of The
                                                    Advest Group, Inc.)

Gregory Serbe            Secretary     Since 2000   Secretary of the Fund since 2000.  Senior Portfolio Manager of
1740 Broadway                                       the Fund since April 1, 2001, and Assistant Portfolio Manager of
New York, NY 10019                                  the Fund from 1998 to 2001.  President of Lebenthal Asset
Age:  58                                            Management, a division of Boston Advisors, Inc. and Senior Vice
                                                    President of Boston Advisors, Inc. since 2002.  Managing
                                                    Director of Lebenthal Asset Management, Inc. from 1998 to 1999,
                                                    Senior Managing Director of Lebenthal Asset Management, Inc.
                                                    from 1999 to 2000, Executive Vice President and Chief Operating
                                                    Officer of Lebenthal Asset Management, Inc. from 2000 to 2001 and President of Lebenthal Asset Management, Inc. from 2001 to
                                                    June 2002.

Tanya Kerrigan           Assistant     Since 2003   Assistant Secretary of the Fund since October 2003.  Vice
One Federal Street       Secretary                  President and Director of Compliance of Boston Advisors, Inc.
Boston, MA 02110                                    since October 2003.  Compliance Officer of H.C. Wainwright &
Age:  31                                            Co., Inc. from December 1999 to April 2003.  Full time law student from August 1997 to May 2000.

----------------------

/1/ Each Director will hold office for an indefinite term until the earliest of
    (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Fund's By-Laws, as amended, and Articles of Incorporation, as amended. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualifies.


/2/ Effective upon a meeting of shareholders of the Fund expected to be held during 2004, Ms. Lebenthal will no longer be a Director of the Fund and will replace Mr. Vogelzang as President of the Fund.



The following table shows the dollar range of Fund shares beneficially owned by each director as of December 31, 2003:



                                                                                                 Aggregate Dollar Range of
                                                                                              Equity Securities in All Funds
                                                                                               Overseen or to be Overseen by
                                                    Dollar Range of Equity                  Director or Nominee in Family of
Name of Director                                     Security in the Fund                          Investment Companies
----------------                                   ------------------------               -------------------------------------

Disinterested Directors

Victor Chang                                                 None                                          None

Hugh A. Dunlap, Jr./1/                                       None                                          None

Ezekiel Russell Peach, Jr./2/                                None                                          None

Penny Zuckerwise                                             None                                          None

Interested Directors

                                                                                                 Aggregate Dollar Range of
                                                                                              Equity Securities in All Funds
                                                                                               Overseen or to be Overseen by
                                                    Dollar Range of Equity                  Director or Nominee in Family of
Name of Director                                     Security in the Fund                          Investment Companies
----------------                                   ------------------------               -------------------------------------

Alexandra Lebenthal                                   Lebenthal New York                              $10,001-$50,000
                                                      Municipal Bond Fund
                                                          $1-$10,000

                                                     Lebenthal New Jersey
                                                      Municipal Bond Fund
                                                             None
                                                       Lebenthal Taxable
                                                      Municipal Bond Fund
                                                        $10,001-$50,000

----------------------

/1/    Mr. Dunlap resigned as Director of the Fund effective January 8, 2004.


/2/    Mr. Peach became a Director of the Fund effective March 18, 2004.


The table below illustrates that the Portfolios paid an aggregate remuneration of $13,500 to the disinterested directors of the Fund for the period ended November 30, 2003, pursuant to the terms of the Management Contracts between the Fund, on behalf of each Portfolio, and the Manager (see "Investment Advisory and Other Services" herein).

                               COMPENSATION TABLE


 -------------------------------------------------------------------------------------------------------------------------------
                                      Aggregate              Pension or
                                  Compensation From      Retirement Benefits     Estimated Annual          Total Compensation
                                Fund for Fiscal Year      Accrued as Part of      Benefits Upon            From Fund Complex
 Name of Person                                            Fund Expenses            Retirement             Paid to Directors1
 -------------------------------------------------------------------------------------------------------------------------------
 Victor Chang                           $4,500                   $0                          $0                   $4,500
 Hugh A. Dunlap, Jr./2/                 $4,500                   $0                          $0                   $4,500
 Ezekiel Russell Peach, Jr./3/          $    0                   $0                          $0                   $    0
 Penny Zuckerwise                       $4,500                   $0                          $0                   $4,500

----------------------------


/1/ The total compensation paid to such persons by the Fund for the fiscal year ending November 30, 2003. The Fund Complex consists of the three Portfolios of the Fund and the fund series of Boston Advisors Trust.


/2/  Mr. Dunlap resigned as Director of the Fund effective January 8, 2004.


/3/  Mr. Peach became a Director of the Fund effective March 18, 2004.


                                 CODE OF ETHICS


The Fund and the Distributor have adopted a joint Code of Ethics under Rule 17j-1 of the 1940 Act. The Manager has also adopted a Code of Ethics under Rule 17j-1 of the 1940 Act. The Codes of Ethics restrict the personal investing activities of certain Access Persons and others, as defined in the respective Codes. The primary purpose of the Codes is to ensure that these investing activities do not disadvantage the Fund. Such Access Persons are generally required to pre-clear security transactions with the compliance officer or the compliance officer's designee and to report all transactions on a regular basis. The compliance officer or the compliance officer's designee has the responsibility for interpreting the provisions of the Codes of Ethics, for adopting and implementing procedures for the enforcement of the provisions of the Codes of Ethics, and for determining whether a violation has occurred. In the event of a finding that a violation has occurred, the compliance officer or designee shall take appropriate action. The Fund, Distributor, and Manager have each developed procedures for administration of the Codes of Ethics.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


On February 29, 2004 there were 21,278,501; 1,113,609; 2,067,031 and 2,526,689 shares of the New York - Class A Portfolio, New York - Class B Portfolio, New Jersey Portfolio, and Taxable Portfolio outstanding, respectively. As of February 28, 2004, the amount of shares owned by all officers and directors of the Fund, as a group, was less than 1% of the outstanding shares. Set forth below is certain information as to persons who owned 5% or more of each Portfolio's outstanding shares as of February 29, 2004:



    Name and Address                                        % of Class              Nature of Ownership
    --------------------------------------------------------------------------------------------------------
    Lebenthal New York Class A Shares

    None                                                         --                         --

    Lebenthal New York Class B Shares

    Martha M. Bloch
    c/o Lebenthal
    120 Broadway
    New York, New York  10271                                  6.79%                     Beneficial

    Lebenthal New Jersey Municipal Bond Fund

    Harold A. Golle
    c/o Lebenthal
    120 Broadway
    New York, New York  10271                                  6.01%                     Beneficial

    Dorothy M. Golle
    c/o Lebenthal
    120 Broadway
    New York, New York  10271                                  5.90%                     Beneficial

    Lebenthal Taxable Municipal Bond Fund

    None                                                         --                         --


INVESTMENT ADVISORY AND OTHER SERVICES


The manager of the Fund is Lebenthal Asset Management, a division of Boston Advisors, Inc. The Manager, with its principal office at One Federal Street, 26th Floor, Boston, Massachusetts 02110, is a wholly owned subsidiary of The Advest Group, Inc. ("Advest Group"), which is a wholly owned subsidiary of The MONY Group Inc. ("MONY"). MONY (NYSE: MNY) provides life insurance, annuities, mutual funds, brokerage, asset management, business and estate planning, trust and investment bank products and services to individual and institutional clients through several member companies. Advest Group, through its subsidiaries, provides financial, securities brokerage, trading, investment banking, trust and other advisory services to retail and institutional investors. Boston Advisors, Inc. was, as of December 31, 2003, manager, adviser or supervisor with respect to assets aggregating in excess of $4 billion.

On September 17, 2003, MONY, AXA Financial, Inc. ("AXA") and AIMA Acquisition Co. entered into an Agreement and Plan of Merger, providing for the acquisition of MONY by AXA (the "Merger"). The Merger is anticipated to take place in 2004. As a result of the Merger, MONY will cease to be a publicly traded company and will become a wholly-owned subsidiary of AXA. MONY is the indirect parent company of the Manager and Advest, Inc., the distributor of the Fund (the "Distributor"). When the Merger is consummated, the management contracts between the Fund and the Manager will automatically terminate. A meeting of shareholders of the Fund will be held to approve new management contracts between the Fund and the Manager. There can be no assurance that the Merger will be consummated.

Pursuant to the Management Contracts, the Manager manages the portfolio of securities of each of the Portfolios and makes decisions with respect to the purchase and sale of investments, subject to the general control of the Fund's Board of Directors. For its services under the Management Contracts, the Manager is entitled to receive a management fee for its services, calculated daily and payable monthly, equal to 0.25% of each of the Portfolios' average daily net assets not in excess of $50 million, 0.225% of such assets between $50 million and $100 million and 0.20% of such assets in excess of $100 million. The Manager may, at its discretion, waive all or a portion of its fees under each Management Agreement. There can be no assurance that such fees will be waived in the future.

The Management Contracts for each Portfolio were approved by the Board of Directors, including a majority of the directors who are not interested persons (as defined in the 1940 Act) of the Fund, on October 25, 2001, for the New York Portfolio, the New Jersey Portfolio and the Taxable Portfolio. The annual continuance of each Management Contract was last approved by the Board of Directors, including a majority of the Directors who are not interested persons, on July 24 2003. The Management Contracts were approved by a majority of each Portfolio's shareholders at a meeting held on March 25, 2002.

In determining whether to approve the Management Contracts, the Board considered information about, among other things, (i) the Manager* and its personnel (including particularly those personnel with responsibilities for providing services to the Portfolios), resources and investment process; (ii) the terms of the Management Contracts; (iii) the scope and quality of the services that the Manager has been providing to the Portfolios; (iv) the investment performance of the Portfolios and of similar funds managed by other advisers; (v) the Manager's practices regarding the selection and compensation of brokers and dealers that execute portfolio transactions for the Fund, and the brokers' and dealers' provision of brokerage and research services to the Manager; and (vi) compensation payable by each Portfolio to affiliates of the Manager for other services. The Independent Directors also relied upon the assistance of counsel to the Independent Directors and counsel to the Fund.


The Management Contract for each Portfolio has an initial term which extends for a two-year period, and may be continued in force thereafter for successive twelve-month periods beginning each August 1, provided that such continuance is specifically approved annually by majority vote of each of the Portfolio's outstanding voting securities or by its Board of Directors. In either case, a majority of the directors, who are not parties to the Management Contracts or interested persons of any such party, must cast votes in person at a meeting for the purpose of voting on such matter.

The Management Contract for each Portfolio is terminable without penalty by such Portfolio on sixty days' written notice when authorized either by majority vote of its outstanding voting shares or by a vote of a majority of its Board of Directors, or by the Manager on sixty days' written notice, and will automatically terminate in the event of its assignment. The Management Contract for each Portfolio provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or of reckless disregard of its obligations thereunder, the Manager shall not be liable for any action or failure to act in accordance with its duties thereunder.

--------
* The name of the Fund's investment manager at the time the Board of Directors and shareholders approved the Management Contracts was Lebenthal Asset Management, Inc. Lebenthal Asset Management, Inc. subsequently merged into Boston Advisors, Inc.

The following table indicates the fees that the Fund paid to the Manager under the Management Contracts for the last three fiscal years:


                                              FEES PAID TO THE MANAGER

                                                                  Fiscal Year Ended November 30,

    Portfolio                                         2003                     2002                     2001
    --------------------------------------------------------------------------------------------------------------
    New York
      Gross Fee earned pursuant
        to Management Contract                  $        398,818         $        361,683         $        327,572
      Management fee reimbursed                               --                       --                       --
                                                ----------------         ----------------         ----------------
      Net fee paid to Manager                   $        398,818         $        361,683         $        327,572

      Net Assets                                $    186,481,296         $    172,899,936         $    153,597,825

    New Jersey
      Gross Fee earned pursuant
        to Management Contract                  $         35,177         $         30,487         $         25,846
      Management fee reimbursed                           21,829                   30,487                   25,846
                                                ----------------         ----------------         ----------------
      Net fee paid to Manager                   $         13,348         $             --         $             --

      Net Assets                                $     14,932,927         $     13,077,732         $     11,356,329

    Taxable
      Gross Fee earned pursuant to
        Management Contract                     $         48,220         $         35,719         $         32,513
      Management fee reimbursed                               --                   12,208                   12,967
                                                ----------------         ----------------         ----------------
      Net fee paid to Manager                   $         48,220         $         23,511         $         19,546

      Net Assets                                $     20,118,082         $     15,738,027         $     13,600,531


Administrator

The Fund's administrator is State Street Bank and Trust Company (the "Administrator"), a Massachusetts trust company, which has its principal office at 225 Franklin Street, Boston, Massachusetts 02111. The Administrator also serves as administrator of other mutual funds.

Pursuant to the Administration Agreement, the Administrator provides all administrative services reasonably necessary for each Portfolio, other than those provided by the Manager, subject to the supervision of the Fund's Board of Directors. Because of the services rendered to a Portfolio by the Administrator and the Manager, the Portfolio itself may not require any employees other than its officers, none of whom receive compensation from the Portfolio.

Under the Administration Agreement with the New York Portfolio, the New Jersey Portfolio and the Taxable Portfolio, the Administrator provides administrative services including, without limitation: (i) services of personnel competent to perform such administrative and clerical functions as are necessary to provide effective administration of the Portfolio, (ii) assisting Fund officers in preparing Portfolio tax returns, (iii) in conjunction with Fund counsel, preparing and filing all Blue Sky filings, reports and renewals, (iv) coordinating the preparation and distribution of all materials for directors, including the agenda for meetings and all exhibits thereto, and actual and projected quarterly summaries, (v) coordinating the activities of the Manager, custodian, legal counsel and independent accountants, (vi) monitoring daily and periodic compliance with respect to all requirements and restrictions of the 1940 Act, the Code and the Prospectus, (vii) monitoring daily the Portfolios' accounting services agent's calculation of all income and expense accruals, sales and redemptions of capital shares outstanding, (viii) evaluating expenses, projecting future expenses, and processing payments of expenses, and (ix) monitoring and evaluating performance of bookkeeping and related services by State Street Bank and Trust Company, the bookkeeping agent for the Portfolios.


For the services rendered by the Administrator, the Fund pays the Administrator a fee, computed daily and payable monthly, equal to 0.08% per annum of the average daily net assets of each Portfolio up to $125 million, 0.06% per annum of the average daily net assets of each of the Portfolios of the next $125 million and 0.04% of such assets of each of the Portfolios in excess of $250 million. There is a minimum annual fee payable of $165,000 by the Fund. The Administration

Agreement's initial term extended to December 1, 1999. Thereafter, the Agreement is terminable at any time, without the payment of any penalty, by the Fund or the Administrator on sixty days' written notice.

The following table indicates the fees that the Fund paid to the Administrator for the last three fiscal years:

                         FEES PAID TO THE ADMINISTRATOR

--------------------------------------------------------------------------------
                                        Fiscal Year Ended November 30,
Portfolio                       2003                  2002                2001
--------------------------------------------------------------------------------
  New York                   $ 146,738             $ 149,157           $ 148,989
  New Jersey                 $  12,020             $  11,804           $  10,201
  Taxable                    $  15,921             $  13,136           $  12,910


COUNSEL AND AUDITORS


Hale and Dorr LLP, 60 State Street, Boston, MA 02109, act as legal counsel to the Fund.

Matters in connection with New York law are passed upon by Paul, Hastings, Janofsky & Walker LLP, 75 East 55th Street, New York, New York 10022.


Matters in connection with New Jersey law are passed upon by McCarter & English, LLP, Four Gateway Center, 100 Mulberry Street, Newark, New Jersey 07101.

PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, NY 10036, independent accountants, have been selected as auditors for the Fund.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT


State Street Bank and Trust Company, 801 Pennsylvania, Kansas City, Missouri 64105, is custodian for the Fund's cash and securities. The custodian does not assist in, and is not responsible for, investment decisions involving assets of the Fund. The Fund retains Boston Financial Data Services, the delegatee of State Street Bank and Trust Company, 330 West 9th Street, Kansas City, Missouri 64105, to perform transfer agency related services for the Fund.


DISTRIBUTION AND SERVICE PLANS

Pursuant to Rule 12b-1 under the 1940 Act, the Securities and Exchange Commission ("SEC") requires that an investment company which bears any direct or indirect expense of distributing its shares must do so only in accordance with a plan permitted by the Rule. The Fund's Board of Directors has adopted distribution and service plans on behalf of each Portfolio (the "Plans").

In accordance with the Rule, the Plans provide that all written agreements relating to each Plan entered into between either the Portfolios or the Distributor and Participating Organizations or other organizations must be in a form satisfactory to the Fund's Board of Directors. In addition, the Plans require the Fund and the Distributor to prepare, at least quarterly, written reports setting forth all amounts expended for distribution purposes by the Portfolio and the distributor pursuant to each Plan and identifying the distribution activities for which those expenditures were made.

The distributor for the Fund is Advest, Inc., with offices at 90 State House Square, Hartford, Connecticut 06103. The Distributor is a wholly owned subsidiary of Advest Group. The Distributor is a registered broker-dealer.

The New York Portfolio

Pursuant to its Plans, the Fund, on behalf of the New York Portfolio, and the Distributor have entered into Distribution Agreements with respect to the Class A and Class B shares. Under the Distribution Agreements, the Distributor, as agent for the Fund, will solicit orders for the purchase of the New York Portfolio's shares, provided that any subscriptions and orders will not be binding on the Fund until accepted by the Fund as principal. Under the Distribution Agreement for the Class A shares, the Distributor receives from the Class A shares of the New York Portfolio a fee equal to 0.25% per annum of the average daily net assets of the Class A shares of the Portfolio as a service fee (the "Service Fee"). Under the Distribution Agreement for the Class B shares, the Distributor receives from the Class B shares of the New York

Portfolio an aggregate fee equal to 1% per annum of such Class B shares' average daily net assets which includes (i) an asset based sales charge (the "Asset Based Sales Charge") equal to 0.75% per annum of its average daily net assets to compensate the Distributor for sales commissions paid by the Distributor for sales of the Portfolio's Class B shares and (ii) 0.25% of its average daily net assets as the Service Fee. These fees are accrued daily and paid monthly and can be used to provide shareholder servicing and for the maintenance of shareholder accounts. The Distribution Agreements also provide that the Distributor may make payments from time to time from the Service Fee received to pay the costs of, and to compensate others, including Participating Organizations for performing such shareholder servicing functions on behalf of the Portfolio.

The Plans provide that, in addition to the Service Fee, the New York Portfolio will pay for (i) telecommunications expenses including the cost of dedicated lines and CRT terminals, incurred by the Distributor in carrying out its obligations under the Distribution Agreements and (ii) preparing, printing and delivering the Fund's Prospectus to existing shareholders of the Fund and preparing and printing subscription application forms for shareholder accounts.

The Plans provide that the Manager may make payments from time to time from its own resources, which may include the management fee and past profits for the following purposes: (i) to defray the costs of, and to compensate others, including Participating Organizations with whom the Distributor has entered into written agreements, for performing shareholder servicing and related administrative functions on behalf of the New York Portfolio, (ii) to compensate certain Participating Organizations for providing assistance in distributing the New York Portfolio's shares, (iii) to pay the cost of printing and distributing the Fund's Prospectus to prospective investors, and (iv) to defray the cost of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel in connection with the distribution of the New York Portfolio's shares. The Distributor may also make payments from time to time from its own resources which may include the Service Fee and past profits for the purposes enumerated in (i) above. With respect to the Class B shares only, the Distributor may also make payments for the purposes enumerated in (ii), (iii), and (iv) from the Asset Based Sales Charges received by the Distributor. The Distributor, in its sole discretion, will determine the amount of such payments made pursuant to the Plans, provided that such payments will not increase the amount which the New York Portfolio is required to pay to the Distributor or the Manager for any fiscal year under the Distribution Agreements or Management Contract in effect for that year.


The Plans provide that they may continue in effect for successive annual periods provided they are approved by the shareholders or by the Board of Directors, including a majority of directors who are not interested persons of the Fund and who have no direct or indirect interest in the operation of the Plans or in the agreements related to the Plans. The Board of Directors most recently approved the Plans for the Class A and Class B shares on July 24, 2003, to be effective until July 31, 2004. The Plans further provide that they may not be amended to increase materially the costs which may be spent by the Fund for distribution pursuant to the Plans without shareholder approval, and the other material amendments must be approved by the directors in the manner described in the preceding sentence. The Plans may be terminated at any time by a vote of a majority of the disinterested directors of the Fund or by the New York Portfolio's Class A and Class B shareholders.

For the fiscal year ended November 30, 2003, the amount payable to the Distributor under the Plan and the Distribution Agreement adopted thereunder pursuant to Rule 12b-1 with respect to the Class A shares totaled $429,681. Of this total, that same amount was expended on compensation to broker-dealers and other financial intermediaries. While the Fund understands that the Distributor has incurred amounts relating to advertising, printing and mailing of prospectuses to other than current shareholders, compensation to underwriters, interest, carrying or other financing charges, and miscellaneous expenses, the Distributor has not sought reimbursement for these amounts, nor does the Distributor present these expenditures to the Board for compensation under the Plan. For the fiscal year ended November 30, 2003, the total amount spent pursuant to the Plan for Class A shares was 0.25% of the average daily net assets of the Class A shares of the New York Portfolio, of which 0.25% of the average daily net assets was paid by the Fund to the Distributor, pursuant to the Distribution Agreement.

For the fiscal year ended November 30, 2003, the amount payable to the Distributor under the Plan and the Distribution Agreement adopted thereunder pursuant to Rule 12b-1 with respect to the Class B shares totaled $87,864, of which $35,619 was waived. Of this total, that same amount was expended on compensation to broker-dealers and other financial intermediaries. While the Fund understands that the Distributor has incurred amounts relating to advertising, printing and mailing of prospectuses to other than current shareholders, compensation to underwriters, interest, carrying or other financing charges, and miscellaneous expenses, the Distributor has not sought reimbursement for these amounts, nor does the Distributor present these expenditures to the Board for compensation under the Plan. For the fiscal year ended November 30, 2003, the total amount spent pursuant to the Plan for Class B shares was 1.00% of the average daily net assets of the Class B shares of the New York Portfolio, of which 0.59% of the average daily net assets was paid by the Fund to the Distributor, pursuant to the Distribution Agreement, and an amount representing 0.41% was paid by the Manager (which may be deemed an indirect payment by the Fund). The excess of such payments over the total payments the Distributor received from the Fund under the Plan represents distribution and/or servicing expenses funded by the Manager from its own resources including the management fee and past profits.


The New York Portfolio had no unreimbursed expenses in a previous fiscal year which were carried forward to a subsequent fiscal year.

The New Jersey Portfolio and the Taxable Portfolio

Pursuant to each Portfolio's Plan, the Fund, on behalf of each of the New Jersey Portfolio and the Taxable Portfolio, and the Distributor have entered into Distribution Agreements and Shareholder Servicing Agreements. Under each Portfolio's Distribution Agreement, the Distributor, as agent for the respective Portfolio, will solicit orders for the purchase of the respective Portfolio's shares, provided that any subscriptions and orders will not be binding on the Portfolio until accepted by the Portfolio as principal. In addition, the Distribution Agreements provide for reimbursement to the Distributor by the Portfolios for their distribution, promotional and advertising costs incurred in connection with the distribution of the Portfolios' shares in an amount not to exceed 0.10% per annum of each Portfolio's average daily net assets. To the extent the Distributor does not take reimbursements for such expenses in a current fiscal year, it is precluded from taking any reimbursement for such amounts in a future fiscal year.

For its services under the Shareholder Servicing Agreements, the Distributor receives from the New Jersey Portfolio and the Taxable Portfolio a service fee equal to 0.25% per annum of each Portfolio's average daily net assets (the "Shareholder Servicing Fee"). The fee is accrued daily and paid monthly and any portion of the fee may be deemed to be used by the Distributor for (i) shareholder servicing and maintenance of shareholder accounts and (ii) payments to Participating Organizations with respect to servicing their clients or customers who are shareholders of the Portfolio.

The Plans, the Shareholder Servicing Agreements and the Distribution Agreements provide that, in addition to the Shareholder Servicing Fee and advertising reimbursement, each Portfolio will pay for (i) telecommunications expenses including the cost of dedicated lines and CRT terminals incurred by the Distributor in carrying out its obligations under the Shareholder Servicing Agreements, and (ii) typesetting, printing and delivering the Fund's Prospectus to existing shareholders of the Portfolios and preparing the printing subscription application forms for shareholder accounts.

Each Portfolio's Plan provides that the Manager may make payments from time to time from its own resources, which may include the management fee and past profits for the following purposes: (i) to defray the costs of and to compensate others, including participating organizations with whom the Distributor has entered into written agreements, for performing shareholder servicing and related administrative functions on behalf of the Portfolio, (ii) to compensate certain participating organizations for providing assistance in distributing the Portfolio's shares; (iii) to pay the costs of printing and distributing the Fund's Prospectus to prospective investors; and (iv) to defray the cost of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel in connection with the distribution of the Portfolio's shares. The Distributor, in its sole discretion, will determine the amount of such payments made pursuant to the Plans, provided that such payments made pursuant to the Plans will not increase the amount which each Portfolio is required to pay to the Distributor or the Manager for any fiscal year under the Distribution Agreements, Shareholder Servicing Agreements or the Management Contracts in effect for that year.


The Plans provide that they may continue in effect for successive annual periods provided they are approved by the shareholders or by the Board of Directors, including a majority of directors who are not interested persons of the Fund and who have no direct or indirect interest in the operation of the Plans or in the agreements related to the Plans. The Board of Directors most recently approved the Plans on July 24, 2003, to be effective until July 31, 2004. The Plans further provide that they may not be amended to increase materially the costs which may be spent by the Fund for distribution pursuant to the Plans without shareholder approval, and that other material amendments must be approved by the directors in the manner described in the preceding sentence. The Plans may be terminated at any time by a vote of a majority of the disinterested directors of the Fund or the shareholders of each respective Portfolio.

For the fiscal year ended November 30, 2003, the amount payable to the Distributor under the Plan and the Shareholder Servicing Agreement adopted thereunder pursuant to Rule 12b-1 with respect to the New Jersey Portfolio totaled $35,177, of which $30,842 was waived. Of this total, that same amount was expended on compensation to broker-dealers and other financial intermediaries. While the Fund understands that the Distributor has incurred amounts relating to advertising, printing and mailing of prospectuses to other than current shareholders, compensation to underwriters, interest, carrying or other financing charges, and miscellaneous expenses, the Distributor has not sought reimbursement for these amounts, nor does the Distributor present these expenditures to the Board for compensation under the Plan. For the fiscal year ended November 30, 2003, the total amount spent pursuant to the Plan was 0.25% of the average daily net assets of the New Jersey Portfolio, of which 0.03% of the average daily net assets was paid by the Fund to the Distributor, pursuant to the Shareholder Servicing Agreement, and an amount representing 0.22% was paid by the Manager (which may be deemed an indirect payment by the Fund). The excess of such payments over the total payments the Distributor received from the Fund under the Plan represents distribution and/or servicing expenses funded by the Manager from its own resources including the management fee and past profits.

For the fiscal year ended November 30, 2003, the amount payable to the Distributor under the Plan and the Shareholder Servicing Agreement adopted thereunder pursuant to Rule 12b-1 with respect to the Taxable Portfolio totaled $48,220, of which $47,048 was waived. Of this total, that same amount was expended on compensation to broker-dealers and other financial intermediaries. While the Fund understands that the Distributor has incurred amounts relating to advertising, printing and mailing of prospectuses to other than current shareholders, compensation to underwriters, interest, carrying or other financing charges, and miscellaneous expenses, the Distributor has not sought reimbursement for these amounts, nor does the Distributor present these expenditures to the Board for compensation under the Plan. For the fiscal year ended November 30, 2003, the total amount spent pursuant to the Plan was 0.25% of the average daily net assets of the Taxable Portfolio, of which 0.01% of the average daily net assets was paid by the Fund to the Distributor, pursuant to the Shareholder Servicing Agreement, and an amount representing 0.24% was paid by the Manager (which may be deemed an indirect payment by the Fund). The excess of such payments over the total payments the Distributor received from the Fund under the Plan represents distribution and/or servicing expenses funded by the Manager from its own resources including the management fee and past profits.


The New Jersey and Taxable Portfolios had no unreimbursed expenses in a previous fiscal year which were carried over to subsequent years.

BROKERAGE ALLOCATION AND OTHER PRACTICES


Each Portfolio's purchases and sales of portfolio securities usually are principal transactions. Portfolio securities are normally purchased directly from the issuer, from banks and financial institutions or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases. For the fiscal years ended November 30, 2001, 2002 and 2003, the New York Portfolio paid brokerage commissions of $13,403, $0, and $0, respectively. For the fiscal years ended November 30, 2001, 2002 and 2003, the New Jersey Portfolio paid brokerage commissions of $2,308, $310, and $0, respectively. For the fiscal years ended November 30, 2001, 2002 and 2003, the Taxable Portfolio paid brokerage commissions of $1349, $596, and $0, respectively. Any transaction for which a Portfolio pays a brokerage commission will be effected at the best price and execution available. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked price. Each Portfolio purchases participation interests in variable rate Municipal Bonds with a demand feature from banks or other financial institutions at a negotiated yield to the respective Portfolio based on the applicable interest rate adjustment index for the security. The interest received by the Portfolio is net of a fee charged by the issuing institution for servicing the underlying obligation and issuing the participation interests, letter of credit, guarantee or insurance and providing the demand repurchase feature.


Allocation of transactions, including their frequency, to various dealers is determined by the Manager in its best judgment and in a manner deemed in the best interest of shareholders of the respective Portfolios rather than by any formula. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. No preference in purchasing portfolio securities will be given to banks or dealers that are Participating Organizations. The Manager will seek the most favorable price and execution, and, consistent with such policy, may give consideration to research, statistical and other services furnished by brokers or dealers to the Manager for its use.

Investment decisions for each Portfolio will be made independently from those for any other investment companies or accounts that may be or become managed by the Manager or its affiliates. If, however, the Fund and other investment companies or accounts managed by the Manager are simultaneously engaged in the purchase or sale of the same security, the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by the Portfolio or the size of the position obtainable for the Portfolio. In addition, when purchases or sales of the same security for the Portfolio and for other investment companies managed by the Manager occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantage available to large denomination purchasers or sellers.

No portfolio transactions are executed with the Manager or its affiliates acting as principal. In addition, the Portfolios will not buy bankers' acceptances, certificates of deposit or commercial paper from the Manager or its affiliates.

CAPITAL STOCK AND OTHER SECURITIES


The authorized capital stock of the Fund consists of twenty-six billion shares of stock having a par value of one tenth of one cent ($0.001) per share. The Fund's Board of Directors reclassified its authorized but unissued shares for the New Jersey Portfolio and the Taxable Portfolio on August 25, 1993. The Fund's Board of Directors on July 31, 1997, approved the Fund's Rule 18f-3 Multi-Class Plan and the creation of classes of shares for each of the series. Currently, only the New York Portfolio offers multiple classes of shares for sale. Each share has equal dividend, distribution, liquidation and voting rights and a fractional share has those rights in proportion to the percentage that the fractional share represents a whole share. Shares will be voted in the aggregate. There are no conversion or preemptive rights in connection with any shares of the Fund, with the exception of the Class B shares of the New York Portfolio, which convert to Class A shares approximately eight years after purchase. All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable. Shares are redeemable at net asset value at the option of the shareholder.


The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares outstanding voting for the election of directors can elect 100% of the directors if the holders choose to do so, and, in that event, the holders of the remaining shares will not be able to elect any person or persons to the Board of Directors. The Fund does not issue certificates evidencing Fund shares.

As a general matter, the Fund will not hold annual or other meetings of the Fund's shareholders. This is because the By-laws of the Fund provide for annual meetings only (i) for the election of directors, (ii) for approval of the Fund's revised Management Contract with respect to a particular class or series of stock, (iii) for ratification of the selection of independent public accountants, (iv) for approval of revisions to the Fund's distribution agreement with respect to a particular class or series of stock, and (v) upon the written request of holders of shares entitled to cast not less than 25% of all the votes entitled to be cast at such meeting. Annual and other meetings may be required with respect to such additional matters relating to the Fund as may be required by the Act (including the removal of Fund directors), and communication among shareholders, any registration of the Fund with the SEC or any state, or as the Directors may consider necessary or desirable. Each Director serves until the next meeting of the shareholders called for the purpose of considering the election or re-election of such Director or of a successor to such Director, and until the election and qualification of his or her successor, elected at such a meeting, or until such Director sooner dies, resigns, retires or is removed by the vote of the shareholders.

PURCHASE, REDEMPTION, AND PRICING OF FUND SHARES

The material relating to the purchase, redemption, and pricing of shares in the Prospectus is herein incorporated by reference.

This Statement of Additional Information contains additional information which may be of interest to investors.

Class A Shares of each of the Portfolios are generally sold with a sales charge payable at the time of purchase. As used herein and unless the context requires otherwise, the term "Class A Shares" includes shares of Portfolios that offer only one class of shares. The Prospectus contains a table of applicable sales charges. Certain purchases of Class A Shares may be exempt from a sales charge.

Class B Shares are sold subject to a contingent deferred sales charge ("CDSC") payable upon redemption within a specified period after purchase. The Prospectus contains a table of applicable CDSCs. The maximum purchase of Class B shares is $250,000.

Class B Shares will automatically convert into Class A Shares at the end of the month eight years after the purchase date. Class B Shares acquired through reinvestment of distributions will convert into Class A Shares based on the date of the initial purchase to which such shares relate. For this purpose, Class B Shares acquired through reinvestment of distributions will be attributed to particular purchases of Class B Shares in accordance with such procedures as the Directors may determine from time to time. The conversion of Class B Shares to Class A Shares is subject to the condition that such conversions will not constitute taxable events for federal tax purposes.

No CDSC is imposed on shares subject to a CDSC ("CDSC Shares") to the extent that the CDSC Shares redeemed (i) are no longer subject to the holding period therefor, (ii) resulted from reinvestment of distributions on CDSC Shares, or
(iii) if permitted in the future, were exchanged for shares of another Portfolio, provided that the shares acquired in such exchange or subsequent exchanges will continue to remain subject to the CDSC, if applicable, until the applicable holdings period expires. In determining whether the CDSC applies to each redemption of CDSC Shares, CDSC Shares not subject to a CDSC are redeemed first.


TAXATION OF THE PORTFOLIOS

--------------------------------------------------------------------------------

FEDERAL INCOME TAXES

The following is a general discussion of certain of the federal income tax consequences of the purchase, ownership and disposition of shares of the Portfolios. The summary is limited to investors who hold the shares as "capital assets" (generally, property held for investment), and who are not subject to special tax treatment, such as securities dealers, financial institutions, insurance companies and foreign investors. Shareholders should consult their tax advisers in determining the federal, state, local and any other tax consequences of the purchase, ownership and disposition of shares.


Each Portfolio is treated as a separate taxpayer for federal income tax purposes and each Portfolio has elected to be treated and has qualified each year as a regulated investment company under Subchapter M of the Code. Each Portfolio intends to continue to so qualify as long as such qualification is in the best interests of the shareholders. The limitations described below regarding qualification as a regulated investment company are not fundamental policies of the Portfolios and may be revised to the extent applicable federal income tax requirements are revised.

Qualification of a Portfolio as a regulated investment company requires, among other things, that (a) the Portfolio derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or other income (including gains from options and futures contracts) derived with respect to its business of investing in such securities (the "90% income test ") and (b) the Portfolio diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total (gross) assets is comprised of cash, cash items, U.S. government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Portfolio's total assets and to not more than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies) or two or more issuers controlled by the Portfolio and which are engaged in the same, similar, or related trades or businesses.

If a Portfolio qualifies as a regulated investment company and properly distributes to its shareholders each taxable year an amount equal to or exceeding the sum of (i) 90% of its "investment company taxable income" as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expense) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest over certain disallowed deductions, the Portfolio generally will be relieved of U.S. federal income tax on any income of the Portfolio, including "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if the Portfolio meets such distribution requirements, but chooses to retain some portion of its investment company taxable income or net capital gain, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. Each of the Portfolios intends to distribute at least annually all or substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain. If a Portfolio did not qualify as a regulated investment company for any taxable year, it would be treated as a U.S. corporation subject to federal income tax, thereby subjecting any income earned by the Portfolio to tax at the corporate level at a maximum 35% federal income tax rate, and when such income is distributed, to a further tax at the shareholder level.


The New York Portfolio and the New Jersey Portfolio


As discussed above, the New York Portfolio and the New Jersey Portfolio (each a "Tax-Exempt Fund" and collectively, the "Tax-Exempt Funds") have each elected to qualify under the Code, and the New York Portfolio also has elected to qualify under New York law, as a regulated investment company that distributes "exempt-interest dividends".

Each Tax-Exempt Fund's policy is to distribute as dividends each year 100% and in no event less than 90% of its tax-exempt interest income, net of certain deductions. The Code permits tax-exempt interest received by a fund to flow through as tax-exempt "exempt interest dividends" to the fund's shareholders, provided that the fund qualifies as a regulated investment company and at least 50% of the value of the fund's total assets at the close of each quarter of its taxable year consists of tax-exempt obligations, i.e. obligations described in
Section 103(a) of the Code. That part of a Tax-exempt Fund's net investment income which is attributable to interest from tax-exempt obligations and which is distributed to shareholders will be designated by the Tax-Exempt Fund as exempt-interest dividends in a written notice mailed to the Tax-Exempt Fund's shareholders not later than 60 days after the close of its taxable year. The percentage of the total dividends paid by a Tax-Exempt Fund during any taxable year that qualifies as exempt-interest dividends will be the same for all shareholders receiving dividends during the year.

Exempt-interest dividends are to be treated by a Tax-Exempt Fund's shareholders (with certain exceptions) as items of interest excludable from their gross income. However, the amount of tax-exempt interest received will have to be disclosed on the shareholders' federal income tax returns. If a shareholder receives an exempt-interest dividend with respect to any share and then disposes of the share while it has been held for six months or less, then any loss on the sale or exchange of such share will be disallowed to the extent of the amount of such exempt-interest dividend. Interest on indebtedness incurred, or continued, to purchase or carry certain tax-exempt securities such as shares of a Tax-Exempt Fund, including interest on margin debt, is not deductible. For Social Security recipients, interest on tax-exempt bonds, including exempt-interest dividends paid by a Tax-Exempt Fund, is added to adjusted gross income for purposes of computing the amount of Social Security benefits includable in gross income. Taxpayers are required to include, as an item of tax preference for purposes of the federal alternative minimum tax, all tax-exempt interest on private activity bonds (generally, a bond issue in which more than 10% of the proceeds is used in a non-governmental trade or business other than
Section 501(c)(3) bonds) issued after August 7, 1986. Thus, this provision will apply to the portion of the exempt-interest dividends from a Tax-Exempt Fund that is attributable to any post-August 7, 1986 private activity bonds acquired by the Tax-Exempt Fund. Corporations also are required to increase their alternative minimum taxable income for purposes of calculating their alternative minimum tax liability by 75% of the amount by which their adjusted current earnings (including tax-exempt interest) exceeds their alternative minimum taxable income determined without this provision. In addition, in certain cases, Subchapter S corporations with accumulated earnings and profits from Subchapter C years are subject to tax on tax-exempt interest. A shareholder is advised to consult their tax advisers with respect to whether exempt-interest dividends retain the exclusion from income if such shareholder is a substantial user or related person with respect to some or all of the private activity bonds, if any, held by a Tax-Exempt Fund.

In accordance with its investment objectives, each Tax-exempt Fund invests its assets in a manner that will maximize its tax-exempt income to the extent consistent with the preservation of capital, with consideration given to opportunities for capital gain. Each of the Tax-exempt Funds may from time to time invest a portion of its assets in taxable securities and may engage in transactions generating gain or income that is not tax-exempt. The distributions from such gains or income by a Tax-exempt Fund will not be exempt-interest dividends and will be taxable as described below.

In general, assuming that the Tax-exempt Fund has sufficient earnings and profits, dividends from investment company taxable income of such Tax-exempt Fund are taxable as ordinary income at a current maximum U.S. federal income tax rate of 35% for individuals. Such dividends will not qualify for taxation at the maximum 15% U.S. federal income tax rate available to individuals on qualified dividend income and, in the case of corporate shareholders, are not expected to be eligible for the dividends-received deduction. Each Tax-Exempt Fund intends to distribute at least 90% of its investment company taxable income for each taxable year. Expenses paid or incurred by the Tax-Exempt Fund will be allocated between tax-exempt and taxable income in the same proportion as the amount of the Tax-Exempt Fund's tax-exempt income bears to the total of such exempt income and its gross income (excluding from gross income the excess of capital gains over capital losses).

Dividends from net capital gain of a Tax-exempt Fund that are designated as capital gain dividends are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the Tax-exempt Fund. Capital gain dividends distributed by a Tax-exempt Fund to individual shareholders generally will qualify for the current maximum 15% federal tax rate on long-term capital gains. A shareholder should be aware that the benefits of the favorable tax rate applicable to long-term capital gains may be impacted by the application of the alternative minimum tax to individual shareholders. Under current law, the maximum 15% federal income tax rate on long-term capital gains applicable to individuals will cease to apply to taxable years beginning after December 31, 2008. Any net capital gains will be distributed at least annually to the Tax-Exempt Funds' shareholders. However, Tax-Exempt Fund shareholders, who at the time of such a capital gain dividend have not held their Tax-Exempt Fund shares for more than six months, and who subsequently dispose of those shares at a loss, will be required to treat such loss as a long-term capital loss to the extent of the capital gain dividend. If the securities held by a Tax-Exempt Fund appreciate in value, purchasers of shares of the Tax-Exempt Fund after the occurrence of such appreciation will acquire such shares subject to the tax obligation that may be incurred in the future when there is a sale of such securities. Distributions of net capital gain will be designated as a "capital gain dividend" in a written notice mailed to the Tax-Exempt Funds' shareholders not later than 60 days after the close of the Tax-Exempt Fund's taxable year. A shareholder may recognize a taxable gain or loss if the shareholder sells or redeems its shares in an amount equal to the difference between the net amount of the sale proceeds (or, in the case of an exchange, the fair market value of the shares) received and the shareholder's tax basis for the shares that are sold or exchanged. Any gain or loss arising from (or treated as arising from) the redemption or exchange of shares that is treated as a sale for U.S. federal income tax purposes generally will be a capital gain or loss. Capital gains realized by corporations are generally taxed at the same rate as ordinary income. However, capital gains are taxable at a maximum U.S. federal tax rate of 15% to non-corporate shareholders who have a holding period of more than 12 months. The deduction of capital losses is subject to limitations. In addition, if Class A shares of a Tax-exempt Fund that have been held for less than 91 days are exchanged for Class A shares in another fund at net asset value pursuant to the exchange privilege, all or a portion of the sales charge paid on the shares that are exchanged will not be included in the tax basis of such shares under the Code to the extent a sales charge that would otherwise apply to the shares received is reduced pursuant to the exchange privilege. In that case, the portion of the sales charge not included in the tax basis of the shares surrendered in an exchange is included in the tax basis of the shares acquired in the exchange.

Under Treasury regulations, if s shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or a greater amount over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer's treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

A Tax-Exempt Fund may realize capital gains or losses from its portfolio transactions and upon the maturity or disposition of securities acquired at discounts resulting from market fluctuations. In the case of a Municipal Obligation acquired at a market discount, gain on the disposition of the Municipal Obligation generally will be treated as ordinary income to the extent of accrued market discount.

If the Tax-Exempt Fund does not distribute at least 98% of its ordinary taxable income for each calendar year, 98% of its capital gain net income for the one-year period ending on October 31 of such calendar year, and 100% of such income from prior years that was not distributed or taxed, the Tax-Exempt Fund will be subject to a nondeductible 4% excise tax on the excess of such amounts over the amounts actually distributed.

If a shareholder fails to provide a Tax-Exempt Fund with a current taxpayer identification number, the Tax-Exempt Fund generally is required to withhold 28% of taxable interest, dividend payments, and proceeds from the redemption of shares of the Tax-Exempt Fund as backup withholding. Backup withholding is not an additional tax and may be credited to your ultimate federal income tax liability. Backup withholding may be inapplicable for any year in which the Tax-exempt fund reasonably estimates that at least 95% of its dividends paid with respect to such year are exempt-interest dividends.

Dividends and distributions to shareholders will be treated in the same manner for federal income tax purposes whether received in cash or reinvested in additional shares of a Tax-Exempt Fund.

With respect to the variable rate demand instruments, including Participation interests therein, each Tax-Exempt Fund should be treated for federal income tax purposes as the owner of the underlying Municipal Obligations and the interest thereon will be tax-exempt to the Tax-Exempt Fund to the same extent as the interest in the underlying Municipal Obligations.

For federal income tax purposes, each Tax-exempt Fund is permitted to carry forward a net capital loss for any year to offset its capital gains, if any, for up to eight years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they would not result in federal income tax liability to the fund and are not expected to be distributed as such to shareholders. The New Jersey Portfolio had, as of November 30, 2003, $70,882 of capital losses that may be carried forward to offset future capital gains, if any. These carry forwards expire in 2008. Capital loss carryforwards utilized by the New Jersey Portfolio during the year ended November 30, 2003 were $279,194.

From time to time, proposals have been introduced before Congress to restrict or eliminate the federal income tax exemption for interest on Municipal Obligations. If such a proposal is introduced and enacted in the future, the ability of the Tax-Exempt Funds to pay exempt-interest dividends will be adversely affected and each Tax-Exempt Fund will reevaluate its investment objectives and policies and consider changes in its structure.


The U.S. Supreme Court has held that there is no constitutional prohibition against the federal government's taxing the interest earned on state or other municipal bonds. The decision does not, however, affect the current exemption from taxation of the interest earned on the Municipal Obligations in accordance with Section 103 of the Code.

The Taxable Portfolio





The Taxable Portfolio primarily invests in municipal bonds that generate taxable income and is not eligible to distribute tax-exempt dividends. In general, assuming that the Taxable Portfolio has sufficient earnings and profits, dividends from investment company taxable income of the Taxable Portfolio are taxable as ordinary income at a current maximum U.S. federal income tax rate of 35% for individuals. Such dividends will not qualify for taxation at the maximum 15% U.S. federal income tax rate available to individuals on qualified dividend income and, in the case of corporate shareholders, are not expected to be eligible for the dividends-received deduction.

The Taxable Portfolio intends to distribute at least 90% of its investment company taxable income for each taxable year.

Dividends from net capital gain of the Taxable Portfolio that are designated as capital gain dividends are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the Taxable Portfolio. Capital gain dividends distributed by the Taxable Portfolio to individual shareholders generally will qualify for the current maximum 15% federal tax rate on long-term capital gains. A shareholder should be aware that the benefits of the favorable tax rate applicable to long-term capital gains may be impacted by the application of the alternative minimum tax to individual shareholders. Under current law, the maximum 15% federal income tax rate on long-term capital gains will cease to apply to taxable years beginning after December 31, 2008. Any net capital gains will be distributed at least annually to the Taxable Portfolio's shareholders. However, Taxable Portfolio shareholders who at the time of such a capital gain dividend have not held their Taxable Portfolio shares for more than six months, and who subsequently dispose of those shares at a loss, will be required to treat such loss as a long-term capital loss to the extent of the capital gain dividend. If the securities held by the Taxable Portfolio appreciate in value, purchasers of shares of the Taxable Portfolio after the occurrence of such appreciation will acquire such shares subject to the tax obligation that may be incurred in the future when there is a sale of such securities. Distributions of net capital gain will be designated as a "capital gain dividend" in a written notice mailed to the Taxable Portfolio's shareholders not later than 60 days after the close of the Taxable Portfolio's taxable year. A shareholder may recognize a taxable gain or loss if the shareholder sells or redeems its shares in amount equal to the difference between the net amount of the sale proceeds (or, in the case of an exchange, the fair market value of the shares) received and the shareholder's tax basis for the shares that are sold or exchanged. Any gain or loss arising from (or treated as arising from) the redemption or exchange of shares that is treated as a sale for U.S. federal income tax purposes generally will be a capital gain or loss. Capital gains realized by corporations are generally taxed at the same rate as ordinary income. However, capital gains are taxable at a maximum federal tax rate of 15% to non-corporate shareholders who have a holding period of more than 12 months. The deduction of capital losses is subject to limitations. In addition, if Class A shares of the Taxable Portfolio that have been held for less than 91 days are exchanged for Class A shares in another fund at net asset value pursuant to the exchange privilege, all or a portion of the sales charge paid on the shares that are exchanged will not be included in the tax basis of such shares under the Code to the extent a sales charge that would otherwise apply to the shares received is reduced pursuant to the exchange privilege. In that case, the portion of the sales charge not included in the tax basis of the shares surrendered in an exchange is included in the tax basis of the shares acquired in the exchange.

Under Treasury regulations, if s shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or a greater amount over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer's treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

The Taxable Portfolio may realize gains or losses from its portfolio transactions and upon the maturity or disposition of securities acquired at discounts resulting from market fluctuations. A portion of such gains may be taxable as ordinary income to the extent of accrued market discount.

If the Taxable Portfolio does not distribute at least 98% of its ordinary taxable income for such calendar year, 98% of its capital gain net income for the one-year period ending on October 31 of such calendar year, and 100% of such income from prior years that was not distributed or taxed, the Taxable Portfolio will be subject to a nondeductible 4% excise tax on the excess of such amounts over the amounts actually distributed.



If a shareholder fails to provide the Taxable Portfolio with a current taxpayer identification number, the Taxable Portfolio generally is required to withhold 28% of taxable interest, dividend payments and proceeds from the redemption of shares of the Taxable Portfolio as backup withholding. Backup withholding is not an additional tax and may be credited to your ultimate federal income tax liability.


Dividends and distributions to shareholders will be treated in the same manner for federal income tax purposes whether received in cash or reinvested in additional shares of the Taxable Portfolio.


The Taxable Portfolio had, as of November 30, 2003, $24,058 of capital losses that may be carried forward to offset future capital gains, if any. These carry forwards expire in 2011.

For federal income tax purposes, each Tax-exempt Fund is permitted to carry forward a net capital loss for any year to offset its capital gains, if any, for up to eight years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they would not result in federal income tax liability to the fund and are not expected to be distributed as such to shareholders.

Entities that generally qualify for an exemption from federal income tax, such as many pension trusts and retirement plans, are nevertheless taxed under
Section 511 of the Code on their unrelated business taxable income. Unrelated business taxable income is income from a trade or business regularly carried on by the tax-exempt entity that is unrelated to the entity's exempt purpose. Therefore, unrelated business taxable income generally does not include dividend or interest income or gain from the sale of investment property, unless such income is derived from property that is debt-financed or is dealer property. A tax-exempt entity's dividend income from the Taxable Portfolio and gain from the sale of shares in the Taxable Portfolio or the Taxable Portfolio's sale of securities is not expected to constitute unrelated business taxable income to such tax-exempt entity unless the acquisition of the share itself is debt-financed or constitutes dealer property in the hands of the tax-exempt entity.

Before investing in the Taxable Portfolio, the trustee or investment manager of an employee benefit plan (e.g., a pension or profit sharing retirement plan) should consider among other things whether the investment is prudent under the Employee Retirement Income Security Act of 1974 ("ERISA"), taking into account the needs of the plan and all of the facts and circumstances of the investment in the Taxable Portfolio, and whether the investment satisfies the diversification requirement of Section 404(a)(1)(C) of ERISA. The assets of the Portfolio are not expected to be "plan assets" under ERISA and the Department of Labor regulations regarding the definition of "plan assets" because shares of the Taxable Portfolio are issued by an investment company registered under the Investment Company Act of 1940.


Prospective tax-exempt investors are urged to consult their own tax advisers prior to investing in the Taxable Portfolio.

NEW YORK INCOME TAXES

The designation of all or a portion of a dividend paid by the Fund as an "exempt-interest dividend" under the Code does not necessarily result in the exemption of such amount from tax under the laws of any state or local taxing authority. However, to the extent that dividends are derived from interest on New York Municipal Obligations, the dividends will also be excluded from a New York shareholder's gross income for New York State and New York City personal income tax purposes. This exclusion will not result in a corporate shareholder being exempt for New York State and New York City franchise tax purposes.

NEW JERSEY INCOME TAXES

The exemption of interest income for federal income tax purposes does not necessarily result in an exemption under the income or other tax laws of any state or local taxing authority. The New Jersey Portfolio intends to be a "qualified investment fund" within the meaning of the New Jersey gross income tax act. The primary criteria for constituting a "qualified investment fund" are that (i) such fund is an investment company registered with the Securities and Exchange Commission which, for the calendar year in which the distribution is paid, has no investments other than interest-bearing obligations, obligations issued at a discount, and cash and cash items, including receivables, and financial options, futures, forward contracts, or other similar financial instruments relating to interest-bearing obligations, obligations issued at a discount or bond indexes related thereto and (ii) at the close of each quarter of the taxable year, such fund has not less than 80% of the aggregate principal amount of all of its investments, excluding financial options, futures, forward contracts, or other similar financial instruments relating to interest-bearing obligations, obligations issued at a discount or bond indexes related thereto to the extent such instruments are authorized under the regulated investment company rules under the Code, cash and cash items, which cash items shall include receivables, in obligations issued by or on behalf of the State of New Jersey or any county, municipally, school or other district, agency, authority, commission, instrumentality, public corporation (including one created or existing pursuant to agreement or compact with the State of

New Jersey or any other state), body corporate and politic or other political subdivision of the State of New Jersey ("New Jersey State-Specific Obligations") or obligations which are free from New Jersey state or local taxation under any act of the State of New Jersey or under the laws of the United States ("U.S. Government Obligations"). Additionally, a qualified investment fund must comply with certain continuing reporting requirements.


In the opinion of McCarter & English, special New Jersey tax counsel to the New Jersey Portfolio, assuming that the New Jersey Portfolio constitutes a qualified investment fund and that the New Jersey Portfolio complies with the reporting obligations under New Jersey law with respect to qualified investment funds, (i) distributions paid by the New Jersey Portfolio to a New Jersey resident individual shareholder will not be subject to the New Jersey gross income tax to the extent that the distributions are attributable to income received as interest on or gain from New Jersey State-Specific Obligations or U.S. Government Obligation and (ii) gain from the sale of shares in the New Jersey Portfolio by a New Jersey resident individual shareholder will not be subject to the New Jersey gross income tax. Shareholders are urged to consult their tax advisers with respect to the treatment of distributions from each Portfolio and ownership of shares of each Portfolio in their own states and localities.





THE DISTRIBUTOR

--------------------------------------------------------------------------------

The Fund sells and redeems its shares on a continuing basis at their net asset value. In effecting sales of Fund shares under the Distribution Agreements, the Distributor, as agent for the Fund, will solicit orders for the purchase of the Fund's shares, provided that any subscriptions and orders will not be binding on the Fund until accepted by the Fund as principal. The Distributor receives revenues from the sale of Fund shares. With respect to the Class A shares of the Fund, the Distributor receives commission revenues consisting of that portion of the Class A shares charge remaining after the allowance by the Distributor to investment dealers. For Class B shares, the Distributor receives any contingent sales load that applies. The sales loads and volume discounts applicable to the Class A shares, including the portion of the sales charge that is re-allowed to dealers, is set forth in the Prospectus and is incorporated herein by reference. The applicable contingent deferred sales charge for the Class B shares is also set forth in the Prospectus and is incorporated herein by reference.

The following table indicates the aggregate dollar amount of the sales charge for the Class A and B shares and the amount retained by the Distributor for the last three fiscal years:


                                      Aggregate Dollar       Allowance or
                                      Amount of Sales       Compensation to
Portfolio          Fiscal Year        Charge Retained           Dealers
---------------------------------------------------------------------------
New York
   Class A         2003                  $  25,359             $  398,820
                   2002                     [    ]                412,156
                   2001                     [    ]                336,201

   Class B         2003                  $  12,909             $   70,452
                   2002                     [    ]                 60,191
                   2001                     [    ]                 76,472

New Jersey
   Class A         2003                  $   4,986             $   61,010
                   2002                     [    ]                 50,065
                   2001                     [    ]                 47,852

Taxable
   Class A         2003                  $  14,650             $  186,971
                   2002                     [    ]                 80,968
                   2001                     [    ]                 64,143



     In addition, pursuant to the Distribution Agreement for the Class B shares of the New York Portfolio, the Distributor receives an asset-based sales charge of 0.75% per annum of the Class B shares' average daily net assets to compensate the Distributor for providing distribution assistance or for arranging for others to provide distribution assistance with respect to sales of the Class B shares. For the fiscal year ended November 30, 2003, the amount payable to the Distributor by the Fund, on behalf of the New York Portfolios Class B shares, pursuant to the Distribution Agreement was $87,864, of which $35,619 was waived.







                                                    PERFORMANCE DATA
                                         (for periods ended November 30, 2003)

                                 Total Return       Average Annual     Average Annual        Average Annual      Average Annual
                                  for Twelve         Total Return     Total Return for      Return Total for    Total Return for
Portfolio                        Month Period      Since Inception*       10 years              5 years              1 year
-----------------------------------------------------------------------------------------------------------------------------------
New York (Class A)
    .  Before Taxes(1)               1.00%              5.13%               5.38%                4.08%               1.00%
    .  After Taxes on
       Distributions(1)              0.92%              4.46%               5.05%                3.98%               0.92%
    .  After Taxes on
       Distributions and
       Redemption(1)                 2.17%              4.46%               5.03%                4.11%               2.17%

New York (Class B)
    .  Before Taxes(2)               1.02%              4.59%                N/A                 4.10%               1.02%
    .  After Taxes on
       Distributions(2)              0.93%              4.51%                N/A                 4.01%               0.93%
    .  After Taxes on
       Distributions and
       Redemption(2)                 1.99%              4.47%                N/A                 4.05%               1.99%

New Jersey
    .  Before Taxes(1)               1.68%              4.79%                N/A                 3.83%               1.68%
    .  After Taxes on
       Distributions(1)              1.66%              4.51%                N/A                 3.77%               1.66%
    .  After Taxes on
       Distributions and
       Redemption(1)                 2.51%              4.51%                N/A                 3.86%               2.51%

Taxable
    .  Before Taxes(1)               1.05%              7.01%                N/A                 5.85%               1.05%
    .  After Taxes on
       Distributions(1)             (0.76)%             4.24%                N/A                 3.31%              (0.76)%
    .  After Taxes on
       Distributions and
       Redemption(1)                 0.66%              4.19%                N/A                 3.36%               0.66%

----------
*The inception dates of New York Class A and B shares were June 24, 1991, and December 3, 1997, respectively. The inception date for both the New Jersey and Taxable Portfolios was December 1, 1993.
/(1)/ Reflects 4.50% sales charge.
/(2)/ Reflects deferred sales charge.



                                                        30-day Taxable Equivalent          30-day Taxable Equivalent
Portfolio                   30-Day Current Yield        Yield for State Residents             Yield (Federal only)
-------------------------------------------------------------------------------------------------------------------------
New York (Class A)                  3.14%                         5.23%                              4.83%
New York (Class B)                  2.69%                         4.48%                              4.14%
New Jersey                          3.45%                         5.67%                              5.31%
Taxable                             4.22%                          N/A                                N/A

FINANCIAL STATEMENTS


The audited financial statements for the Fund for the fiscal year ended November 30, 2003, are incorporated by reference herein and are contained in the Fund's Annual Report, which is available upon request.


DESCRIPTION OF SECURITY RATINGS AND NOTES

Moody's Investors Service, Inc. ("Moody's")

Bonds

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements may change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than Aaa bonds because margins of protection may not be as large or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody's applies numerical modifiers (1, 2 and 3) in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Notes

Moody's ratings for state and tax-exempt notes and short-term loans are designated Moody's Investment Grade (MIG). The distinction is in recognition of the difference between short-term and long-term credit risk. Loans bearing the designation MIG-1 are of the best quality, enjoying strong protection by established cash flows of funds for their servicing or by established and broadbased access to the market for refinancing, or both. Loans bearing the designation MIG-2 are of high quality, with margins of protection ample although not as large as in the preceding group. Loans bearing the designation MIG-3 are of favorable quality, with all security elements accounted for but lacking the strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established. Notes bearing the designation MIG-4 are judged to be of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

Commercial Paper

Moody's Commercial Paper Ratings are opinions of the ability of issuers to repay punctually promissory senior debt obligations not having an original maturity in excess of one year. The designation Prime-1 or P-1 indicates the highest quality repayment capacity of the rated issue.

The designation Prime-2 or P-2 indicates that the issuer has a strong capacity for repayment of senior short-term promissory obligations. Earnings trends and coverage ratios, while sound, may be subject to some variation.
Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated "Not Prime" do not fall within any of the Prime rating categories.

Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. ("S&P")

Bonds

AAA: Bonds rated AAA are highest grade obligations. They possess the ultimate degree of protection as to principal and interest.

AA: Bonds rated AA also qualify as high-grade obligations and, in the majority of instances, differ from AAA issues only to a small degree.

A: Bonds rated A are regarded as upper medium grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe. They predominantly reflect money rates in their market behavior and, to some extent, economic conditions.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

Municipal Notes

SP-1: Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest.

Commercial Paper

S&P Commercial Paper ratings are current assessments of the likelihood of timely payment of debts having an original maturity of no more than 365 days. Issues assigned A have the highest rating and are regarded as having the greatest capacity for timely payment. The A-1 designation indicates that the degree of safety regarding timely payment is very strong.

The ratings assigned by S&P may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within its major rating categories.

Description of Tax-Exempt Notes

Tax-Exempt Notes generally are used to provide for short-term capital needs and generally have maturities of one year or less. Tax-Exempt Notes include:

Tax Anticipation Notes: Tax Anticipation Notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenue, such as income, sales, use and business taxes, and are payable from these specific future taxes.

Revenue Anticipation Notes: Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Programs.

Bond Anticipation Notes: Bond Anticipation Notes are issued to provide interim financing until long-term financing can be arranged. In most cases the long-term bonds then provide the money for the repayment of the Notes.

Construction Loan Notes: Construction Loan Notes are sold to provide construction financing. Permanent financing, the proceeds of which are applied to the payment of Construction Loan Notes, is sometimes provided by a commitment by the Government National Mortgage Association ("GNMA") to purchase the loan, accompanied by a commitment by the Federal Housing Administration to insure mortgage advances thereunder. In other instances, permanent financing is provided by commitments of banks to purchase the loan.

Tax-Exempt Commercial Paper

Issues of Tax-Exempt Commercial Paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities, or to provide interim construction financing and are paid from general revenues of municipalities, or are refinanced with long-term debt. In most cases, Tax-Exempt Commercial Paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

Fitch Ratings


Tax-Exempt Bonds

Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

Fitch ratings are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA: Bonds considered to be investment grade and of the highest grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong but may be more vulnerable to adverse economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Plus (+) Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category.

Tax-Exempt Notes and Commercial Paper

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

The short-term rating places greater emphasis than a long-term rating on the existences of liquidity necessary to meet the issuer's obligations in a timely manner.

F-1+: Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than F-1+ issues.

F-2: Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3: Fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes can cause these securities to be rated below investment grade.

                           PART C -- OTHER INFORMATION

Item 23.                Exhibits

       (a) Articles of Incorporation of the Registrant.(1)

     (a.1) Articles Supplementary of the Registrant.(2)

       (b) Amended and Restated By-laws of the Registrant.(3)

       (c) Form of certificate for shares of Common Stock, par value $.001 per share of the Registrant.(1)

       (d) Management Contract between the Registrant and Boston Advisors, Inc., for the Lebenthal New York Municipal Bond Fund portfolio.(6)

     (d.1) Management Contract between the Registrant and Boston Advisors, Inc., for the Lebenthal New Jersey Municipal Bond Fund portfolio.(6)

     (d.2) Management Contract between the Registrant and Boston Advisors, Inc., for the Lebenthal Taxable Municipal Bond Fund portfolio.(6)

       (e) See Distribution Agreements filed as Exhibits (m.4) to (m.7).(6)

       (f) Not applicable.

       (g) Custody Agreement between the Registrant and State Street Bank and Trust Company (formerly IFTC).(4)

       (h) Investment Accounting Agreement between the Registrant and State Street Bank and Trust Company (formerly IFTC).(4)

     (h.1) Transfer Agency and Service Agreement between the Registrant and
           State Street Bank and Trust Company.(6)

     (h.2) Administration Agreement between the Registrant and State Street Bank and Trust Company.(4)

       (i) Opinion of Battle Fowler LLP, as to the legality of the securities being registered.(1)

     (i.2) Opinion of McCarter & English, LLP, as to the New Jersey law,
           including their consent to the filing thereof and to the use of their name under the heading "New Jersey Income Taxes" in the Prospectus.
           (1)

       (j) Consent of PricewaterhouseCoopers LLP.(7)

       (k) None.

       (l) Subscription Agreement containing written assurances that the purchase of shares of the Registrant by Reich & Tang Asset Management L.P. was for investment purposes without any present intention of redeeming or reselling.(1)

       (m) Distribution and Service Plan pursuant to Rule 12b-1 for the Class A shares of the Lebenthal New York Municipal Bond Fund Portfolio of the Registrant.(6)

     (m.1) Distribution and Service Plan pursuant to Rule 12b-1 for the Class B shares of the Lebenthal New York Municipal Bond Fund Portfolio of the Registrant.(6)

     (m.2) Distribution and Service Plan pursuant to Rule 12b-1 for the
           Lebenthal New Jersey Municipal

           Bond Fund Portfolio of the Registrant.(6)

     (m.3) Distribution and Service Plan pursuant to Rule 12b-1 for the
           Lebenthal Taxable Municipal Bond Fund Portfolio of the Registrant.(6)

     (m.4) Distribution Agreement between the Registrant, on behalf of the Class
           A shares of the Lebenthal New York Municipal Bond Fund, and Advest, Inc.(6)

     (m.5) Distribution Agreement between the Registrant, on behalf of the Class
           B shares of the Lebenthal New York Municipal Bond Fund, and Advest, Inc.(6)

     (m.6) Distribution Agreement between the Registrant, on behalf of the Lebenthal New Jersey Municipal Bond Fund, and Advest, Inc.(6)

     (m.7) Distribution Agreement between the Registrant, on behalf of the Lebenthal Taxable Municipal Bond Fund, and Advest, Inc.(6)

     (m.8) Shareholder Servicing Agreement between the Registrant, on behalf of the Lebenthal New Jersey Municipal Bond Fund, and Advest, Inc.(6)

     (m.9) Shareholder Servicing Agreement between Registrant, on behalf of the Lebenthal Taxable Municipal Bond Fund, and Advest, Inc.(6)

       (n) Rule 18f-3 Multi-Class Plan.(5)

       (o) Reserved.

       (p) Code of Ethics of the Registrant and Advest, Inc.(6)

     (p.1) Code of Ethics of Boston Advisors, Inc.(6)

       (q) Power of Attorney.(7)

(1) Filed with Post-Effective Amendment No. 12 to the Registration Statement on March 31, 1997, and incorporated herein by reference.

(2) Filed with Post-Effective Amendment No. 19 to the Registration Statement on March 30, 2001, and incorporated herein by reference.

(3) Filed with Post-Effective Amendment No. 20 to the Registration Statement on February 1, 2002, and incorporated herein by reference.

(4) Filed with Post-Effective Amendment No. 11 to said Registration Statement on March 29, 1996, and incorporated herein by reference.

(5) Filed with Post-Effective Amendment No. 21 to the Registration Statement on March 28, 2002, and incorporated herein by reference.

(6) Filed with Post-Effective Amendment No. 22 to said Registration Statement on March 28, 2003, and incorporated herein by reference.

(7)  Filed herewith.

Item 24. Persons Controlled by or Under Common Control With Registrant

     None.

Item 25. Indemnification

     Registrant's response to Item 25 in Post-Effective Amendment No. 20 to the Registration Statement is incorporated herein by reference.

Item 26. Business and Other Connections of Investment Adviser

     All of the information required by this item is set forth in the Form ADV of the Registrant's investment manager, Boston Advisors, Inc. (File No. 801-18130). The following sections of the Form ADV are incorporated herein by reference:

     (a)  Items 1 and 2 of Part 2; and

     (b)  Item 6, Business Background, of each Schedule D.

Item 27. Principal Underwriter

         (a) Advest, Inc., the Registrant's distributor, is also principal underwriter for Boston Advisors Trust and depositor for the Empire State Municipal Exempt Trust series of unit investment trusts. The principal address of Advest, Inc. is 90 State House Square, Hartford, Connecticut 06103.

     (b) The directors and officers of Advest, Inc. are listed in Schedule A of its Form BD as currently on file with the SEC, the text of which is hereby incorporated by reference.

             CRD # on Form BD                        1934 Act File #
             ----------------                        ---------------
                   10                                   8-21409

     The following directors and officers of Advest, Inc. are also directors and/or officers of the Registrant:

                                         Positions and Offices                  Position and Office
Name and Address                         with Advest, Inc.                      with the Registrant
----------------                         ----------------------                 -------------------
Alexandra Lebenthal                      President of Lebenthal, a division     Chairman and Director
120 Broadway                             of Advest, Inc.; Director, Senior
New York, New York  10271                Vice President and Senior Managing
                                         Director of Advest, Inc.

Michael J. Vogelzang                     Director                               President
One Federal Street, 26/th/ Floor
Boston, Massachusetts  02110

     (c) Not applicable.

Item 28. Location of Accounts and Records

     Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained in the physical possession of the Registrant or State Street Bank and Trust Company, 801 Pennsylvania, Kansas City, Missouri 64104-1716, the Registrant's custodian; at State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, Massachusetts 02171-2197, the Registrant's administrator; National Financial Data Services, the delegatee of State Street Bank and Trust Company, 330 West 9th Street, Kansas City, Missouri 64105, the Registrant's transfer agent, and at Advest, Inc., 90 State House Square, Hartford, Connecticut 06103, the Registrant's distributor.

Item 29. Management Services

     Not applicable.

Item 30. Undertakings

     Not applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) of the Securities Act and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston, and the Commonwealth of Massachusetts on the 25th day of March, 2004.

                                            LEBENTHAL FUNDS, INC.

                                            By:  /s/ Michael J. Vogelzang
                                                 -------------------------------
                                                 Michael J. Vogelzang
                                                 President

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

             SIGNATURE                          TITLE                          DATE

(1)          Principal Executive Officer

             /s/ Alexandra Lebenthal            Chairman                       March 25, 2004
             ---------------------------------
             Alexandra Lebenthal

(2)          Principal Financial &
             Accounting Officer

             /s/ Ronald Maggiacomo              Treasurer                      March 25, 2004
             ---------------------------------
             Ronald Maggiacomo

(3)          Directors

             /s/ Victor Chang*                  Director                       March 25, 2004
             ---------------------------------
             Victor Chang*


             /s/ Alexandra Lebenthal            Chairman                       March 25, 2004
             ---------------------------------
             Alexandra Lebenthal


             /s/ Ezekiel Russell Peach, Jr.*    Director                       March 25, 2004
             ---------------------------------
             Ezekiel Russell Peach, Jr.


             /s/ Penny Zuckerwise*              Director                       March 25, 2004
             ---------------------------------
             Penny Zuckerwise


             /s/ Tanya Kerrigan                                                March 25, 2004
             ---------------------------------
             Tanya Kerrigan
By:          Attorney-in-Fact*

                                  Exhibit Index

     (j)  Consent of PricewaterhouseCoopers LLP.

     (q)  Power of Attorney.